[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of rowers]

Strategic Allocation:
   Conservative
   Moderate
   Aggressive

May 31, 2002                     [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The good news during the six months ended May 31, 2002, was that the U.S.
economy began to recover from the catastrophic events of September 11 and last year's recession. Fueled by tax cuts, increased government spending, and the lowest short-term interest rates in 40 years, the economy accelerated from a
1.7% annual growth rate in the fourth quarter of 2001 to a 6.1% rate in the first quarter of 2002.

     The bad news was that the recovery was weakened and delayed by fears of further terrorist attacks, escalating geopolitical tensions, and accounting scandals. Economic growth slowed in the second quarter and so did stock market momentum. Skittish investors sold stock sectors seen as potentially overvalued and susceptible to further corporate chicanery, and bought  "safe-haven"
investments (like gold and high-quality bonds) and stocks perceived as undervalued.

     It paid to be diversified--American Century's Strategic Allocation portfolios posted small gains when many other portfolios suffered losses. The funds also outperformed their performance benchmarks as the investment team continued to add value through security selection, tactical allocations, and strategic rebalancing. Their discussion of market conditions, fund performance, and portfolio strategy begins on page 2.

     Turning to administrative matters, we're streamlining our funds' annual and semiannual reports to deliver the important investment information you need more efficiently and cost-effectively. At the same time, we're putting more emphasis on quarterly fund commentaries, which should be available on our Web site
(www.americancentury.com) within three weeks after each calendar quarter end.
Quarterly reporting on the Web--in addition to the annual and semiannual report mailings--should help provide you with useful investment information in a more timely fashion.

     We appreciate your continued confidence in American Century and firmly believe that "The Best is Yet to Be."(reg.sm)

Sincerely,

/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Founder and Chairman of the Board                     Co-Chairman of the Board

[right margin]

   Table of Contents

   Market Perspective .....................................................    2
STRATEGIC ALLOCATION: CONSERVATIVE

STRATEGIC ALLOCATION: MODERATE

STRATEGIC ALLOCATION: AGGRESSIVE

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   51
   Statement of Operations ................................................   52
   Statement of Changes
      in Net Assets .......................................................   53
   Notes to Financial
      Statements ..........................................................   54
   Financial Highlights ...................................................   59
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   70
   Background Information
      Investment Philosophy
         and Policies .....................................................   71
      Comparative Indices .................................................   71
      Investment Team

                                                  www.americancentury.com      1

Market Perspective from Jeff Tyler
--------------------------------------------------------------------------------
[photo of Jeff Tyler]

Jeff Tyler, senior vice president and lead manager of the Strategic Asset
Allocation funds

U.S. ECONOMIC OVERVIEW

     Inventory rebuilding, resilient consumer spending, bigger government outlays, and strength in the housing sector contributed most to economic growth during the period. Corporate profits and business spending remained weak, but it was encouraging to see  that interest rate cuts and government spending stimulated other sectors of  the economy.

     However, signs of slower growth emerged in the spring, including weaker consumer spending and confidence figures. As a result, the Federal Reserve kept overnight lending rates at a 40-year low of 1.75% to continue to accomodate the economic recovery. The Federal Reserve held steady due to weaker second-quarter economic data, low inflation, and weak business spending.

     The U.S. dollar declined relative to other world currencies, dragged down by expectations of a sluggish economic recovery and accounting shenanigans.

STOCKS AND BONDS

     The market reaction to economic recovery was somewhat counterintuitive--
large-cap stocks declined, while bonds crept ahead. Large-cap stocks languished because the worst corporate profit downturn in at least 50 years made large-cap stocks expensive by historical measures, while an earnings recovery remained uncertain due to weak demand, accounting scandals,  and heavy debt loads. The uncertainty surrounding the future of corporate earnings helped cheaper, value-oriented companies continue their two-year streak of outperforming growth shares. The market's bias toward value-oriented shares also helped smaller companies post strong returns, as they were quite a bit cheaper than large-
company stocks.

     Bond prices were relatively unchanged during the six months, but their steady interest payments generated positive returns. In terms of bond sectors, it was all about credit quality, as the safest bonds continued to outperform higher-yielding sectors. Mortgage-backed securities led the bond market higher, while corporate bond performance was challenged by the same issues that hurt large-cap stocks--weak earnings and accounting irregularities.

INTERNATIONAL

     The economic news overseas also improved during the period. European economies grew, while the global recovery lifted Japanese exports. Russia and the Far East also rebounded, helped by global demand for oil and microchips.
European stocks performed relatively well, as strength in the euro boosted returns in dollar terms. Emerging markets were the star of world markets. But their performance faded late in  the period when investors began to question the strength of the economic rebound in the U.S., a key market for emerging economies.

[left margin]

"THE MARKET REACTION TO ECONOMIC RECOVERY WAS SOMEWHAT COUNTERINTUITIVE--
LARGE-CAP STOCKS DECLINED, WHILE BONDS CREPT AHEAD."

U.S. STOCK MARKET PERFORMANCE
FOR THE SIX MONTHS ENDED MAY 31, 2002

S&P 500                             -5.69%
S&P MIDCAP 400                       9.86%
S&P SMALLCAP 600                    12.57%

U.S. BOND MARKET PERFORMANCE
FOR THE SIX MONTHS ENDED MAY 31, 2002

LEHMAN AGGREGATE BOND INDEX          2.25%
Lehman Corporate Bond Index          1.56%
Lehman Fixed-Rate Mortgage-Backed
     Securities Index                3.26%
Lehman Treasury Bond Index           1.18%

FOREIGN STOCK MARKET PERFORMANCE (IN U.S. DOLLARS)
FOR THE SIX MONTHS ENDED MAY 31, 2002

MSCI EAFE(reg.sm) INDEX              3.07%
MSCI Europe Index                    1.36%
MSCI Far East Index                  6.87%

Sources: Bloomberg Financial Markets and Lipper Inc.

Indices are defined on page 71.

2      1-800-345-2021

Strategic Conservative--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2002

                                  STRATEGIC     S&P 500     LEHMAN     90-DAY
                                 CONSERVATIVE              AGGREGATE   T-BILL
                                                           BOND INDEX   INDEX
================================================================================
INVESTOR CLASS (INCEPTION 2/15/96)
   6 MONTHS(1) .................... 0.50%       -5.69%       2.25%      0.85%
   1 YEAR ......................... 0.13%      -13.87%       8.10%      2.28%
AVERAGE ANNUAL RETURNS
-----------------------------
   3 YEARS ........................ 5.03%       -5.23%       7.68%      4.32%
   5 YEARS ........................ 7.29%        6.13%       7.64%      4.55%
   LIFE OF FUND ................... 7.35%       10.16%(2)    7.18%(2)   4.67%(2)
================================================================================
ADVISOR CLASS (INCEPTION 10/2/96)
   6 MONTHS(1) .................... 0.38%       -5.69%       2.25%      0.85%
   1 YEAR ........................ -0.12%      -13.87%       8.10%      2.28%
AVERAGE ANNUAL RETURNS
-----------------------------
   3 YEARS .......................  4.84%       -5.23%       7.68%      4.32%
   5 YEARS .......................  7.03%        6.13%       7.64%      4.55%
   LIFE OF CLASS .................  7.31%        9.63%(3)    7.63%(3)   4.62%(3)
================================================================================
INSTITUTIONAL CLASS (INCEPTION 8/1/00)
   6 MONTHS(1) ...................  0.60%       -5.69%       2.25%      0.85%
   1 YEAR ........................  0.14%      -13.87%       8.10%      2.28%
AVERAGE ANNUAL RETURNS
-----------------------------
   LIFE OF CLASS .................  2.88%      -13.67%(4)    9.81%(4)   3.65%(4)

(1) Returns for periods less than one year are not annualized.

(2) Since 2/29/96, the date nearest the class's inception for which data are available.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

(4) Since 7/31/00, the date nearest the class's inception for which data are available.

See pages 70-72 for information about share classes, returns, and the comparative indices.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph above shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and 90-Day Treasury Bill (T-Bill) indices are provided for comparison in each graph. Strategic Conservative's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table at left). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

* Fund data from 2/15/96, the class's inception date. Index data from 2/29/96, the date nearest the class's inception for which data are available. Not annualized.

                                                  www.americancentury.com      3

Strategic Conservative--Performance Review
--------------------------------------------------------------------------------

By Jeff Tyler and Brian Howell, portfolio managers

PERFORMANCE SUMMARY

     Strategic Allocation: Conservative returned 0.50% in the six months ended
May 31, 2002, outperforming its performance benchmark (45% Lehman Aggregate
Bond, 37% Russell 3000, 10% 90-Day Treasury Bill, 8% EAFE), which returned
-0.09%.* The fund continued to generate solid risk-adjusted returns due to good security selection and some favorable allocation decisions.

OVERALL INVESTMENT STRATEGIES

     Our disciplined approach to rebalancing is the cornerstone of our investment process, as it helps us avoid making the worst trades--buying high and selling low. The rebalancing side of our investment process keeps the portfolio relatively close to its targeted mix of stocks, bonds, and cash--mixes that we think optimize risk and return over time. Rebalancing the portfolio meant we sold some of our winners (bonds) and bought our decliners (stocks) to readjust the portfolio for the market's activity. Buying stocks near three-year lows and selling bonds after a strong rally was the type of fundamentally sound, long-term trade that is inherent to the rebalancing process.

     As a part of the rebalancing process, we try to find market imbalances that we can exploit. That was challenging because many imbalances appear to have corrected considerably. Small-cap stock performance weakened along with the group's valuation appeal; value stocks are a more expensive lot; and
high-quality bonds had a nice run.

     We did make some slight changes  in the middle of the period to account for our quantitative and economic analysis--we reduced our reinvestment into growth stocks and increased our investment in cash. Those allocation decisions worked out well for the fund.

BOND INVESTMENT STRATEGIES

     In Strategic Allocation: Conservative's bond portfolio, we try to maintain broad exposure to the taxable, investment-grade bond sectors represented in the
Lehman Brothers Aggregate Bond  Index--particularly mortgage-backed securities
(MBS), corporates, and Treasurys. We try to overweight the sectors that appear to have the most attractive values and yields.

     We were slightly underweight Treasurys and overweight the higher- yielding corporate and MBS sectors because we think they represent the best long-term values for shareholders. It was a treacherous period for corporate bonds, and our performance was mixed. We avoided several land mines, but some positions in the troubled energy distribution and telecommunications industries detracted from performance.

DOMESTIC STOCK INVESTMENT STRATEGIES

     Our positioning in the domestic stock portion of the portfolio was relatively conservative. That helped the fund hold its value as the stock market continued to decline. Overall, the domestic stock portfolio maintained its broad diversification across all sectors of the stock market. We attempted to limit the portfolio's exposure to some of the most expensive companies, particularly in the technology sector.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"BUYING STOCKS NEAR THREE-YEAR LOWS AND SELLING BONDS AFTER A STRONG RALLY WAS
THE TYPE OF FUNDAMENTALLY SOUND, LONG-TERM TRADE THAT IS INHERENT TO THE
REBALANCING PROCESS."

ASSET ALLOCATION
% OF FUND INVESTMENTS
                                          AS OF MAY 31, 2002
U.S. BONDS                                       45.2%
U.S. STOCKS & FUTURES                            34.4%
MONEY MARKET SECURITIES                          12.8%
FOREIGN STOCKS                                    7.6%

See page 71 for the fund's neutral asset mix.

FUND'S U.S. BONDS
                                          AS OF MAY 31, 2002
WEIGHTED AVERAGE MATURITY                       4.8 YRS
AVERAGE DURATION                                4.2 YRS

% OF FUND'S U.S. BONDS

MORTGAGE-BACKED SECURITIES                       34.9%
CORPORATE SECURITIES                             29.0%
U.S. TREASURY SECURITIES                         16.4%
COLLATERALIZED MORTGAGE OBLIGATIONS               8.4%
U.S. GOVT. AGENCY SECURITIES                      5.8%
ASSET-BACKED SECURITIES                           5.5%

Investment terms are defined in the Glossary on pages 72-73.

4      1-800-345-2021

Strategic Conservative--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

     As usual, the fund's stock holdings were mainly large companies, but we also held quite a few medium-sized companies. Our growth teams found accelerating earnings among several medium-sized companies, while our value team also found opportunities in midcaps. Several of our domestic stock allocations outperformed their respective market indices--security selection was particularly strong in the portions of the portfolio that invest in medium-sized growth stocks and large-cap value shares.

INTERNATIONAL INVESTMENT STRATEGIES

     Although we didn't find any compelling reason to invest more money than usual in international equities, they held up better than U.S. equities.
Japanese markets rallied early in 2002, but the run-up was short-lived, as Japan still needs to implement real structural reforms. We think Japan's economy may get some help as the global economy improves, but an export-led recovery won't address Japan's real problems--its deflationary spiral and bankrupt banking system. Our international team limited its exposure to Japanese stocks, as their stock picking process found more attractive opportunities in Europe.

OUTLOOK

     As is often the case in this stage of  an economic recovery, investors are fixated on corporate profits, and thus the equity market. Bond and currency markets, insurance companies and pension funds, economists, and some say Alan
Greenspan, are all anxious for earnings and stocks to rebound. But the stock market is struggling to overcome two years of losses, accounting misdeeds, brokerage scandals, credit risk, and geopolitical tension.

     Until we see real growth in earnings, we think stocks are biased to move down at worst and sideways at best, with other financial assets pricing relative to stocks. We will continue to maintain a slight underweight in growth stocks, as the risk that earnings won't rebound as expected seems relatively high. With
U.S. bond yields so low, we are keeping a neutral weighting in domestic bonds rather than chasing the rally. We did find one compelling investment trend--the long-overvalued dollar began to crack during the latter part of the period. We think we could be in the early innings of the dollar's decline, so high-quality international bonds might present a good opportunity to hedge against weakness in the greenback.

[right margin]

FUND'S U.S. STOCKS
                              AS OF MAY 31, 2002
DIVIDEND YIELD                        1.6%
PRICE/EARNINGS RATIO                  27.1

TOP 5 U.S. STOCKS
                             % OF FUND'S    % OF
                             U.S. STOCKS    FUND
EXXON MOBIL CORP.               3.1%        1.1%
CITIGROUP INC.                  2.5%        0.9%
BANK OF AMERICA CORP.           1.7%        0.6%
VERIZON COMMUNICATIONS          1.4%        0.5%
SBC COMMUNICATIONS
   INC.                         1.3%        0.4%

FUND'S FOREIGN STOCKS
                              AS OF MAY 31, 2002
DIVIDEND YIELD                        1.9%

TOP 5 FOREIGN STOCKS
                             % OF FUND'S    % OF
                              FOREIGN       FUND
                               STOCKS
ROYAL DUTCH PETROLEUM
   CO. NEW YORK SHARES          5.3%        0.4%
BP PLC ADR                      2.7%        0.2%
ROYAL BANK OF SCOTLAND
   GROUP PLC                    2.5%        0.2%
BNP PARIBAS SA ORD              2.4%        0.2%
NOVARTIS AG                     2.3%        0.2%

% OF FUND'S FOREIGN STOCKS

EUROPE                               78.9%
ASIA/PACIFIC                         17.2%
AMERICAS (EXCLUDING U.S.)             3.9%

                                                  www.americancentury.com      5

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 41.3%

AIRLINES -- 0.1%
                    2,136  Continental Airlines Inc.(1)             $     47,569
                      401  Ryanair Holdings plc ADR(1)                    12,267
                   15,900  Singapore Airlines Limited ORD                112,876
                    1,900  Southwest Airlines Co.                         32,357
                                                                    ------------
                                                                         205,069
                                                                    ------------
ALCOHOL -- 0.2%
                    2,500  Anheuser-Busch Companies, Inc.                129,025
                    6,969  Heineken NV ORD                               298,793
                                                                    ------------
                                                                         427,818
                                                                    ------------
APPAREL & TEXTILES -- 0.3%
                    1,700  Gucci Group NV New York Shares                168,385
                    1,800  Jones Apparel Group, Inc.(1)                   71,748
                    5,700  Liz Claiborne, Inc.                           174,591
                    7,700  VF Corp.                                      327,250
                                                                    ------------
                                                                         741,974
                                                                    ------------
BANKS -- 4.3%
                    2,700  ABN Amro Holding NV ORD                        52,045
                   11,391  Allied Irish Banks plc ORD                    156,533
                      150  Associated Banc-Corp                            5,681
                    1,800  Banco Popular Espanol SA ORD                   78,734
                   20,300  Bank of America Corp.                       1,538,943
                   19,800  Bank of Ireland ORD                           250,875
                   10,400  Bank One Corp.                                422,552
                    8,693  BNP Paribas SA ORD                            487,955
                    3,800  Charter One Financial Inc.                    137,560
                   53,000  Citigroup Inc.                              2,288,541
                   10,300  Commonwealth Bank of Australia
                              ORD                                        195,385
                    3,600  Credit Lyonnais SA ORD                        151,531
                   10,300  Danske Bank A/S ORD                           188,380
                    2,161  Deutsche Bank AG ORD                          155,527
                      622  Erste Bank Der Oesterreichischen
                              Sparkassen AG ORD                           44,736
                    1,900  Fifth Third Bancorp                           123,833
                    7,700  First Tennessee National Corp.                299,915
                   11,600  First Virginia Banks, Inc.                    659,808
                    8,300  Fleet Boston Financial Corp.                  292,492
                    1,500  Hibernia Corp. Cl A                            30,105
                    1,800  Independence Community Bank                    56,331
                   28,200  IntesaBci S.p.A. ORD                           83,284
                    2,200  KBC Bancassurance Holding ORD                  84,035
                    8,600  KeyCorp                                       234,780
                    3,500  Marshall & Ilsley Corp.                       217,315
                   10,500  National City Corp.                           349,440
                   24,003  Nordic Baltic Holding AB ORD                  137,818
                    1,900  North Fork Bancorporation, Inc.                74,689
                    6,700  PNC Financial Services Group                  376,875
                   17,195  Royal Bank of Scotland Group plc
                              ORD                                        498,300

Shares                                                                    Value
--------------------------------------------------------------------------------

                    4,400  Societe Generale Cl A ORD                $    298,221
                    1,500  State Street Corp.                             69,690
                    3,800  SunTrust Banks, Inc.                          259,540
                    1,600  Synovus Financial Corp.                        42,640
                   14,799  U.S. Bancorp                                  349,996
                   77,400  UniCredito Italiano ORD                       344,684
                    6,400  UnionBanCal Corp.                             313,856
                   11,100  Wachovia Corp.                                425,907
                                                                    ------------
                                                                      11,778,532
                                                                    ------------
CHEMICALS -- 1.0%
                    5,900  3M Co.                                        740,037
                      621  Air Liquide ORD                                98,007
                    7,200  Air Products & Chemicals, Inc.                361,080
                    1,200  Ashland Inc.                                   45,588
                    3,500  BASF AG ORD                                   162,387
                      500  Dow Chemical Co.                               16,670
                    2,100  du Pont (E.I.) de Nemours & Co.                96,600
                   25,600  Imperial Chemical Industries plc
                              ORD                                        122,931
                    4,700  Minerals Technologies Inc.                    246,985
                    5,400  Pactiv Corporation(1)                         125,118
                    5,300  PPG Industries, Inc.                          303,054
                    2,900  Praxair, Inc.                                 162,400
                    1,700  Sealed Air Corp.(1)                            76,075
                    2,900  Sherwin-Williams Co.                           91,640
                                                                    ------------
                                                                       2,648,572
                                                                    ------------
CLOTHING STORES(2)
                    1,350  AnnTaylor Stores Corp.(1)                      38,448
                    7,700  Charming Shoppes(1)                            59,713
                    1,230  Limited, Inc. (The)                            25,818
                      200  Ross Stores, Inc.                               8,427
                                                                    ------------
                                                                         132,406
                                                                    ------------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 1.0%
                    3,500  Avocent Corp.(1)                               79,485
                    2,500  Brocade Communications System(1)               49,138
                    5,900  Dell Computer Corp.(1)                        158,445
                   15,600  EMC Corporation(1)                            113,100
                    3,500  Extreme Networks, Inc.(1)                      39,480
                   23,644  Hewlett-Packard Co.                           451,363
                    2,100  IKON Office Solutions Inc.                     19,635
                   12,800  International Business Machines
                              Corp.                                    1,029,759
                    1,000  Lexmark International Group, Inc.
                              Cl A(1)                                     62,450
                    1,100  Logitech International SA ORD(1)               53,008
                    3,900  Network Appliance, Inc.(1)                     50,720
                    2,600  Pinnacle Systems, Inc.(1)                      28,457
                    1,500  Pitney Bowes, Inc.                             61,425
                    1,100  Qlogic Corp.(1)                                50,303
                    4,700  Storage Technology Corp.(1)                    84,600
                    4,500  Tech Data Corp.(1)                            181,283
                   10,200  Xerox Corp.(1)                                 91,494
                                                                    ------------
                                                                       2,604,145
                                                                    ------------

6      1-800-345-2021                          See Notes to Financial Statements

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 0.9%
                    4,400  Activision, Inc.(1)                      $    143,550
                    5,100  BMC Software Inc.(1)                           86,241
                    6,500  Cerner Corp.(1)                               353,632
                   17,400  Computer Associates International,
                              Inc.                                       302,064
                    1,800  Electronic Arts Inc.(1)                       115,209
                    1,100  Mercury Interactive Corp.(1)                   37,230
                   18,700  Microsoft Corp.(1)                            951,923
                    4,300  Network Associates Inc.(1)                     83,205
                   26,500  Oracle Corp.(1)                               209,748
                    1,100  Siebel Systems, Inc.(1)                        20,081
                    1,100  Sybase, Inc.(1)                                14,718
                      200  Symantec Corp.(1)                               6,875
                    1,455  Tieto Corp. Cl B ORD                           35,244
                                                                    ------------
                                                                       2,359,720
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.4%
                    3,100  Fluor Corporation                             116,560
                    3,128  Grupo Ferrovial SA ORD                         84,220
                    3,300  Lennar Corp.                                  180,576
                   14,400  Martin Marietta Materials, Inc.               576,000
                      100  NVR, Inc.(1)                                   33,100
                    2,800  Ryland Group, Inc. (The)                      151,200
                                                                    ------------
                                                                       1,141,656
                                                                    ------------
CONSUMER DURABLES -- 0.3%
                    8,400  Bulgari SPA ORD                                61,824
                    1,600  Carlisle Companies, Inc.                       59,456
                    5,679  Koninklijke Philips Electronics NV
                              New York Shares                            173,777
                    8,600  Miller (Herman), Inc.                         201,800
                   12,000  Sharp Corp. ORD                               155,203
                    3,300  Swatch Group AG ORD                            63,736
                    2,700  Whirlpool Corp.                               192,780
                                                                    ------------
                                                                         908,576
                                                                    ------------
DEFENSE/AEROSPACE -- 1.0%
                    2,300  Alliant Techsystems Inc.(1)                   250,194
                    6,200  Boeing Co.                                    264,430
                    7,457  Goodrich Corp.                                249,138
                    8,000  Honeywell International Inc.                  311,200
                      800  ITT Industries, Inc.                           53,600
                    6,800  Lockheed Martin Corp.                         421,940
                   16,300  Raytheon Company                              720,460
                    9,500  Rockwell Collins                              247,000
                    3,900  TRW Inc.                                      214,110
                                                                    ------------
                                                                       2,732,072
                                                                    ------------
DEPARTMENT STORES -- 1.4%
                    2,300  Dillard's Inc.                                 69,069
                   16,700  Federated Department Stores, Inc.(1)          691,547
                   23,700  GUS plc ORD                                   223,645
                    5,000  Ito-Yokado Co., Ltd. ORD                      265,594
                    3,300  J. C. Penney Company, Inc.                     80,718
                   77,526  Marks & Spencer Plc ORD                       427,881
                    5,000  Marui Co., Ltd. ORD                            68,692

Shares                                                                    Value
--------------------------------------------------------------------------------

                    8,600  May Department Stores Co. (The)          $    302,548
                   11,031  Next plc ORD                                  160,478
                   10,400  Sears, Roebuck & Co.                          614,120
                    1,200  Target Corp.                                   49,740
                   12,300  Wal-Mart Stores, Inc.                         665,430
                                                                    ------------
                                                                       3,619,462
                                                                    ------------
DRUGS -- 2.8%
                    2,200  Abbott Laboratories                           104,500
                    1,000  Allergan, Inc.                                 63,100
                    1,386  Altana AG ORD                                  74,157
                    2,900  AmerisourceBergen Corp.                       223,561
                    1,300  Amgen Inc.(1)                                  61,919
                      700  Barr Laboratories, Inc.(1)                     46,578
                   31,300  Bristol-Myers Squibb Co.                      974,056
                    2,000  D&K Healthcare Resources, Inc.                 66,700
                      700  Eli Lilly and Company                          45,290
                      400  Endo Pharmaceuticals Holdings
                              Inc.(1)                                      4,406
                    6,800  Gilead Sciences, Inc.(1)                      242,522
                    2,400  Immunex Corp.(1)                               60,516
                   15,500  Johnson & Johnson                             950,925
                    5,200  Ligand Pharmaceuticals Inc. Cl B(1)            94,562
                   18,700  Merck & Co., Inc.                           1,067,770
                    8,200  Mylan Laboratories Inc.                       253,708
                   10,806  Novartis AG ORD                               462,035
                   25,100  Pfizer, Inc.                                  868,460
                    8,200  Pharmacia Corp.                               354,158
                    1,927  Roche Holding AG ORD                          153,952
                    1,127  Sanofi-Synthelabo S.A. ORD                     68,196
                    1,500  Schering AG ORD                                90,109
                   11,600  Schering-Plough Corp.                         306,820
                   18,600  Smith & Nephew Plc ORD                        105,366
                    6,200  Transkaryotic Therapies Inc.(1)               234,391
                    7,700  Watson Pharmaceuticals, Inc.(1)               200,200
                    4,200  Wyeth                                         233,100
                                                                    ------------
                                                                       7,411,057
                                                                    ------------
ELECTRICAL EQUIPMENT -- 0.7%
                    2,600  Anixter International Inc.(1)                  73,190
                    7,200  AVX Corporation                               154,440
                      900  Celestica Inc.(1)                              26,568
                   27,400  Cisco Systems Inc.(1)                         432,371
                    6,200  CommScope, Inc.(1)                             87,854
                    2,500  Flextronics International Ltd. ADR(1)          33,088
                    1,500  Harris Corp.                                   56,565
                   23,000  Hitachi Ltd. ORD                              174,004
                    7,900  Littelfuse, Inc.(1)                           193,590
                   18,800  Lucent Technologies Inc.(1)                    87,420
                    1,800  Mettler-Toledo International, Inc.(1)          73,170
                    3,700  Motorola, Inc.                                 59,163
                   14,400  Scientific-Atlanta, Inc.                      280,080
                    2,900  Sony Corp. ORD                                168,048
                    8,400  Tellabs, Inc.(1)                               81,228
                                                                    ------------
                                                                       1,980,779
                                                                    ------------

See Notes to Financial Statements                 www.americancentury.com      7

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 0.9%
                    2,900  Ameren Corp.                             $    126,788
                    6,800  American Electric Power                       290,564
                    7,400  Cinergy Corp.                                 269,730
                    5,900  DTE Energy Company                            276,120
                    1,000  Edison International(1)                        18,660
                    7,500  Exelon Corp.                                  401,175
                    5,300  FPL Group, Inc.                               333,847
                      700  PG&E Corp.(1)                                  15,050
                    4,400  Reliant Energy, Inc.                           74,844
                    2,600  Tokyo Electric Power Co. ORD                   54,406
                    5,900  TXU Corp.                                     302,847
                    7,400  Wisconsin Energy Corp.                        194,694
                                                                    ------------
                                                                       2,358,725
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 2.5%
                    1,100  Apache Corp.                                   61,248
                   10,800  BP Plc ADR                                    551,556
                    1,500  Burlington Resources, Inc.                     60,900
                    7,600  ChevronTexaco Corp.                           663,100
                   13,200  Conoco Inc.                                   354,816
                   70,824  Exxon Mobil Corp.                           2,828,002
                   21,200  Occidental Petroleum Corp.                    633,032
                    2,700  Ocean Energy, Inc.                             60,021
                    5,600  Phillips Petroleum Co.                        322,280
                   19,223  Royal Dutch Petroleum Co.
                              New York Shares                          1,057,265
                                                                    ------------
                                                                       6,592,220
                                                                    ------------
ENTERTAINMENT -- 0.1%
                   12,600  AOL Time Warner Inc.(1)                       235,620
                      100  Carnival Corporation Cl A                       3,040
                      700  Regal Entertainment Group(1)                   16,660
                                                                    ------------
                                                                         255,320
                                                                    ------------
ENVIRONMENTAL SERVICES -- 0.3%
                   33,000  Waste Management, Inc.                        905,850
                                                                    ------------
FINANCIAL SERVICES -- 1.5%
                    1,500  American Express Co.                           63,765
                   29,513  Barclays plc ORD                              253,572
                      700  Block (H & R), Inc.                            31,430
                   13,500  Fannie Mae                                  1,080,134
                    9,000  Freddie Mac                                   589,950
                   26,600  General Electric Co.                          828,324
                      800  Household International, Inc.                  40,920
                    5,950  MBIA Inc.                                     333,855
                    4,600  MBNA Corp.                                    166,566
                    2,600  Metris Companies Inc.                          38,272
                    2,800  New Century Financial Corp.                    75,824
                    2,100  Promise Co., Ltd. ORD                         116,282
                    3,100  Schroders plc ORD                              33,158
                    1,300  Student Loan Corp. (The)                      120,224
                    5,262  Willis Group Holdings(1)                      171,173
                                                                    ------------
                                                                       3,943,449
                                                                    ------------

Shares                                                                    Value
--------------------------------------------------------------------------------
FOOD & BEVERAGE -- 1.7%
                   11,100  Altadis, SA ORD                          $    238,057
                      840  Archer-Daniels-Midland Co.                     12,222
                   17,000  Campbell Soup Company                         480,250
                    2,900  Coca-Cola Company (The)                       161,124
                   14,400  ConAgra Foods, Inc.                           354,384
                   28,118  Diageo plc ORD                                352,143
                    7,203  Dole Food Company, Inc.                       239,644
                    1,100  Groupe Danone ORD                             151,570
                    8,400  Heinz (H.J.) Co.                              341,292
                    2,658  Interbrew ORD                                  80,357
                      100  Interstate Bakeries Corp.                       2,709
                    1,700  Kraft Foods Inc.                               73,117
                    1,648  Nestle SA ORD                                 398,389
                    7,400  PepsiCo, Inc.                                 384,652
                    6,000  Performance Food Group Co.(1)                 225,420
                   11,685  Reckitt Benckiser PLC ORD                     206,237
                    6,600  Smithfield Foods Inc.(1)                      121,440
                    4,200  SYSCO Corp.                                   116,970
                      500  Tyson Foods, Inc. Cl A                          7,380
                    6,200  Unilever N.V. New York Shares                 406,224
                    1,200  Wrigley (Wm.) Jr. Company                      68,772
                                                                    ------------
                                                                       4,422,353
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.4%
                    1,200  Avery Dennison Corp.                           78,444
                    4,300  Bowater Inc.                                  225,235
                    9,500  BPB Plc ORD                                    52,432
                    1,200  Compagnie de Saint Gobain ORD                 212,416
                    9,509  CRH plc ORD                                   166,993
                    1,500  Georgia-Pacific Corp.                          40,035
                    3,467  International Paper Co.                       149,428
                    4,113  Stora Enso Oyj ORD                             59,777
                    1,300  UPM-Kymmene Oyj ORD                            50,626
                                                                    ------------
                                                                       1,035,386
                                                                    ------------
GAS & WATER UTILITIES -- 0.5%
                   15,800  AGL Resources Inc.                            361,820
                   46,000  Hong Kong and China Gas
                              Company Ltd. ORD                            61,335
                   27,113  International Power Plc ORD(1)                 74,327
                    6,600  NiSource Inc.                                 159,918
                    6,985  Sempra Energy                                 174,695
                   34,754  Snam Rete Gas S.p.A. ORD                       99,402
                   38,000  Tokyo Gas Co., Ltd. ORD                       103,984
                   10,000  WGL Holdings Inc.                             266,300
                                                                    ------------
                                                                       1,301,781
                                                                    ------------
GOLD(2)
                    1,200  Barrick Gold Corp.                             26,160
                                                                    ------------
GROCERY STORES -- 0.1%
                    3,292  Koninklijke Ahold NV ADR                       70,416
                    3,600  SUPERVALU INC.                                108,648
                    2,900  Winn-Dixie Stores, Inc.                        56,289
                                                                    ------------
                                                                         235,353
                                                                    ------------

8      1-800-345-2021                          See Notes to Financial Statements

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
HEAVY ELECTRICAL EQUIPMENT -- 0.6%
                   10,468  American Power Conversion
                              Corp.(1)                              $    146,500
                    1,500  Crane Co.                                      41,595
                    1,000  Cummins Inc.                                   36,810
                   12,738  Dover Corp.                                   453,345
                      600  Eaton Corp.                                    48,492
                   13,700  Emerson Electric Co.                          792,545
                                                                    ------------
                                                                       1,519,287
                                                                    ------------
HEAVY MACHINERY -- 0.3%
                   21,800  Agco Corp.(1)                                 452,350
                    1,800  Caterpillar Inc.                               94,086
                      400  Deere & Co.                                    18,800
                    2,400  Fanuc Ltd. ORD                                124,008
                    2,352  Sandvik AB Cl A ORD                            54,259
                                                                    ------------
                                                                         743,503
                                                                    ------------
HOME PRODUCTS -- 0.9%
                    9,300  Clorox Company                                425,940
                    8,200  Fortune Brands, Inc.                          439,930
                    3,100  Gillette Company                              110,267
                    7,000  Kao Corp. ORD                                 163,662
                    9,600  Kimberly-Clark Corp.                          623,232
                    1,700  Newell Rubbermaid Inc.                         58,055
                    7,700  Procter & Gamble Co. (The)                    689,535
                                                                    ------------
                                                                       2,510,621
                                                                    ------------
HOTELS -- 0.2%
                    6,972  Accor SA ORD                                  283,202
                    3,600  Cendant Corporation(1)                         65,808
                    6,300  MGM Mirage(1)                                 237,447
                                                                    ------------
                                                                         586,457
                                                                    ------------
INDUSTRIAL PARTS -- 0.9%
                    7,700  Black & Decker Corporation                    367,983
                   14,000  Bridgestone Corp. ORD                         203,042
                    2,900  Compagnie Generale des
                              Etablissements Michelin ORD                112,935
                    8,000  Fastenal Company                              316,120
                   41,000  GKN plc ORD                                   199,568
                    2,800  Illinois Tool Works Inc.                      198,884
                    1,600  Magna International Inc. Cl A                 113,600
                    4,100  Parker-Hannifin Corp.                         200,900
                    1,500  Pentair, Inc.                                  70,485
                      400  Shaw Group Inc. (The)(1)                       13,380
                    1,300  SMC Corp. ORD                                 151,710
                    3,500  Snap-on Inc.                                  110,600
                    4,560  Valeo SA ORD                                  202,220
                    2,200  York International Corp.                       77,990
                                                                    ------------
                                                                       2,339,417
                                                                    ------------
INDUSTRIAL SERVICES -- 0.4%
                    3,466  Adecco SA ORD                                 226,809
                   11,300  Capita Group plc ORD                           62,449
                    2,000  Falck A/S ORD                                  70,151
                   64,000  Li & Fung Limited ORD                          94,361

Shares                                                                    Value
--------------------------------------------------------------------------------

                    1,100  Rent-A-Center Inc.(1)                    $     62,282
                   12,600  Securitas AB Cl B ORD                         238,999
                    3,800  United Rentals Inc.(1)                         88,692
                    9,600  Wolseley plc ORD                              101,774
                                                                    ------------
                                                                         945,517
                                                                    ------------
INFORMATION SERVICES -- 0.8%
                   20,174  Amadeus Global Travel Distribution
                              SA ORD(1)                                  133,445
                   33,500  Autostrade Concessioni e
                              Costruzioni Autostrade SpA ORD             271,530
                      830  Brambles Industries Limited ORD                 4,272
                    2,900  Ceridian Corp.(1)                              66,294
                    5,030  Computer Sciences Corp.(1)                    238,271
                    4,800  Electronic Data Systems Corp.                 253,536
                    6,500  Equifax Inc.                                  179,595
                   14,843  Exel plc ORD                                  193,455
                    1,600  First Data Corp.                              126,720
                    1,536  Getty Images Inc.(1)                           51,633
                    2,500  IMS Health Inc.                                52,625
                   62,782  Rentokil Initial plc ORD                      254,165
                    1,900  Reynolds & Reynolds Co. Cl A                   57,855
                    2,400  Total System Services Inc.                     54,936
                    4,000  Viad Corp.                                    118,680
                                                                    ------------
                                                                       2,057,012
                                                                    ------------
INTERNET -- 0.1%
                    1,000  Expedia, Inc.                                  71,445
                    6,000  F5 Networks, Inc.(1)                           71,040
                    1,200  Overture Services Inc.(1)                      23,244
                    5,800  Yahoo! Inc.(1)                                 93,061
                                                                    ------------
                                                                         258,790
                                                                    ------------
INVESTMENT TRUSTS -- 2.0%
                   19,800  iShares MSCI EAFE Index Fund                2,428,470
                      200  iShares Russell 2000 Index Fund                19,370
                    1,600  iShares S&P 500 Index Fund                    171,328
                    8,000  Nasdaq 100-Index Tracking Stock(1)            240,320
                    7,500  Standard and Poor's MidCap 400
                              Depositary Receipt                         724,500
                   16,300  Standard and Poor's 500
                              Depositary Receipt                       1,744,100
                                                                    ------------
                                                                       5,328,088
                                                                    ------------
LEISURE -- 0.2%
                    2,081  Fairmont Hotels & Resorts Inc.                 58,268
                    1,400  GTECH Holdings Corp.(1)                        39,410
                   48,100  Hilton Group plc ORD                          171,962
                    7,900  Mattel, Inc.                                  167,796
                    1,400  Nautilus Group, Inc. (The)(1)                  51,170
                                                                    ------------
                                                                         488,606
                                                                    ------------
LIFE & HEALTH INSURANCE -- 0.5%
                    6,500  CIGNA Corp.                                   689,325
                    8,100  MetLife, Inc.                                 269,163
                    1,600  Principal Financial Group(1)                   48,640
                      300  Protective Life Corp.                          10,038

See Notes to Financial Statements                 www.americancentury.com      9

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------

                    5,700  Torchmark Corp.                          $    230,052
                    7,000  UnumProvident Corp.                           177,100
                                                                    ------------
                                                                       1,424,318
                                                                    ------------
MEDIA -- 0.8%
                   12,500  British Sky Broadcasting Plc
                              ORD(1)                                     133,793
                    2,200  Clear Channel Communications,
                              Inc.(1)                                    117,106
                    9,437  Daily Mail and General Trust ORD              106,505
                    6,100  Disney (Walt) Co.                             139,751
                    4,100  Emap plc ORD                                   52,542
                      800  Entercom Communications Corp.(1)               42,040
                   17,325  Mediaset SpA ORD                              138,166
                      800  Omnicom Group Inc.                             69,096
                    7,900  Pearson plc ORD                                97,385
                   28,000  Reed Elsevier plc ORD                         267,891
                   12,635  Viacom, Inc. Cl B(1)                          618,609
                    1,300  Westwood One, Inc.(1)                          49,595
                   23,436  WPP Group plc ORD                             242,996
                                                                    ------------
                                                                       2,075,475
                                                                    ------------
MEDICAL PRODUCTS & SUPPLIES -- 0.7%
                    4,300  Bard (C.R.), Inc.                             236,930
                    2,500  Baxter International, Inc.                    134,250
                    3,500  Beckman Coulter Inc.                          174,825
                    6,700  Becton Dickinson & Co.                        251,920
                    1,500  Boston Scientific Corp.(1)                     41,775
                    1,300  Cooper Companies, Inc. (The)                   65,013
                    2,000  Ecolab Inc.                                    95,360
                    3,300  Fisher Scientific International(1)            101,475
                    3,900  Guidant Corp.(1)                              156,000
                    1,400  Hillenbrand Industries, Inc.                   85,050
                    1,400  Hoya Corp. ORD                                103,775
                    2,100  Medtronic, Inc.                                96,915
                    1,300  St. Jude Medical, Inc.(1)                     109,720
                    1,000  Steris Corp.(1)                                21,150
                      400  Sybron Dental Specialties Inc.(1)               9,000
                    6,100  Waters Corp.(1)                               162,626
                                                                    ------------
                                                                       1,845,784
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 0.9%
                    1,800  Coventry Health Care Inc.(1)                   55,890
                      900  DIANON Systems, Inc.(1)                        58,113
                    7,249  First Health Group Corp.(1)                   199,311
                    6,900  HCA Inc.                                      338,997
                    2,400  Laboratory Corporation of
                              America Holdings(1)                        117,720
                    2,000  LifePoint Hospitals Inc.(1)                    77,830
                    1,800  Orthodontic Centers Of America(1)              46,764
                    5,225  Oxford Health Plans, Inc.(1)                  251,845
                    2,667  Pediatrix Medical Group Inc.(1)               101,479
                    2,800  Quest Diagnostics Inc.(1)                     244,776
                      500  Tenet Healthcare Corp.(1)                      37,250
                   11,900  Triad Hospitals Inc.(1)                       537,762
                    4,650  Wellpoint Health Networks Inc.(1)             344,844
                                                                    ------------
                                                                       2,412,581
                                                                    ------------

Shares                                                                    Value
--------------------------------------------------------------------------------
MINING & METALS -- 0.3%
                    1,043  Alcan Inc.                               $     39,738
                    7,500  Alcoa Inc.                                    262,350
                    8,664  Arcelor ORD(1)                                122,772
                      900  Ball Corporation                               37,422
                    1,900  Crown Cork & Seal Co., Inc.(1)                 15,770
                    3,800  Lone Star Technologies, Inc.(1)                91,200
                   91,000  Nippon Steel Corporation ORD                  147,944
                                                                    ------------
                                                                         717,196
                                                                    ------------
MOTOR VEHICLES & PARTS -- 0.6%
                    2,200  ArvinMeritor, Inc.                             58,740
                    4,821  Bayerische Motoren Werke
                              (BMW) AG ORD                               206,024
                    1,500  Delphi Corp.                                   23,625
                    5,800  General Motors Corp.                          360,470
                    2,300  Honda Motor Co., Ltd. ORD                      98,109
                    1,900  Johnson Controls, Inc.                        167,314
                    4,700  Lear Corp.(1)                                 217,234
                   26,000  Nissan Motor Co., Ltd. ORD                    184,354
                    3,600  Renault SA ORD                                177,088
                    3,700  Toyota Motor Corp. ORD                        100,950
                                                                    ------------
                                                                       1,593,908
                                                                    ------------
OIL REFINING -- 0.2%
                    8,800  Marathon Oil Corp.                            241,296
                    1,700  TotalFinaElf SA Cl B ORD                      264,337
                                                                    ------------
                                                                         505,633
                                                                    ------------
OIL SERVICES -- 0.5%
                    2,200  Baker Hughes Inc.                              80,630
                      700  BJ Services Co.(1)                             26,264
                   12,868  Broken Hill Proprietary Co. Ltd.
                              ORD                                         78,694
                    2,500  Diamond Offshore Drilling, Inc.                84,325
                   21,150  ENI S.p.A. ORD                                321,182
                      700  Nabors Industries, Inc.(1)                     30,730
                   19,500  Saipem S.p.A. ORD                             131,530
                    7,000  Suncor Energy, Inc. ORD                       122,910
                    2,757  Talisman Energy, Inc. ORD                     122,519
                    8,300  Transocean Sedco Forex, Inc.                  316,811
                                                                    ------------
                                                                       1,315,595
                                                                    ------------
PROPERTY & CASUALTY INSURANCE -- 1.8%
                   26,200  Allstate Corp.                              1,008,176
                    4,249  American International Group, Inc.            284,556
                    4,900  Chubb Corp. (The)                             368,284
                    6,821  Fidelity National Financial, Inc.             208,791
                    4,600  Hartford Financial Services Group,
                              Inc. (The)                                 303,600
                    3,000  Horace Mann Educators Corp.                    61,050
                    5,400  Jefferson-Pilot Corp.                         257,094
                    5,200  Loews Corp.                                   296,920
                    5,800  MGIC Investment Corp.                         422,124
                    8,100  Old Republic International Corp.              268,920
                    4,100  PMI Group, Inc. (The)                         350,960
                    7,600  Progressive Corp.                             449,996

10      1-800-345-2021                         See Notes to Financial Statements

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------

                    8,000  Radian Group Inc.                        $    434,400
                    8,977  Travelers Property Casualty Corp.(1)          157,546
                                                                    ------------
                                                                       4,872,417
                                                                    ------------
PUBLISHING -- 0.2%
                    1,400  American Greetings Corp. Cl A                  28,938
                    2,500  Belo Corp. Cl A                                59,900
                    3,600  Dow Jones & Co., Inc.                         198,180
                      400  E.W. Scripps Company (The)                     30,676
                    3,400  Gannett Co., Inc.                             257,720
                                                                    ------------
                                                                         575,414
                                                                    ------------
RAILROADS -- 0.3%
                    7,800  Burlington Northern Santa Fe
                              Corp.                                      220,741
                    2,700  Canadian National Railway Co.                 134,055
                    1,200  Canadian National Railway Co.
                              ORD                                         59,874
                    3,562  Canadian Pacific Railway Ltd.                  80,216
                    2,900  Union Pacific Corp.                           177,596
                                                                    ------------
                                                                         672,482
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.2%
                   12,891  Annaly Mortgage Management, Inc.              252,664
                    7,500  Equity Residential Properties Trust           217,050
                   11,000  Mitsubishi Estate Co., Ltd. ORD                97,384
                                                                    ------------
                                                                         567,098
                                                                    ------------
RESTAURANTS -- 0.4%
                    2,250  Darden Restaurants, Inc.                       56,543
                   11,400  McDonald's Corp.                              341,316
                    3,150  Ryan's Family Steak Houses Inc.(1)             55,062
                    3,800  Wendy's International, Inc.                   144,286
                    8,600  Yum! Brands, Inc.(1)                          549,540
                                                                    ------------
                                                                       1,146,747
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 0.9%
                    7,300  Bear Stearns Companies Inc. (The)             438,365
                    8,700  Edwards (A.G.), Inc.                          345,303
                    4,200  Franklin Resources, Inc.                      182,826
                      700  Goldman Sachs Group, Inc. (The)                52,815
                    1,000  John Hancock Financial Services,
                              Inc.                                        36,690
                      300  Lehman Brothers Holdings Inc.                  18,300
                   19,100  Merrill Lynch & Co., Inc.                     777,560
                    9,000  Morgan Stanley Dean Witter & Co.              409,140
                    5,000  Nomura Holdings Inc. ORD                       80,483
                    2,200  Schwab (Charles) Corp.                         26,598
                    1,900  T. Rowe Price Group Inc.                       68,619
                                                                    ------------
                                                                       2,436,699
                                                                    ------------
SEMICONDUCTOR -- 0.9%
                      202  Agere Systems(1)                                  630
                    1,500  Analog Devices, Inc.(1)                        54,930
                    6,800  Applied Materials, Inc.(1)                    150,824
                    2,000  Arrow Electronics, Inc.(1)                     50,040
                   12,800  Atmel Corp.(1)                                105,280
                    3,300  Avnet Inc.                                     76,329

Shares                                                                    Value
--------------------------------------------------------------------------------

                    5,000  Canon, Inc. ORD                          $    192,354
                    3,300  Conexant Systems, Inc.(1)                      23,579
                    3,900  ESS Technology, Inc.(1)                        62,303
                    2,400  Fairchild Semiconductor Corp.(1)               60,360
                   20,600  Intel Corp.                                   568,353
                    1,800  KLA-Tencor Corp.(1)                            93,861
                    4,500  Linear Technology Corp.                       167,603
                    2,300  LSI Logic Corp.(1)                             26,220
                    1,900  Marvell Technology Group Ltd.(1)               59,822
                    1,300  Maxim Integrated Products, Inc.(1)             59,807
                      600  Micron Technology, Inc.(1)                     14,148
                    1,600  Novellus Systems, Inc.(1)                      67,968
                    1,000  Teradyne, Inc.(1)                              27,080
                    8,500  Texas Instruments Inc.                        243,695
                   10,100  Vishay Intertechnology, Inc.(1)               248,055
                    1,800  Xilinx, Inc.(1)                                63,459
                                                                    ------------
                                                                       2,416,700
                                                                    ------------
SPECIALTY STORES -- 0.7%
                      963  Advance Auto Parts(1)                          55,661
                    1,400  Autozone Inc.(1)                              114,590
                      200  Barnes & Noble Inc.(1)                          6,154
                    1,300  Blockbuster, Inc.                              35,750
                   10,500  CVS Corp.                                     336,315
                    2,000  Dollar Tree Stores, Inc.(1)                    80,510
                    4,900  Home Depot, Inc.                              204,281
                    1,000  Linens 'n Things, Inc.(1)                      30,700
                    1,700  Lowe's Companies, Inc.                         80,172
                    7,200  NBTY, Inc.(1)                                 117,108
                    1,700  O'Reilly Automotive, Inc.(1)                   54,655
                    7,400  Office Depot, Inc.(1)                         135,272
                    7,300  Officemax Inc.(1)                              51,684
                    4,400  PETCO Animal Supplies, Inc.(1)                112,354
                    8,400  PETsMART, Inc.(1)                             137,760
                    4,000  Pier 1 Imports, Inc.                           80,880
                      700  RadioShack Corp.                               23,968
                    3,200  Staples, Inc.(1)                               67,504
                    1,800  Zale Corp.(1)                                  77,184
                                                                    ------------
                                                                       1,802,502
                                                                    ------------
TELEPHONE -- 1.5%
                   42,600  AT&T Corp.                                    509,922
                   16,500  BellSouth Corp.                               549,120
                    4,100  CenturyTel Inc.                               127,100
                    1,300  Commonwealth Telephone
                              Enterprise Inc.(1)                          55,718
                   34,700  SBC Communications Inc.                     1,189,863
                   16,600  Sprint Corp.                                  273,070
                   28,786  Verizon Communications(3)                   1,237,798
                                                                    ------------
                                                                       3,942,591
                                                                    ------------
THRIFTS -- 0.2%
                    1,700  Astoria Financial Corp.                        59,313
                   12,500  Washington Mutual, Inc.                       485,875
                                                                    ------------
                                                                         545,188
                                                                    ------------

See Notes to Financial Statements                www.americancentury.com      11

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Shares/Principal Amount                                                   Value
--------------------------------------------------------------------------------
TOBACCO -- 0.4%
                   14,500  Philip Morris Companies Inc.             $    830,125
                    4,000  UST Inc.                                      153,320
                                                                    ------------
                                                                         983,445
                                                                    ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.3%
                        9  D/S 1912 ORD                                   60,881
                      200  FedEx Corp.(1)                                 10,790
                    5,685  Heartland Express, Inc.(1)                    116,344
                    2,100  J.B. Hunt Transport Services, Inc.(1)          57,383
                    5,200  United Parcel Service, Inc. Cl B              313,975
                    6,160  Werner Enterprises Inc.                       114,268
                                                                    ------------
                                                                         673,641
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 0.2%
                    5,300  ALLTEL Corp.                                  272,886
                   10,500  AT&T Wireless Services Inc.(1)                 85,155
                       47  NTT DoCoMo, Inc. ORD                          127,099
                      344  Swisscom AG ORD                                98,130
                                                                    ------------
                                                                         583,270
                                                                    ------------
TOTAL COMMON STOCKS                                                  109,654,417
                                                                    ------------
   (Cost $102,331,252)

MORTGAGE-BACKED SECURITIES(4) -- 15.8%
             $    207,647  FHLMC, 6.50%, 12/1/12                         216,435
                  670,092  FHLMC, 7.00%, 6/1/14                          703,738
                  899,531  FHLMC, 6.50%, 6/1/16                          931,038
                  366,084  FHLMC, 8.00%, 7/1/30                          388,704
                2,761,114  FHLMC, 6.50%, 5/1/31                        2,810,011
                   16,031  FNMA, 6.50%, 4/1/11                            16,698
                   77,077  FNMA, 6.50%, 5/1/11                            80,285
                  298,281  FNMA, 6.50%, 5/1/11                           310,698
                  158,719  FNMA, 6.50%, 5/1/11                           165,327
                   77,903  FNMA, 6.50%, 2/1/12                            81,033
                  130,383  FNMA, 6.50%, 4/1/12                           135,622
                  266,583  FNMA, 6.50%, 4/1/12                           277,293
                  580,680  FNMA, 6.00%, 4/1/14                           596,151
                  331,377  FNMA, 7.50%, 6/1/15                           350,712
                  971,746  FNMA, 5.50%, 12/1/16                          969,977
                   33,304  FNMA, 7.00%, 6/1/26                            34,589
                  171,388  FNMA, 7.50%, 3/1/27                           180,505
                1,135,382  FNMA, 6.50%, 1/1/28                         1,160,154
                  821,603  FNMA, 6.50%, 6/1/29                           837,744
                  211,626  FNMA, 7.00%, 7/1/29                           218,863
                  762,345  FNMA, 7.00%, 7/1/29                           789,108
                1,106,418  FNMA, 7.00%, 3/1/30                         1,144,254
                  124,535  FNMA, 7.00%, 5/1/30                           128,760
                1,049,515  FNMA, 7.50%, 8/1/30                         1,098,436
                  734,940  FNMA, 7.50%, 9/1/30                           769,198
                1,841,105  FNMA, 6.00%, 4/1/31                         1,828,442
                1,951,777  FNMA, 6.00%, 7/1/31                         1,941,996
                1,922,114  FNMA, 6.00%, 8/1/31                         1,908,894
                3,925,524  FNMA, 6.50%, 9/1/31                         3,992,542

Principal Amount                                                         Value
--------------------------------------------------------------------------------

             $  1,782,201  FNMA, 7.00%, 9/1/31                      $  1,842,656
                2,477,406  FNMA, 6.00%, 12/1/31                        2,460,366
                  492,561  FNMA, 6.00%, 1/1/32                           489,173
                1,479,446  FNMA, 6.50%, 1/1/32                         1,504,358
                  141,077  GNMA, 7.00%, 1/15/24                          147,227
                   58,498  GNMA, 8.00%, 7/15/24                           62,937
                   32,929  GNMA, 8.50%, 7/20/24                           35,610
                   84,740  GNMA, 8.00%, 9/15/24                           91,171
                  154,718  GNMA, 8.25%, 10/15/24                         166,985
                   16,502  GNMA, 8.75%, 3/15/25                           17,925
                   37,682  GNMA, 9.00%, 4/20/25                           40,974
                   37,519  GNMA, 8.25%, 7/20/25                           40,305
                  281,236  GNMA, 7.00%, 9/15/25                          293,003
                  186,353  GNMA, 7.50%, 10/25/25                         197,413
                   96,322  GNMA, 7.50%, 2/15/26                          101,937
                   18,609  GNMA, 6.00%, 4/15/26                           18,640
                   48,131  GNMA, 7.50%, 4/15/26                           50,937
                   95,809  GNMA, 7.50%, 5/15/26                          101,394
                   57,653  GNMA, 8.00%, 5/15/26                           61,985
                   88,029  GNMA, 8.00%, 5/15/26                           94,644
                    7,674  GNMA, 7.50%, 6/15/26                            8,121
                  362,182  GNMA, 8.25%, 7/15/26                          390,222
                   30,180  GNMA, 9.00%, 8/20/26                           32,761
                  251,463  GNMA, 7.50%, 11/15/27                         265,941
                  835,600  GNMA, 7.00%, 12/15/27                         868,170
                  308,752  GNMA, 6.50%, 2/15/28                          315,322
                  517,669  GNMA, 6.50%, 2/15/28                          528,685
                   35,465  GNMA, 6.50%, 2/15/28                           36,219
                  226,617  GNMA, 6.50%, 3/15/28                          231,439
                  266,444  GNMA, 6.50%, 3/15/28                          272,114
                  331,092  GNMA, 6.50%, 3/15/28                          338,138
                   27,771  GNMA, 6.50%, 4/15/28                           28,362
                  280,921  GNMA, 6.00%, 5/15/28                          280,787
                  309,894  GNMA, 6.00%, 7/15/28                          309,745
                  367,553  GNMA, 6.00%, 10/15/28                         367,376
                5,000,000  GNMA, 6.50%, settlement date
                              6/20/02(5)                               5,079,691
                  782,774  GNMA, 7.00%, 5/15/31                          811,972
                                                                    ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      42,051,912
                                                                    ------------
   (Cost $40,952,989)

CORPORATE BONDS -- 13.1%

BANKS -- 1.2%
                1,000,000  Bank of America Corp., 6.625%,
                              6/15/04                                  1,055,658
                1,000,000  Bank of America Corp., 5.25%,
                              2/1/07                                   1,014,280
                  500,000  Citigroup Inc., 6.50%, 1/18/11                521,150
                  600,000  First Union National Bank, 7.80%,
                              8/18/10                                    669,634
                                                                    ------------
                                                                       3,260,722
                                                                    ------------

12      1-800-345-2021                         See Notes to Financial Statements

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Principal Amount                                                          Value
--------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 0.7%
             $  1,200,000  Boeing Capital Corp., VRN, 2.48%,
                              6/26/02, resets quarterly off
                              the 3-month LIBOR plus 0.45%
                              with no caps                          $  1,200,659
                  600,000  TRW Inc., 8.75%, 5/15/06                      654,572
                                                                    ------------
                                                                       1,855,231
                                                                    ------------
DEPARTMENT STORES -- 0.3%
                  650,000  Federated Department Stores,
                              8.50%, 6/1/10                              738,121
                                                                    ------------
DIVERSIFIED -- 0.9%
                1,195,000  Lehman Brothers TRAINS, Series
                              10-2002, 6.83%, 1/15/12
                              (Acquired 5/23/02, Cost
                              $1,220,143)(6)                           1,229,906
                1,056,000  Morgan Stanley TRACERS(sm),
                              7.76%, 3/1/32 (Acquired
                              3/15/02, Cost $1,099,549)(6)             1,132,921
                                                                    ------------
                                                                       2,362,827
                                                                    ------------
ELECTRICAL UTILITIES -- 1.2%
                  700,000  Cilcorp, Inc., 8.70%, 10/15/09                736,143
                  800,000  Constellation Energy Group Inc.,
                              7.00%, 4/1/12                              824,246
                1,000,000  Dominion Resources Inc., 6.00%,
                              1/31/03                                  1,017,314
                  600,000  XCEL Energy Inc., 7.00%,
                              12/1/10                                    576,370
                                                                    ------------
                                                                       3,154,073
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 0.8%
                  700,000  Burlington Resources Finance Co.,
                              6.50%, 12/1/11                             714,683
                  750,000  Devon Financing Corp. ULC,
                              6.875%, 9/30/11                            778,592
                  700,000  Duke Energy Field Services LLC,
                              5.75%, 11/15/06                            692,053
                                                                    ------------
                                                                       2,185,328
                                                                    ------------
ENTERTAINMENT -- 0.4%
                1,000,000  AOL Time Warner Inc., 7.625%,
                              4/15/31                                    967,139
                                                                    ------------
ENVIRONMENTAL SERVICES -- 0.4%
                  500,000  Waste Management Inc., 7.00%,
                              10/15/06                                   514,300
                  500,000  Waste Management Inc., 7.75%,
                              5/15/32 (Acquired 5/21/02,
                              Cost $497,710)(6)                          506,757
                                                                    ------------
                                                                       1,021,057
                                                                    ------------
FINANCIAL SERVICES -- 2.3%
                  500,000  CIT Group Inc., 5.625%, 5/17/04               483,083
                  800,000  Countrywide Home Loans Inc.,
                              5.25%, 6/15/04                             815,965
                1,000,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                  1,050,185
                1,000,000  Ford Motor Credit Co., 7.25%,
                              10/25/11                                 1,023,166

Principal Amount                                                          Value
--------------------------------------------------------------------------------

             $    700,000  General Electric Capital Corp.,
                              Series A MTN, 6.00%,
                              6/15/12(7)                            $    694,743
                1,500,000  General Motors Acceptance Corp.,
                              6.875%, 9/15/11                          1,523,090
                  350,000  Household Finance Corp., 6.75%,
                              5/15/11                                    349,543
                  450,000  Household Finance Corp., 7.00%,
                              5/15/12                                    456,630
                                                                    ------------
                                                                       6,396,405
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.6%
                  600,000  Abitibi-Consolidated Inc., 6.95%,
                              12/15/06                                   591,350
                  350,000  Norske Skogindustrier AS,
                              7.625%, 10/15/11 (Acquired
                              1/25/02, Cost $356,038)(6)                 366,923
                  550,000  Temple-Inland Inc., 7.875%,
                              5/1/12                                     578,779
                                                                    ------------
                                                                       1,537,052
                                                                    ------------
GAS & WATER UTILITIES -- 0.3%
                  750,000  Consolidated Natural Gas
                              Company, 6.25%, 11/1/11                    742,252
                                                                    ------------
GROCERY STORES -- 0.3%
                  800,000  Delhaize America Inc., 8.125%,
                              4/15/11                                    869,559
                                                                    ------------
HOME PRODUCTS -- 0.2%
                  500,000  Dial Corp., 7.00%, 8/15/06                    516,399
                                                                    ------------
INDUSTRIAL PARTS -- 0.6%
                  600,000  Tyco International Group SA,
                              4.95%, 8/1/03                              566,880
                1,300,000  Tyco International Group SA,
                              6.125%, 1/15/09                          1,138,774
                                                                    ------------
                                                                       1,705,654
                                                                    ------------
MEDIA -- 0.9%
                  900,000  Comcast Cable Communications,
                              8.375%, 5/1/07                             964,581
                  600,000  Continental Cablevision, 8.30%,
                              5/15/06                                    627,671
                  900,000  COX Communications Inc., 6.75%,
                              3/15/11                                    858,539
                                                                    ------------
                                                                       2,450,791
                                                                    ------------
MEDICAL PRODUCTS & SUPPLIES -- 0.2%
                  400,000  Beckman Coulter Inc., 7.45%,
                              3/4/08                                     427,719
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.3%
                  800,000  EOP Operating LP, 6.75%,
                              2/15/08                                    818,237
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 0.6%
                1,000,000  Merrill Lynch & Co. Inc., 5.35%,
                              6/15/04                                  1,023,188
                  600,000  Morgan Stanley Dean Witter & Co.,
                              5.80%, 4/1/07                              612,859
                                                                    ------------
                                                                       1,636,047
                                                                    ------------

See Notes to Financial Statements                www.americancentury.com      13

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Principal Amount                                                          Value
--------------------------------------------------------------------------------
SPECIALTY STORES -- 0.2%
             $    500,000  Toys R Us Inc., 7.625%, 8/1/11           $    482,849
                                                                    ------------
TELEPHONE -- 0.7%
                  300,000  AT&T Corp., 7.30%, 11/15/11
                              (Acquired 1/18/02, Cost
                              $311,661)(6)                               275,516
                1,000,000  Verizon New England Inc., 6.50%,
                              9/15/11                                  1,009,364
                  650,000  WorldCom, Inc. - WorldCom Group,
                              7.375%, 1/15/06 (Acquired
                              5/29/01, Cost $656,832)(6)                 367,250
                  250,000  WorldCom, Inc. - WorldCom Group,
                              7.50%, 5/15/11                             123,750
                                                                    ------------
                                                                       1,775,880
                                                                    ------------
TOTAL CORPORATE BONDS                                                 34,903,342
                                                                    ------------
   (Cost $34,778,928)

COMMERCIAL PAPER(8) -- 8.6%
                1,100,000  Amstel Funding Corp., 1.84%,
                              7/9/02 (Acquired 1/8/02,
                              Cost $1,089,880)(6)                      1,097,896
                1,200,000  CDC Commercial Paper Corp.,
                              1.91%, 6/26/02 (Acquired
                              3/13/02, Cost $1,193,315)(6)             1,198,472
                1,300,000  Chevron Transport Corp., 1.81%,
                              8/21/02 (Acquired 5/20/02,
                              Cost $1,293,921)(6)                      1,294,690
                  900,000  Chevron UK Investment PLC,
                              1.87%, 6/4/02 (Acquired
                              3/8/02, Cost $895,886)(6)                  899,823
                1,300,000  Commerzbank U.S. Finance,
                              1.85%, 7/8/02 (Acquired
                              4/24/02, Cost $1,294,990)(6)             1,297,578
                1,300,000  Credit Suisse First Boston Inc.,
                              1.86%, 7/15/02 (Acquired
                              4/15/02, Cost $1,293,888)(6)             1,297,124
                1,100,000  Crown Point Capital Co., 2.02%,
                              7/9/02 (Acquired 4/2/02,
                              Cost $1,093,951)(6)                      1,097,896
                1,200,000  Dakota Certificates (Citibank),
                              1.86%, 6/7/02 (Acquired
                              4/3/02, Cost $1,195,970)(6)              1,199,587
                1,100,000  Diageo plc, 2.05%, 11/14/02
                              (Acquired 2/19/02, Cost
                              $1,083,213)(6)                           1,090,264
                1,000,000  Emerald Notes, 1.83%, 8/29/02
                              (Acquired 5/28/02, Cost
                              $995,273)(6)                               995,503
                1,100,000  Falcon Asset Securitization Corp.,
                              1.83%, 6/11/02 (Acquired
                              3/4/02, Cost $1,094,464)(6)              1,099,405
                1,100,000  Fortis Funding LLC, 1.65%,
                              7/11/02 (Acquired 1/14/02,
                              Cost $1,091,026)(6)                      1,097,786
                1,200,000  Halogen Capital Co. LLC, 1.88%,
                              7/12/02 (Acquired 4/12/02,
                              Cost $1,194,297)(6)                      1,197,526

Principal Amount                                                          Value
--------------------------------------------------------------------------------

             $  1,100,000  Lexington Parker Capital, 1.85%,
                              6/4/02 (Acquired 2/5/02,
                              Cost $1,093,273)(6)                   $  1,099,782
                  175,000  Paccar Financial Corp., 1.80%,
                              8/16/02 (Acquired 5/22/02,
                              Cost $174,248)(6)                          174,330
                1,300,000  Paradigm Funding LLC, VRN,
                              1.81%, 6/3/02, resets monthly
                              off the 1-month LIBOR minus
                              0.03% with no caps (Acquired
                              5/29/02, Cost $1,300,000)(6)(9)          1,300,000
                  451,000  Rio Tinto America Inc., 1.85%,
                              6/24/02 (Acquired 3/6/02,
                              Cost $448,451)(6)                          450,470
                1,300,000  Spintab-Swedmortgage AB,
                              1.78%, 8/6/02 (Acquired
                              5/7/02, Cost $1,294,151)(6)              1,295,684
                1,100,000  Tannehill Capital Co. LLC, 1.94%,
                              6/12/02 (Acquired 3/12/02,
                              Cost $1,094,546)(6)                      1,099,351
                1,300,000  Verizon Network Funding Corp.,
                              1.81%, 8/15/02 (Acquired
                              5/22/02, Cost $1,294,444)(6)             1,295,089
                1,300,000  WCP Funding Inc., 1.84%,
                              6/3/02 (Acquired 5/29/02,
                              Cost $1,299,668)(6)                      1,299,807
                                                                    ------------
TOTAL COMMERCIAL PAPER                                                22,878,063
                                                                    ------------
   (Cost $22,877,330)

U.S. TREASURY SECURITIES -- 7.4%
                5,725,000  STRIPS - PRINCIPAL, 5.81%,
                              8/15/26(10)                              1,353,172
                3,350,000  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                  3,609,233
                  800,000  U.S. Treasury Notes, 6.25%,
                              7/31/02                                    806,126
                6,000,000  U.S. Treasury Notes, 4.625%,
                              2/28/03                                  6,114,612
                6,500,000  U.S. Treasury Notes, 3.875%,
                              7/31/03                                  6,607,660
                1,250,000  U.S. Treasury Notes, 3.50%,
                              11/15/06                                 1,213,526
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES                                        19,704,329
                                                                    ------------
   (Cost $19,614,772)

COLLATERALIZED MORTGAGE OBLIGATIONS(4) -- 3.8%
                1,609,143  Chase Mortgage Finance
                              Corporation, Series 2001 S3,
                              Class A1 SEQ, 6.50%,
                              7/25/16                                  1,653,611
               11,243,164  Commercial Mortgage Acceptance
                              Corporation STRIPS -
                              INTEREST, Series 1998 C2,
                              Class X, 1.22%, 6/1/02(11)(12)             590,390
               12,236,462  DLJ Commercial Mortgage Corp.
                              STRIPS - INTEREST, Series
                              2000 CKP1, Class S, 1.34%,
                              6/1/02 (Acquired 4/19/02,
                              Cost $777,729(6)(11)(12)                   792,091

14      1-800-345-2021                         See Notes to Financial Statements

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Principal Amount                                                          Value
--------------------------------------------------------------------------------

             $    713,169  First Union National Bank
                              Commercial Mortgage, Series
                              2001 C3, Class A1 SEQ,
                              5.20%, 8/15/23                        $    729,333
                  475,594  FNMA REMIC, Series 1997-58,
                              Class PB, 6.50%, 6/18/24                   488,063
               11,382,710  GMAC Commercial Mortgage
                              Securities Inc. STRIPS -
                              INTEREST, Series 1999 C1,
                              Class X, 0.86%, 6/1/02(11)(12)             406,090
                1,200,000  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%, 5/15/33             1,243,225
                  850,000  J.P. Morgan Chase Commercial
                              Mortgage Securities Corp.,
                              Series 2002 FL1A, Class A2,
                              VRN, 2.30%, 6/14/02, resets
                              monthly off 1-month LIBOR
                              plus 0.44% with no caps
                              (Acquired 4/3/02, Cost
                              $850,000)(6)                               852,166
                  685,835  Morgan Stanley Capital I, Series
                              1998 WF1, Class A1 SEQ,
                              6.25%, 7/15/07                             713,915
                  526,737  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                   546,176
                1,000,000  Nationslink Funding Corp., Series
                              1999-1, Class A2 SEQ, 6.32%,
                              1/20/31                                  1,045,168
                1,000,000  Washington Mutual, Series
                              2002 AR3, Class A3, 4.71%,
                              4/26/32                                  1,011,042
                                                                    ------------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS                                                           10,071,270
                                                                    ------------
   (Cost $9,824,436)

U.S. GOVERNMENT AGENCY SECURITIES -- 2.6%
                1,000,000  FHLB, 2.00%, 8/15/02                          999,398
                  800,000  FHLB, 5.96%, 12/12/02                         816,654
                4,000,000  FHLMC, 5.25%, 2/15/04                       4,138,632
                1,000,000  FHLMC, 5.50%, 7/15/06                       1,040,044
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                             6,994,728
                                                                    ------------
   (Cost $6,847,550)

ASSET-BACKED SECURITIES(4) -- 2.5%
                  600,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                                    623,322
                  900,000  Countrywide Asset-Backed
                              Certificates, Series 2001-1,
                              Class AF3, 6.10%, 8/25/26                  923,383
                1,200,000  CPL Transition Funding LLC,
                              Series 2002-1, Class A4 SEQ,
                              5.96%, 7/15/15                           1,215,247

Principal Amount                                                          Value
--------------------------------------------------------------------------------

             $    431,279  Delta Air Lines Inc., Series 2000-1,
                              Class A1, 7.38%, 5/18/10              $    451,508
                1,400,000  Ford Credit Auto Owner Trust,
                              4.79%, 11/15/06                          1,406,918
                  238,894  Money Store (The) Home Equity
                              Trust, Series 1997 C, Class AF6
                              SEQ, 6.67%, 2/15/25                        242,504
                  900,000  PSE&G Transition Funding LLC,
                              Series 2001-1, Class A5 SEQ,
                              6.45%, 3/15/13                             954,404
                  900,000  Reliant Energy Transition Bond Co.
                              LLC, Series 2001-1, Class A4
                              SEQ, 5.63%, 9/15/15                        889,326
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES                                          6,706,612
                                                                    ------------
   (Cost $6,568,624)

CERTIFICATES OF DEPOSIT -- 0.5%
                1,300,000  Deutsche Bank AG, 2.10%,
                              12/16/02                                 1,300,603
                                                                    ------------
   (Cost $1,300,000)

TEMPORARY CASH INVESTMENTS -- SEGREGATED
FOR FUTURES* -- 0.7%
   Repurchase Agreement, Morgan Stanley Group,
    (U.S. Treasury obligations), in a joint trading
    account at 1.73%, dated 5/31/02, due
    6/3/02 (Delivery value $1,862,443)                                 1,862,175
                                                                    ------------
   (Cost $1,862,175)

TEMPORARY CASH INVESTMENTS -- 3.7%
   Repurchase Agreement, Morgan Stanley Group,
    (U.S. Treasury obligations), in a joint trading
    account at 1.73%, dated 5/31/02, due
    6/3/02 (Delivery value $9,839,243)(13)                             9,837,825
                                                                    ------------
   (Cost $9,837,825)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $265,965,276
                                                                    ============
  (Cost $256,795,881)

EQUITY FUTURES CONTRACTS*
                                            Underlying
                      Expiration            Face Amount            Unrealized
    Purchased            Date                at Value                 Loss
--------------------------------------------------------------------------------
   7 S&P 500             June
    Futures              2002               $1,862,175             $(158,953)
                                         =======================================

* EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

See Notes to Financial Statements                www.americancentury.com      15

Strategic Conservative--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

ORD = Foreign Ordinary Share

REMIC = Real Estate Mortgage Investment Conduit

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TRACERS(sm) = Traded Custody Receipts(sm)

TRAINS = Targeted Return Index Securities Trust

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May
31, 2002.

(1)  Non-income producing.

(2)  Category is less than 0.05% of total investment securities.

(3)  Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(4)  Final maturity indicated, unless otherwise noted. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(5)  Forward commitment.

(6)  Security was purchased under Rule 144A or Section 4(2) of the Securities
     Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2002, was $28,401,593 which represented 10.9% of net assets.

(7)  When-issued security.

(8)  Rates indicated are the yield to maturity at purchase, unless otherwise noted.

(9)  Interest bearing commercial paper. Rate shown is effective May 31, 2002.

(10) These securities are zero-coupon bonds. The yield to maturity at purchase is indicated. These securities are purchased at a substantial discount from their value at maturity.

(11) Variable rate security. Interest reset date is indicated. Rate shown is effective May 31, 2002.

(12) Security is an interest-only STRIP.

(13) Security, or a portion thereof, has been segregated for when-issued securities and forward commitments.

16      1-800-345-2021                         See Notes to Financial Statements

Strategic Moderate--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2002

                                  STRATEGIC     S&P 500     LEHMAN     90-DAY
                                  MODERATE                 AGGREGATE   T-BILL
                                                           BOND INDEX   INDEX
================================================================================
INVESTOR CLASS (INCEPTION 2/15/96)
   6 MONTHS(1) ..................   0.81%       -5.69%       2.25%      0.85%
   1 YEAR .......................  -3.38%      -13.87%       8.10%      2.28%
AVERAGE ANNUAL RETURNS
-----------------------------
   3 YEARS ......................   4.48%       -5.23%       7.68%      4.32%
   5 YEARS ......................   7.73%        6.13%       7.64%      4.55%
   LIFE OF FUND .................   8.39%       10.16%(2)    7.18%(2)   4.67%(2)
================================================================================
ADVISOR CLASS (INCEPTION 10/2/96)
   6 MONTHS(1) ..................   0.52%       -5.69%       2.25%      0.85%
   1 YEAR .......................  -3.61%      -13.87%       8.10%      2.28%
AVERAGE ANNUAL RETURNS
-----------------------------
   3 YEARS ......................   4.24%       -5.23%       7.68%      4.32%
   5 YEARS ......................   7.43%        6.13%       7.64%      4.55%
   LIFE OF CLASS ................   7.91%        9.63%(3)    7.63%(3)   4.62%(3)
================================================================================
INSTITUTIONAL CLASS (INCEPTION 8/1/00)
   6 MONTHS(1) ..................   0.90%       -5.69%       2.25%      0.85%
   1 YEAR .......................  -3.19%      -13.87%       8.10%      2.28%
AVERAGE ANNUAL RETURNS
-----------------------------
   LIFE OF CLASS ................  -2.71%      -13.67%(4)    9.81%(4)   3.65%(4)
================================================================================
C CLASS (INCEPTION 10/2/01)
   6 MONTHS(1) ..................  -0.67%(5)    -5.69%       2.25%      0.85%
AVERAGE ANNUAL RETURNS
-----------------------------
   LIFE OF CLASS(1) .............   3.61%(5)     3.48%(6)    2.95%(6)   1.18%(6)

(1) Returns for periods less than one year are not annualized.

(2) Since 2/29/96, the date nearest the class's inception for which data are available.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

(4) Since 7/31/00, the date nearest the class's inception for which data are available.

(5) Returns reflect deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase.
    Returns would have been 0.33% for six months and 4.61% for life of class if shares were not redeemed during the period.

(6) Since 9/30/01, the date nearest the class's inception for which data are available.

See pages 70-72 for information about share classes, returns, and the comparative indices.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph above shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and 90-Day Treasury Bill (T-Bill) indices are provided for comparison in each graph. Strategic Moderate's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table at left). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

* Fund data from 2/15/96, the class's inception date. Index data from 2/29/96, the date nearest the class's inception for which data are available. Not annualized.

                                                 www.americancentury.com      17

Strategic Moderate--Performance Review
--------------------------------------------------------------------------------

By Jeff Tyler and Brian Howell, portfolio managers

PERFORMANCE SUMMARY

     Strategic Allocation: Moderate returned 0.81% in the six months ended May
31, 2002, outperforming its performance benchmark (48% Russell 3000, 31% Lehman
Aggregate Bond, 15% EAFE, 6% 90-Day Treasury Bill), which returned -0.67%.* The fund continued to generate solid risk-adjusted returns due to good security selection and allocation decisions.

OVERALL INVESTMENT STRATEGIES

     Our disciplined approach to rebalancing is the cornerstone of our investment process, as it helps us avoid making the worst trades--buying high and selling low. The rebalancing side  of our investment process keeps the portfolio relatively close to its targeted mix of stocks, bonds, and cash--mixes that we think optimize risk and return over time. Rebalancing the portfolio meant we sold some of our winners (bonds) and bought our decliners (stocks) to readjust the portfolio for the market's activity. Buying stocks near three-year lows and selling bonds after a strong rally was the type of fundamentally sound, long-term trade that is inherent to the rebalancing process.

     As a part of the rebalancing process, we try to find market imbalances that we can exploit. That was challenging because many imbalances appear to have corrected considerably. Small-company stock performance weakened along with the group's valuation appeal; value stocks are a more expensive lot; and
high-quality bonds had a nice run.

     We did make some slight changes  in the middle of the period to account for our quantitative and economic analysis--we reduced our reinvestment into growth stocks and increased our investment in emerging markets and cash. Those allocation decisions worked out well for the fund.

DOMESTIC STOCK INVESTMENT STRATEGIES

     Our positioning in the domestic stock portion of the portfolio was relatively conservative. That helped the fund hold its value as the stock market continued to decline. Overall, the domestic stock portfolio maintained its broad diversification across all sectors of the stock market. We attempted to limit the portfolio's exposure to some of the most expensive companies, particularly in the technology sector.

     As usual, the fund's stock holdings were mainly large companies, but we also held quite a few medium-sized companies. Our growth teams found accelerating earnings among several medium-sized companies, while our value team also found opportunities in midcaps. Several of our domestic stock allocations outperformed their respective market indices--security selection was particularly strong in the portions of the portfolio that invest in medium-sized growth stocks and large-cap value shares.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"AS A PART OF THE REBALANCING PROCESS, WE TRY TO FIND MARKET IMBALANCES THAT WE
CAN EXPLOIT. THAT WAS CHALLENGING BECAUSE MANY IMBALANCES APPEAR TO HAVE
CORRECTED CONSIDERABLY."

ASSET ALLOCATION
% OF FUND INVESTMENTS
                                             AS OF MAY 31, 2002
U.S. STOCKS, RIGHTS, & EQUITY FUTURES               44.0%
U.S. BONDS                                          31.2%
FOREIGN STOCKS                                      16.1%
MONEY MARKET SECURITIES                              8.7%

See page 71 for the fund's neutral asset mix.

FUND'S U.S. BONDS
                                             AS OF MAY 31, 2002
WEIGHTED AVERAGE MATURITY                          4.9 YRS
AVERAGE DURATION                                   4.3 YRS

% OF FUND'S U.S. BONDS

CORPORATE SECURITIES                                37.1%
MORTGAGE-BACKED SECURITIES                          32.2%
U.S. TREASURY SECURITIES                            12.9%
COLLATERALIZED MORTGAGE OBLIGATIONS                  7.4%
ASSET-BACKED SECURITIES                              5.9%
U.S. GOVT. AGENCY SECURITIES                         4.5%

Investment terms are defined in the Glossary on pages 72-73.

18      1-800-345-2021

Strategic Moderate--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

BOND INVESTMENT STRATEGIES

     In Strategic Allocation: Moderate's bond portfolio, we try to maintain broad exposure to the taxable, investment-grade bond sectors represented in the
Lehman Brothers Aggregate Bond Index --particularly mortgage-backed securities
(MBS), corporates, and Treasurys. We try to overweight the sectors that appear to have the most attractive values and yields.

     We were slightly underweight Treasurys and overweight the higher- yielding corporate and MBS sectors because we think they represent the best long-term values for shareholders. It was a treacherous period for corporate bonds, and our performance was mixed. We avoided several land mines, but some positions in the troubled energy distribution and telecommunications industries detracted from performance.

     In the high-yield sector of the market, we maintained a more defensive posture by overweighting the top-tier high-yield bonds and minimizing exposure to riskier, bottom-tier credits in the telecom sector. That positioning added value, as credit quality remained dicey.

INTERNATIONAL INVESTMENT STRATEGIES

     Although we didn't find any compelling reason to invest more money than usual in international equities, they held up better than U.S. equities.
Japanese markets rallied early in 2002, but the run-up was short-lived, as Japan still needs to implement real structural reforms. We think Japan's economy may get some help as the global economy improves, but an export-led recovery won't address Japan's real problems--its deflationary spiral and bankrupt banking system. Our international team limited its exposure to Japanese stocks, as their stock picking process found more attractive opportunities in Europe. We did slightly favor emerging markets, which worked relatively well, as our emerging markets team found some big gainers in the stock markets of developing countries like Russia.

OUTLOOK

     As is often the case in this stage of  an economic recovery, investors are fixated on corporate profits, and thus the equity market. Bond and currency markets, insurance companies and pension funds, economists, and some say Alan
Greenspan, are all anxious for earnings and stocks to rebound. But the stock market is struggling to overcome two years of losses, accounting misdeeds, brokerage scandals, credit risk, and unstable international events.

     Until we see real growth in earnings, we think stocks are biased to move down at worst and sideways at best, with other financial assets pricing relative to stocks. We will continue to maintain a slight underweight in growth stocks, as the risk that earnings won't rebound as expected seems relatively high. With
U.S. bond yields so low, we are keeping a neutral weighting in domestic bonds rather than chasing the rally. We did find one compelling investment trend--the long-overvalued dollar began to crack during the latter part of the period. We think we could be in the early innings of the dollar's decline, so high-quality international bonds might present a good opportunity to hedge against weakness in the greenback.

[right margin]

FUND'S U.S. STOCKS
                              AS OF MAY 31, 2002
DIVIDEND YIELD                        1.4%
PRICE/EARNINGS RATIO                  27.9

TOP 5 U.S. STOCKS
                             % OF FUND'S    % OF
                             U.S. STOCKS    FUND
EXXON MOBIL CORP.               2.7%        1.2%
CITIGROUP INC.                  2.4%        1.0%
BANK OF AMERICA CORP.           1.8%        0.8%
MICROSOFT CORP.                 1.4%        0.6%
JOHNSON & JOHNSON               1.4%        0.6%

FUND'S FOREIGN STOCKS
                              AS OF MAY 31, 2002
DIVIDEND YIELD                        2.2%

TOP 5 FOREIGN STOCKS
                             % OF FUND'S    % OF
                              FOREIGN       FUND
                               STOCKS
ROYAL DUTCH PETROLEUM
   CO. NEW YORK SHARES          2.5%        0.4%
NOVARTIS AG                     1.5%        0.2%
SAMSUNG ELECTRONICS             1.5%        0.2%
ROYAL BANK OF SCOTLAND
   GROUP PLC                    1.5%        0.2%
BNP PARIBAS SA ORD              1.5%        0.2%

% OF FUND'S FOREIGN STOCKS

EUROPE                               48.9%
ASIA/PACIFIC                         36.8%
AMERICAS (EXCLUDING U.S.)            10.9%
AFRICA                                3.4%

                                                 www.americancentury.com      19

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCKS & RIGHTS -- 59.3%

AIRLINES -- 0.1%
                   11,899  Continental Airlines Inc.(1)             $    264,991
                    2,802  Ryanair Holdings plc ADR(1)                    85,713
                   61,500  Singapore Airlines Limited ORD                436,597
                   11,100  Southwest Airlines Co.                        189,033
                                                                    ------------
                                                                         976,334
                                                                    ------------
ALCOHOL -- 0.3%
                   13,900  Anheuser-Busch Companies, Inc.                717,379
                   31,638  Heineken NV ORD                             1,356,464
                                                                    ------------
                                                                       2,073,843
                                                                    ------------
APPAREL & TEXTILES -- 0.3%
                    6,800  Gucci Group NV New York Shares                673,540
                    8,000  Jones Apparel Group, Inc.(1)                  318,880
                   15,300  Liz Claiborne, Inc.                           468,639
                   27,900  VF Corp.                                    1,185,750
                                                                    ------------
                                                                       2,646,809
                                                                    ------------
BANKS -- 5.8%
                   10,600  ABN Amro Holding NV ORD                       204,324
                   45,602  Allied Irish Banks plc ORD                    626,655
                      680  Associated Banc-Corp                           25,755
                    7,100  Banco Popular Espanol SA ORD                  310,561
                    2,500  Banco Santander Chile ADR                      35,500
                   85,600  Bank of America Corp.                       6,489,335
                   79,500  Bank of Ireland ORD                         1,007,300
                   28,200  Bank One Corp.                              1,145,766
                   37,235  Bank Zachodni WBK S.A. ORD                    667,144
                   34,838  BNP Paribas SA ORD                          1,955,523
                   20,100  Charter One Financial Inc.                    727,620
                  198,833  Citigroup Inc.                              8,585,608
                   41,200  Commonwealth Bank of Australia
                              ORD                                        781,538
                   14,700  Credit Lyonnais SA ORD                        618,752
                   41,800  Danske Bank A/S ORD                           764,494
                    8,703  Deutsche Bank AG ORD                          626,355
                  303,000  Equitable Banking Corp. ORD(1)                250,613
                    2,509  Erste Bank Der Oesterreichischen
                              Sparkassen AG ORD                          180,456
                   10,300  Fifth Third Bancorp                           671,303
                   41,500  First Tennessee National Corp.              1,616,425
                   32,000  First Virginia Banks, Inc.                  1,820,160
                   22,600  Fleet Boston Financial Corp.                  796,424
                  218,000  Grupo Financiero Banorte S.A. de
                              C.V. Cl O ORD(1)                           557,959
                  391,700  Grupo Financiero Inbursa SA
                              ORD(1)                                     420,942
                    8,300  Hibernia Corp. Cl A                           166,581
                  174,200  Hong Leong Bank Berhad ORD                    233,792
                   10,200  Independence Community Bank                   319,209
                  114,500  IntesaBci S.p.A. ORD                          338,156
                    9,100  KBC Bancassurance Holding
                              ORD                                        347,599

Shares                                                                    Value
--------------------------------------------------------------------------------

                   23,500  KeyCorp                                  $    641,550
                    9,700  Marshall & Ilsley Corp.                       602,273
                   28,500  National City Corp.                           948,480
                   97,671  Nordic Baltic Holding AB ORD                  560,798
                   10,000  North Fork Bancorporation, Inc.               393,100
                   18,000  PNC Financial Services Group                1,012,500
                   68,907  Royal Bank of Scotland Group plc
                              ORD                                      1,996,881
                   15,580  Shinhan Financial Group Co., Ltd.
                              ORD                                        232,138
                   17,900  Societe Generale Cl A ORD                   1,213,218
                    8,100  State Street Corp.                            376,326
                   10,600  SunTrust Banks, Inc.                          723,980
                    8,500  Synovus Financial Corp.                       226,525
                  925,000  Taishin Financial Holdings Co., Ltd.
                              ORD(1)                                     535,956
              102,087,000  Turk Ekonomi Bankasi ORD(1)                   154,243
                   39,647  U.S. Bancorp                                  937,652
                  315,300  UniCredito Italiano ORD                     1,404,121
                   35,100  UnionBanCal Corp.                           1,721,304
                   30,300  Wachovia Corp.                              1,162,611
                                                                    ------------
                                                                      47,135,505
                                                                    ------------
CHEMICALS -- 1.2%
                   21,500  3M Co.                                      2,696,745
                    2,516  Air Liquide ORD                               397,079
                   20,000  Air Products & Chemicals, Inc.              1,003,000
                    6,800  Ashland Inc.                                  258,332
                   14,400  BASF AG ORD                                   668,105
                    3,100  Dow Chemical Co.                              103,354
                   11,500  du Pont (E.I.) de Nemours & Co.               529,000
                  103,200  Imperial Chemical Industries plc
                              ORD                                        495,565
                   13,000  Minerals Technologies Inc.                    683,150
                   29,900  Pactiv Corporation(1)                         692,783
                   14,100  PPG Industries, Inc.                          806,238
                    8,100  Praxair, Inc.                                 453,600
                    9,300  Sealed Air Corp.(1)                           416,175
                   15,800  Sherwin-Williams Co.                          499,280
                                                                    ------------
                                                                       9,702,406
                                                                    ------------
CLOTHING STORES -- 0.1%
                    7,250  AnnTaylor Stores Corp.(1)                     206,480
                   42,800  Charming Shoppes(1)                           331,914
                    6,860  Limited, Inc. (The)                           143,991
                      600  Ross Stores, Inc.                              25,281
                                                                    ------------
                                                                         707,666
                                                                    ------------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 1.3%
                    9,600  Avocent Corp.(1)                              218,016
                   13,700  Brocade Communications System(1)              269,274
                   31,900  Dell Computer Corp.(1)                        856,675
                   85,400  EMC Corporation(1)                            619,150
                   18,900  Extreme Networks, Inc.(1)                     213,192
                   79,793  Hewlett-Packard Co.                         1,523,248
                   11,800  IKON Office Solutions Inc.                    110,330

20      1-800-345-2021                         See Notes to Financial Statements

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------

                   44,500  International Business Machines
                              Corp.                                 $  3,580,024
                    5,200  Lexmark International Group, Inc.
                              Cl A(1)                                    324,740
                    4,400  Logitech International SA ORD(1)              212,033
                   21,000  Network Appliance, Inc.(1)                    273,105
                   14,500  Pinnacle Systems, Inc.(1)                     158,703
                    8,300  Pitney Bowes, Inc.                            339,885
                    6,000  Qlogic Corp.(1)                               274,380
                   25,500  Storage Technology Corp.(1)                   459,000
                   24,200  Tech Data Corp.(1)                            974,897
                   55,400  Xerox Corp.(1)                                496,938
                                                                    ------------
                                                                      10,903,590
                                                                    ------------
COMPUTER SOFTWARE -- 1.4%
                   24,300  Activision, Inc.(1)                           792,788
                   27,300  BMC Software Inc.(1)                          461,643
                   34,100  Cerner Corp.(1)                             1,855,210
                   16,800  Check Point Software
                              Technologies Ltd.(1)                       273,252
                   46,500  Computer Associates
                              International, Inc.                        807,239
                   10,100  Electronic Arts Inc.(1)                       646,451
                    6,000  Mercury Interactive Corp.(1)                  203,070
                  102,000  Microsoft Corp.(1)                          5,192,309
                   24,048  Network Associates Inc.(1)                    465,329
                  100,700  Oracle Corp.(1)                               797,041
                    5,700  Siebel Systems, Inc.(1)                       104,054
                    5,800  Sybase, Inc.(1)                                77,604
                    1,100  Symantec Corp.(1)                              37,813
                    5,648  Tieto Corp. Cl B ORD                          136,811
                                                                    ------------
                                                                      11,850,614
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.7%
                   12,700  Cemex SA ADR                                  381,381
                  213,000  Corporacion GEO, S.A. de C.V.,
                              Series B ORD(1)                            475,496
                    8,400  Fluor Corporation                             315,840
                  375,000  Gamuda Berhad ORD                             616,768
                   12,071  Grupo Ferrovial SA ORD                        325,008
                  131,300  Land & House Public Company
                              Limited ORD(1)                             241,885
                   17,900  Lennar Corp.                                  979,488
                   39,500  Martin Marietta Materials, Inc.             1,580,000
                      700  NVR, Inc.(1)                                  231,700
                   12,100  Orascom Construction Industries
                              ORD                                         80,228
                   15,600  Ryland Group, Inc. (The)                      842,400
                                                                    ------------
                                                                       6,070,194
                                                                    ------------
CONSUMER DURABLES -- 0.6%
                   32,400  Bulgari SPA ORD                               238,465
                    4,800  Carlisle Companies, Inc.                      178,368
                   22,860  Koninklijke Philips Electronics NV
                              New York Shares                            699,516
                   38,010  LG Electronics Inc. ORD(1)                  1,425,180
                   23,800  Miller (Herman), Inc.                         558,467

Shares                                                                    Value
--------------------------------------------------------------------------------

                   46,000  Sharp Corp. ORD                          $    594,946
                   12,800  Swatch Group AG ORD                           247,217
              121,000,000  Vestel Elektronik Sanayi ORD(1)               239,568
                    7,600  Whirlpool Corp.                               542,640
                                                                    ------------
                                                                       4,724,367
                                                                    ------------
DEFENSE/AEROSPACE -- 1.5%
                   12,850  Alliant Techsystems Inc.(1)                 1,397,823
                   18,500  Boeing Co.                                    789,025
                   17,000  Embraer Empresa Brasileira de
                              Aeronautica S.A. ADR                       401,200
                   40,829  Goodrich Corp.                              1,364,097
                   27,200  Honeywell International Inc.                1,058,080
                    4,400  ITT Industries, Inc.                          294,800
                   37,500  Lockheed Martin Corp.                       2,326,875
                   63,000  Raytheon Company                            2,784,600
                   25,900  Rockwell Collins                              673,400
                   17,100  TRW Inc.                                      938,790
                                                                    ------------
                                                                      12,028,690
                                                                    ------------
DEPARTMENT STORES -- 2.1%
                   12,100  Dillard's Inc.                                363,363
                   68,600  Federated Department Stores, Inc.(1)        2,840,726
                  541,000  Groupo Elektra S.A. ORD                       533,641
                   94,800  GUS plc ORD                                   894,580
                   21,000  Ito-Yokado Co., Ltd. ORD                    1,115,493
                   17,700  J. C. Penney Company, Inc.                    432,942
                  310,675  Marks & Spencer Plc ORD                     1,714,674
                   22,000  Marui Co., Ltd. ORD                           302,245
                   23,500  May Department Stores Co. (The)               826,730
                   44,472  Next plc ORD                                  646,976
                   40,900  Sears, Roebuck & Co.                        2,415,145
                  162,300  Super Group Limited ORD                       119,936
                    6,500  Target Corp.                                  269,425
                   97,000  Wal-Mart de Mexico SA de CV
                              ORD                                        240,712
                  390,393  Wal-Mart de Mexico SA de CV
                              Series V ORD                             1,130,928
                   66,500  Wal-Mart Stores, Inc.                       3,597,651
                                                                    ------------
                                                                      17,445,167
                                                                    ------------
DRUGS -- 4.1%
                   12,100  Abbott Laboratories                           574,750
                    5,800  Allergan, Inc.                                365,980
                    5,501  Altana AG ORD                                 294,329
                   15,500  AmerisourceBergen Corp.                     1,194,895
                    7,300  Amgen Inc.(1)                                 347,699
                    4,100  Barr Laboratories, Inc.(1)                    272,814
                   85,400  Bristol-Myers Squibb Co.                    2,657,648
                   11,200  D&K Healthcare Resources, Inc.                373,520
                    3,600  Eli Lilly and Company                         232,920
                    2,300  Endo Pharmaceuticals Holdings
                              Inc.(1)                                     25,335
                   37,300  Gilead Sciences, Inc.(1)                    1,330,305
                   13,000  Immunex Corp.(1)                              327,795
                   84,200  Johnson & Johnson                           5,165,669
                   29,100  Ligand Pharmaceuticals Inc. Cl B(1)           529,184

See Notes to Financial Statements                www.americancentury.com      21

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------

                   66,400  Merck & Co., Inc.                        $
3,791,440
                   44,800  Mylan Laboratories Inc.                     1,386,112
                   47,669  Novartis AG ORD                             2,038,198
                  136,425  Pfizer, Inc.                                4,720,305
                   44,800  Pharmacia Corp.(2)                          1,934,912
                    7,821  Richter Gedeon Rt. ORD                        491,953
                    7,802  Roche Holding AG ORD                          623,317
                    6,198  Sanofi-Synthelabo S.A. ORD                    375,045
                    6,000  Schering AG ORD                               360,437
                   31,200  Schering-Plough Corp.                         825,240
                   72,400  Smith & Nephew Plc ORD                        410,132
                    4,214  Teva Pharmaceutical Industries Ltd.
                              ADR                                        282,485
                   34,500  Transkaryotic Therapies Inc.(1)             1,304,273
                   25,400  Watson Pharmaceuticals, Inc.(1)               660,400
                   10,600  Wockhardt Limited ORD                         109,774
                   22,100  Wyeth                                       1,226,550
                                                                    ------------
                                                                      34,233,416
                                                                    ------------
ELECTRICAL EQUIPMENT -- 1.3%
                   14,600  Anixter International Inc.(1)                 410,990
                   20,200  AVX Corporation                               433,290
                    4,800  Celestica Inc.(1)                             141,696
                  149,300  Cisco Systems Inc.(1)                       2,355,954
                   17,100  CommScope, Inc.(1)                            242,307
                   13,200  Flextronics International Ltd. ADR(1)         174,702
                    8,200  Harris Corp.                                  309,222
                   91,000  Hitachi Ltd. ORD                              688,451
                  156,000  Johnson Electric Holdings
                              Limited ORD                                214,004
                   21,900  Kumho Electric Inc. ORD(1)                    312,857
                   20,180  LG Micron Ltd. ORD                            487,360
                   21,900  Littelfuse, Inc.(1)                           536,660
                   51,100  Lucent Technologies Inc.(1)                   237,615
                    5,000  Mettler-Toledo International, Inc.(1)         203,250
                   20,000  Motorola, Inc.                                319,800
                   24,313  Raygen Co., Ltd. ORD                          123,406
                   78,800  Scientific-Atlanta, Inc.                    1,532,660
                   12,000  Sony Corp. ORD                                695,372
                   65,000  Taesan LCD Co. Ltd. ORD                       421,449
                   22,900  Tellabs, Inc.(1)                              221,443
                   35,000  United Heavy Machinery
                              Uralmash-Izhora Group ORD(1)               206,500
                  299,000  Vtech Holdings Limited ORD(1)                 356,507
                                                                    ------------
                                                                      10,625,495
                                                                    ------------
ELECTRICAL UTILITIES -- 0.8%
                    8,000  Ameren Corp.                                  349,760
                   18,600  American Electric Power                       794,778
                   20,000  Cinergy Corp.                                 729,000
                3,906,210  Companhia de Transmissao de
                              Energia Eletrica Paulista ORD               10,461
                   16,400  DTE Energy Company                            767,520
                    5,200  Edison International(1)                        97,032
                   20,000  Exelon Corp.                                1,069,800
                   14,500  FPL Group, Inc.                               913,355

Shares                                                                    Value
--------------------------------------------------------------------------------

                    3,400  PG&E Corp.(1)                            $     73,100
                   24,100  Reliant Energy, Inc.                          409,941
                   10,500  Tokyo Electric Power Co. ORD                  219,718
                   15,900  TXU Corp.                                     816,147
                   20,400  Wisconsin Energy Corp.                        536,724
                                                                    ------------
                                                                       6,787,336
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 2.7%
                    6,000  Apache Corp.                                  334,080
                   29,700  BP Plc ADR                                  1,516,779
                    4,100  Burlington Resources, Inc.                    166,460
                   24,000  ChevronTexaco Corp.                         2,094,000
                   42,900  Conoco Inc.                                 1,153,152
                  246,600  Exxon Mobil Corp.                           9,846,738
                   87,900  Occidental Petroleum Corp.                  2,624,694
                   14,900  Ocean Energy, Inc.                            331,227
                   14,700  Petroleo Brasileiro SA - Petrobras
                              ORD                                        344,740
                   16,780  Phillips Petroleum Co.                        965,689
                   60,211  Royal Dutch Petroleum Co.
                              New York Shares                          3,311,605
                                                                    ------------
                                                                      22,689,164
                                                                    ------------
ENTERTAINMENT -- 0.2%
                   68,350  AOL Time Warner Inc.(1)                     1,278,145
                      700  Carnival Corporation Cl A                      21,280
                  247,000  Corporacion Interamericana de
                              Entretenimiento S.A. Cl B ORD(1)           588,584
                    4,100  Regal Entertainment Group(1)                   97,580
                                                                    ------------
                                                                       1,985,589
                                                                    ------------
ENVIRONMENTAL SERVICES -- 0.3%
                   90,700  Waste Management, Inc.                      2,489,715
                                                                    ------------
FINANCIAL SERVICES -- 2.3%
                  367,500  Alexander Forbes Limited ORD                  595,232
                    8,500  American Express Co.                          361,335
                  118,410  Barclays plc ORD                            1,017,364
                    4,000  Block (H & R), Inc.                           179,600
                   48,600  Fannie Mae                                  3,888,486
                   36,500  Freddie Mac                                 2,392,575
                  144,600  General Electric Co.                        4,502,844
                    4,100  Household International, Inc.                 209,715
                   16,600  MBIA Inc.                                     931,426
                   25,300  MBNA Corp.                                    916,113
                   14,200  Metris Companies Inc.                         209,024
                1,573,540  National Finance Public Company
                              Limited ORD(1)                             620,645
                   15,500  New Century Financial Corp.                   419,740
                1,114,000  Polaris Securities Co., Ltd. ORD(1)           560,276
                    8,300  Promise Co., Ltd. ORD                         459,590
                   12,700  Schroders plc ORD                             135,841
                    3,700  Student Loan Corp. (The)                      342,176
                   21,022  Willis Group Holdings(1)                      683,846
                  477,000  Yuanta Core Pacific Securities Co.
                              ORD(1)                                     336,706
                                                                    ------------
                                                                      18,762,534
                                                                    ------------

22      1-800-345-2021                         See Notes to Financial Statements

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
FOOD & BEVERAGE -- 2.6%
                   44,800  Altadis, SA ORD                          $    960,807
                    5,685  Archer-Daniels-Midland Co.                     82,717
                   46,400  Campbell Soup Company                       1,310,800
                   15,400  Coca-Cola Company (The)                       855,624
                   44,100  ConAgra Foods, Inc.                         1,085,301
                  112,677  Diageo plc ORD                              1,411,139
                   38,814  Dole Food Company, Inc.                     1,291,342
                    9,500  Fomento Economico Mexicano
                              SA de CV ADR                               401,375
                    4,400  Groupe Danone ORD                             606,281
                   13,900  Grupo Continental, S.A. ORD                    21,937
                   23,000  Heinz (H.J.) Co.                              934,490
                   10,285  Interbrew ORD                                 310,937
                      900  Interstate Bakeries Corp.                      24,381
                  275,000  IOI Corporation Berhad ORD                    419,731
                   46,420  Korea Tobacco & Ginseng
                              Corporation ORD(1)                         617,540
                    9,300  Kraft Foods Inc.                              399,993
                    7,327  Nestle SA ORD                               1,771,235
                   26,500  Panamerican Beverages Inc. Cl A               480,710
                   39,600  PepsiCo, Inc.                               2,058,407
                   33,600  Performance Food Group Co.(1)               1,262,352
                4,797,000  PT Astra Agro Lestari Tbk ORD(1)            1,089,287
                   47,719  Reckitt Benckiser PLC ORD                     842,228
                   35,500  Smithfield Foods Inc.(1)                      653,200
                   22,700  SYSCO Corp.                                   632,195
                    2,900  Tyson Foods, Inc. Cl A                         42,804
                   20,800  Unilever N.V. New York Shares               1,362,816
                    6,700  Wrigley (Wm.) Jr. Company                     383,977
                                                                    ------------
                                                                      21,313,606
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.7%
                   27,900  Aracruz Celulose S.A. ADR                     615,195
                    6,800  Avery Dennison Corp.                          444,516
                   12,000  Bowater Inc.                                  628,560
                   38,100  BPB Plc ORD                                   210,281
                    4,800  Compagnie de Saint Gobain ORD                 849,664
                   38,695  CRH plc ORD                                   679,546
                    8,000  Georgia-Pacific Corp.                         213,520
                    9,558  International Paper Co.                       411,950
                  302,000  PT Semen Gresik Persero Tbk
                              ORD                                        342,018
                   16,560  Stora Enso Oyj ORD                            240,679
                    5,400  UPM-Kymmene Oyj ORD                           210,292
                   31,400  Votorantim Celulose e Papel SA
                              ADR                                        651,550
                                                                    ------------
                                                                       5,497,771
                                                                    ------------
GAS & WATER UTILITIES -- 0.8%
                   43,600  AGL Resources Inc.                            998,440
                  479,300  Central Telecommunications
                              Company                                    129,651
                  283,700  Czeske Energeticke Zavody a.s.
                              ORD                                        765,319
                  184,000  Hong Kong and China Gas
                              Company Ltd. ORD                           245,338

Shares                                                                    Value
--------------------------------------------------------------------------------

                  550,000  Huaneng Power International, Inc.
                              ORD(1)                                $    458,342
                  108,800  International Power Plc ORD(1)                298,263
                   21,130  Korea Electric Power Corp. ORD                435,920
                   17,900  NiSource Inc.                                 433,717
                   38,037  Sempra Energy                                 951,305
                  139,442  Snam Rete Gas S.p.A. ORD                      398,827
                  153,000  Tokyo Gas Co., Ltd. ORD                       418,672
                3,126,000  Wah Sang Gas Holdings Limited
                              ORD(1)                                     504,979
                   27,600  WGL Holdings Inc.                             734,988
                                                                    ------------
                                                                       6,773,761
                                                                    ------------
GOLD -- 0.2%
                    6,800  Barrick Gold Corp.                            148,240
                   60,900  Gold Fields Limited ORD                       798,355
                   69,400  Harmony Gold Mining Co. Limited
                              ORD                                      1,081,905
                                                                    ------------
                                                                       2,028,500
                                                                    ------------
GROCERY STORES -- 0.1%
                    9,054  Koninklijke Ahold NV ADR                      193,665
                   19,400  SUPERVALU INC.                                585,492
                   16,100  Winn-Dixie Stores, Inc.                       312,501
                                                                    ------------
                                                                       1,091,658
                                                                    ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.5%
                   28,937  American Power Conversion
                              Corp.(1)                                   404,973
                    4,100  Crane Co.                                     113,693
                    5,300  Cummins Inc.                                  195,093
                   34,792  Dover Corp.                                 1,238,247
                    3,000  Eaton Corp.                                   242,460
                   37,600  Emerson Electric Co.                        2,175,161
                                                                    ------------
                                                                       4,369,627
                                                                    ------------
HEAVY MACHINERY -- 0.5%
                  119,900  Agco Corp.(1)                               2,487,925
                    7,300  Caterpillar Inc.                              381,571
                  137,200  China International Marine
                              Containers Co., Ltd. ORD(1)                230,254
                    1,900  Deere & Co.                                    89,300
                   10,000  Fanuc Ltd. ORD                                516,700
                  142,100  Samsung Heavy Industries ORD(1)               502,556
                    9,145  Sandvik AB Cl A ORD                           210,969
                                                                    ------------
                                                                       4,419,275
                                                                    ------------
HOME PRODUCTS -- 1.2%
                   29,200  Clorox Company                              1,337,360
                   32,200  Fortune Brands, Inc.                        1,727,530
                   16,700  Gillette Company                              594,019
                   28,000  Kao Corp. ORD                                 654,648
                   26,400  Kimberly-Clark Corp.                        1,713,888
                    9,500  Newell Rubbermaid Inc.                        324,425
                   42,300  Procter & Gamble Co. (The)                  3,787,965
                                                                    ------------
                                                                      10,139,835
                                                                    ------------

See Notes to Financial Statements                www.americancentury.com      23

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Shares                                                                   Value
--------------------------------------------------------------------------------
HOTELS -- 0.3%
                   28,078  Accor SA ORD                             $  1,140,527
                   19,500  Cendant Corporation(1)                        356,460
                   34,600  MGM Mirage(1)                               1,304,074
                                                                    ------------
                                                                       2,801,061
                                                                    ------------
INDUSTRIAL PARTS -- 1.2%
                   29,200  Black & Decker Corporation                  1,395,468
                   55,000  Bridgestone Corp. ORD                         797,666
                   11,700  Compagnie Generale des
                              Etablissements Michelin ORD                455,633
                   43,800  Fastenal Company                            1,730,757
                  159,300  GKN plc ORD                                   775,395
                   14,900  Illinois Tool Works Inc.                    1,058,347
                    6,453  Magna International Inc. Cl A                 458,163
                   11,000  Parker-Hannifin Corp.                         539,000
                    8,100  Pentair, Inc.                                 380,619
                    2,200  Shaw Group Inc. (The)(1)                       73,590
                    5,300  SMC Corp. ORD                                 618,511
                    9,500  Snap-on Inc.                                  300,200
                   18,390  Valeo SA ORD                                  815,533
                    6,500  York International Corp.                      230,425
                                                                    ------------
                                                                       9,629,307
                                                                    ------------
INDUSTRIAL SERVICES -- 0.6%
                   14,120  Adecco SA ORD                                 923,990
                   45,300  Capita Group plc ORD                          250,349
                    8,000  Falck A/S ORD                                 280,603
                  624,000  Li & Fung Limited ORD                         920,018
                    6,000  Rent-A-Center Inc.(1)                         339,720
                   50,500  Securitas AB Cl B ORD                         957,891
                   20,400  United Rentals Inc.(1)                        476,136
                   38,700  Wolseley plc ORD                              410,278
                                                                    ------------
                                                                       4,558,985
                                                                    ------------
INFORMATION SERVICES -- 1.1%
                   80,848  Amadeus Global Travel Distribution
                              SA ORD(1)                                  534,786
                  133,400  Autostrade Concessioni e
                              Costruzioni Autostrade SpA ORD           1,081,254
                    3,172  Brambles Industries Limited ORD                16,327
                   16,200  Ceridian Corp.(1)                             370,332
                   17,181  Computer Sciences Corp.(1)                    813,864
                   13,000  Electronic Data Systems Corp.                 686,660
                   35,500  Equifax Inc.                                  980,865
                   60,337  Exel plc ORD                                  786,399
                    9,000  First Data Corp.                              712,800
                    8,705  Getty Images Inc.(1)                          292,619
                   14,100  IMS Health Inc.                               296,805
                    9,747  Prokom Software SA ORD(1)                     390,511
                   70,000  Ranhill Berhad ORD(1)                         116,051
                  256,381  Rentokil Initial plc ORD                    1,037,926
                   10,400  Reynolds & Reynolds Co. Cl A                  316,680
                   13,600  Total System Services Inc.                    311,304
                   21,700  Viad Corp.                                    643,839
                                                                    ------------
                                                                       9,389,022
                                                                    ------------

Shares                                                                    Value
--------------------------------------------------------------------------------
INTERNET -- 0.2%
                    5,800  Expedia, Inc.                            $    414,381
                   33,100  F5 Networks, Inc.(1)                          391,904
                    6,500  Overture Services Inc.(1)                     125,905
                   31,600  Yahoo! Inc.(1)                                507,022
                                                                    ------------
                                                                       1,439,212
                                                                    ------------
INVESTMENT TRUSTS -- 1.7%
                   30,000  iShares MSCI EAFE Index Fund                3,679,500
                    1,200  iShares Russell 2000 Index Fund               116,220
                    7,900  iShares S&P 500 Index Fund                    845,932
                   26,800  Standard and Poor's MidCap 400
                              Depositary Receipt                       2,588,880
                   43,000  Nasdaq 100-Index Tracking Stock(1)          1,291,720
                   52,700  Standard and Poor's 500
                              Depositary Receipt                       5,638,900
                                                                    ------------
                                                                      14,161,152
                                                                    ------------
LEISURE -- 0.3%
                    8,505  Fairmont Hotels & Resorts Inc.                238,140
                   84,200  Genting Berhad ORD                            332,364
                    7,600  GTECH Holdings Corp.(1)                       213,940
                  194,200  Hilton Group plc ORD                          694,283
                   21,100  Mattel, Inc.                                  448,164
                    7,700  Nautilus Group, Inc. (The)(1)                 281,435
                                                                    ------------
                                                                       2,208,326
                                                                    ------------
LIFE & HEALTH INSURANCE -- 0.6%
                   26,800  CIGNA Corp.                                 2,842,140
                   22,500  MetLife, Inc.                                 747,675
                    8,500  Principal Financial Group(1)                  258,400
                    1,700  Protective Life Corp.                          56,882
                   15,800  Torchmark Corp.                               637,688
                   18,800  UnumProvident Corp.                           475,640
                                                                    ------------
                                                                       5,018,425
                                                                    ------------
MEDIA -- 1.4%
                   49,400  British Sky Broadcasting Plc
                              ORD(1)                                     528,750
                   11,700  Clear Channel Communications,
                              Inc.(1)                                    622,791
                   37,816  Daily Mail and General Trust ORD              426,789
                   32,700  Disney (Walt) Co.                             749,157
                   16,300  Emap plc ORD                                  208,885
                    4,500  Entercom Communications Corp.(1)              236,475
                  609,000  i-CABLE Communications Limited
                              ORD                                        441,143
                   70,073  Mediaset SpA ORD                              558,827
                    4,200  Omnicom Group Inc.                            362,754
                   30,500  Pearson plc ORD                               375,978
                  108,400  Reed Elsevier plc ORD                       1,037,124
                  132,100  TV Azteca SA de CV ADR                      1,007,923
                   68,613  Viacom, Inc. Cl B(1)                        3,359,291
                    7,100  Westwood One, Inc.(1)                         270,865
                   93,915  WPP Group plc ORD                             973,758
                                                                    ------------
                                                                      11,160,510
                                                                    ------------

24      1-800-345-2021                         See Notes to Financial Statements

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Shares                                                                   Value
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 0.9%
                   21,500  Bard (C.R.), Inc.                        $  1,184,650
                   13,700  Baxter International, Inc.                    735,690
                    9,800  Beckman Coulter Inc.                          489,510
                   18,300  Becton Dickinson & Co.                        688,080
                    7,700  Boston Scientific Corp.(1)                    214,445
                    7,300  Cooper Companies, Inc. (The)                  365,073
                   10,800  Ecolab Inc.                                   514,944
                   17,900  Fisher Scientific International(1)            550,425
                   10,400  Guidant Corp.(1)                              416,000
                    7,800  Hillenbrand Industries, Inc.                  473,850
                    5,500  Hoya Corp. ORD                                407,686
                   11,200  Medtronic, Inc.                               516,880
                    7,000  St. Jude Medical, Inc.(1)                     590,800
                    5,700  Steris Corp.(1)                               120,555
                    1,700  Sybron Dental Specialties Inc.(1)              38,250
                   16,600  Waters Corp.(1)                               442,556
                                                                    ------------
                                                                       7,749,394
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 1.5%
                   10,200  Coventry Health Care Inc.(1)                  316,710
                    5,100  DIANON Systems, Inc.(1)                       329,307
                   39,317  First Health Group Corp.(1)                 1,081,021
                   20,900  HCA Inc.                                    1,026,817
                   14,800  Laboratory Corporation of
                              America Holdings(1)                        725,940
                   10,900  LifePoint Hospitals Inc.(1)                   424,174
                    5,000  Orthodontic Centers Of America(1)             129,900
                   28,281  Oxford Health Plans, Inc.(1)                1,363,144
                   14,633  Pediatrix Medical Group Inc.(1)               556,786
                   14,100  Quest Diagnostics Inc.(1)                   1,232,622
                    2,600  Tenet Healthcare Corp.(1)                     193,700
                   66,200  Triad Hospitals Inc.(1)                     2,991,578
                   25,502  Wellpoint Health Networks Inc.(1)           1,891,228
                                                                    ------------
                                                                      12,262,927
                                                                    ------------
MINING & METALS -- 1.0%
                    4,206  Alcan Inc.                                    160,249
                   28,300  Alcoa Inc.                                    989,934
                    5,200  Anglo American Platinum Corp.
                              Limited ORD                                250,038
                   22,400  Antofagasta Holdings plc ORD                  191,479
                   33,485  Arcelor ORD(1)                                474,496
                    4,300  Ball Corporation                              178,794
               25,071,000  Companhia Siderurgica Nacional
                              ORD                                        477,249
                   10,300  Crown Cork & Seal Co., Inc.(1)                 85,490
               19,000,000  Gerdau S.A. ORD                               233,684
                   12,200  Impala Platinum Holdings Limited
                              ORD                                        789,909
                1,752,000  Jiangxi Copper Company Ltd.
                              Cl H ORD                                   226,866
                   98,022  Kumba Resources Limited ORD(1)                486,215
                   21,500  Lone Star Technologies, Inc.(1)               516,000
                   31,200  Minas Buenaventura ADR                        931,320
                   20,600  MMC Norilsk Nickel ADR                        479,980

Shares                                                                    Value
--------------------------------------------------------------------------------

                  368,000  Nippon Steel Corporation ORD             $    598,278
                3,597,500  PT Aneka Tambang Tbk ORD(1)                   506,690
                2,894,000  Yieh Loong Co., Ltd. ORD(1)                   502,194
                                                                    ------------
                                                                       8,078,865
                                                                    ------------
MOTOR VEHICLES & PARTS -- 1.0%
                   12,300  ArvinMeritor, Inc.                            328,410
                   19,619  Bayerische Motoren Werke
                              (BMW) AG ORD                               838,414
                    8,200  Delphi Corp.                                  129,150
                   19,100  General Motors Corp.                        1,187,065
                    9,200  Honda Motor Co., Ltd. ORD                     392,435
                  588,000  Hotai Motor Company Ltd. ORD(1)               394,306
                   13,840  Hyundai Motor Co. Ltd. ORD                    456,046
                   10,400  Johnson Controls, Inc.                        915,824
                   42,190  Kia Motors Corp. ORD(1)                       407,566
                   25,800  Lear Corp.(1)                               1,192,476
                  105,000  Nissan Motor Co., Ltd. ORD                    744,507
                   14,600  Renault SA ORD                                718,190
                   10,000  Toyota Motor Corp. ORD                        272,837
                                                                    ------------
                                                                       7,977,226
                                                                    ------------
MULTI-INDUSTRY -- 0.1%
                  129,000  Hong Leong Industries Berhad
                              ORD                                        208,774
                  160,000  Hong Leong Industries Berhad
                              Rights ORD(1)                                   --
                    3,030  Kangwon Land Inc. ORD                         398,129
                  266,900  Murray & Roberts Holdings ORD(1)              251,540
                                                                    ------------
                                                                         858,443
                                                                    ------------
OIL REFINING -- 0.3%
                   48,900  Marathon Oil Corp.                          1,340,838
                    6,700  TotalFinaElf SA Cl B ORD                    1,041,799
                                                                    ------------
                                                                       2,382,637
                                                                    ------------
OIL SERVICES -- 1.2%
                   12,000  Baker Hughes Inc.                             439,800
                    3,900  BJ Services Co.(1)                            146,328
                   52,609  Broken Hill Proprietary Co. Ltd.
                              ORD                                        321,730
                    6,800  Diamond Offshore Drilling, Inc.               229,364
                   85,500  ENI S.p.A. ORD                              1,298,395
                   41,688  Gazprom ADR(1)                                719,118
                   13,700  Lukoil Holding ADR                            970,371
                    3,900  Nabors Industries, Inc.(1)                    171,210
                   78,400  Saipem S.p.A. ORD                             528,819
                4,082,000  Sinopec Zhenhai Refining and
                              Chemical Company Limited
                              ORD                                        994,352
                   29,000  Suncor Energy, Inc. ORD                       509,198
                   59,200  Surgutneftegaz ADR                          1,263,920
                   10,692  Talisman Energy, Inc. ORD                     475,146
                   30,000  Transocean Sedco Forex, Inc.                1,145,100
                1,946,000  Xinao Gas Holdings Ltd. ORD(1)                829,561
                                                                    ------------
                                                                      10,042,412
                                                                    ------------

See Notes to Financial Statements                www.americancentury.com      25

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE -- 2.6%
                   76,500  Allstate Corp.                           $  2,943,720
                   23,150  American International Group, Inc.          1,550,356
                   15,700  Chubb Corp. (The)                           1,180,012
                   36,740  Fidelity National Financial, Inc.           1,124,611
                   12,200  Hartford Financial Services Group,
                              Inc. (The)                                 805,200
                    8,400  Horace Mann Educators Corp.                   170,940
                   29,400  Jefferson-Pilot Corp.                       1,399,734
                   14,000  Loews Corp.                                   799,400
                   20,300  MGIC Investment Corp.                       1,477,434
                   44,700  Old Republic International Corp.            1,484,040
                   21,900  PMI Group, Inc. (The)                       1,874,640
                   41,300  Progressive Corp.                           2,445,373
                   43,400  Radian Group Inc.                           2,356,620
                    7,200  Renaissancere Holdings Ltd.                   266,400
                   10,210  Samsung Fire & Marine Insurance
                              Co., Ltd. ORD                              619,370
                  401,800  Savia S.A. de C.V. ORD(1)                     312,896
                   24,482  Travelers Property Casualty Corp.(1)          429,659
                                                                    ------------
                                                                      21,240,405
                                                                    ------------
PUBLISHING -- 0.2%
                    6,900  American Greetings Corp. Cl A                 142,623
                    6,800  Belo Corp. Cl A                               162,928
                   10,100  Dow Jones & Co., Inc.                         556,005
                    1,900  E.W. Scripps Company (The)                    145,711
                    9,200  Gannett Co., Inc.                             697,360
                                                                    ------------
                                                                       1,704,627
                                                                    ------------
RAILROADS -- 0.3%
                   21,300  Burlington Northern Santa Fe
                              Corp.                                      602,790
                   10,800  Canadian National Railway Co.                 536,220
                    6,600  Canadian National Railway Co.
                              ORD                                        329,309
                   14,211  Canadian Pacific Railway Ltd.                 320,032
                    8,900  Union Pacific Corp.                           545,036
                                                                    ------------
                                                                       2,333,387
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.3%
                   68,891  Annaly Mortgage Management, Inc.            1,350,264
                   20,900  Equity Residential Properties Trust           604,846
                   46,000  Mitsubishi Estate Co., Ltd. ORD               407,243
                1,216,400  Quality House Public Company
                              Limited ORD(1)                             270,056
                                                                    ------------
                                                                       2,632,409
                                                                    ------------
RESTAURANTS -- 0.6%
                   12,600  Darden Restaurants, Inc.                      316,638
                   31,400  McDonald's Corp.                              940,116
                   17,850  Ryan's Family Steak Houses Inc.(1)            312,018
                   21,100  Wendy's International, Inc.                   801,167
                   45,800  Yum! Brands, Inc.(1)                        2,926,620
                                                                    ------------
                                                                       5,296,559
                                                                    ------------

Shares                                                                    Value
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 1.1%
                   39,600  Bear Stearns Companies Inc. (The)        $  2,377,980
                   26,300  Edwards (A.G.), Inc.                        1,043,847
                   23,800  Franklin Resources, Inc.                    1,036,014
                    3,500  Goldman Sachs Group, Inc. (The)               264,075
                    5,000  John Hancock Financial Services,
                              Inc.                                       183,450
                    1,600  Lehman Brothers Holdings Inc.                  97,600
                   57,000  Merrill Lynch & Co., Inc.                   2,320,470
                   26,300  Morgan Stanley Dean Witter & Co.            1,195,598
                   19,000  Nomura Holdings Inc. ORD                      305,835
                   12,200  Schwab (Charles) Corp.                        147,498
                    5,200  T. Rowe Price Group Inc.                      187,798
                                                                    ------------
                                                                       9,160,165
                                                                    ------------
SEMICONDUCTOR -- 2.5%
                  553,000  Advanced Semiconductor
                              Engineering Inc. ORD(1)                    450,532
                      550  Agere Systems(1)                                1,716
                    7,800  Analog Devices, Inc.(1)                       285,636
                   36,700  Applied Materials, Inc.(1)                    814,006
                   10,700  Arrow Electronics, Inc.(1)                    267,714
                   72,600  Atmel Corp.(1)                                597,135
                   36,800  AU Optronics Corp. ADR(1)                     434,240
                   18,600  Avnet Inc.                                    430,218
                   19,000  Canon, Inc. ORD                               730,946
                   18,100  Conexant Systems, Inc.(1)                     129,325
                   21,300  ESS Technology, Inc.(1)                       340,268
                   13,100  Fairchild Semiconductor Corp.(1)              329,465
                  111,700  Intel Corp.                                 3,081,802
                    9,900  KLA-Tencor Corp.(1)                           516,236
                   24,500  Linear Technology Corp.                       912,503
                   12,600  LSI Logic Corp.(1)                            143,640
                   69,900  Malaysian Pacific Industries
                              Berhad ORD                                 332,940
                   10,200  Marvell Technology Group Ltd.(1)              321,147
                    6,800  Maxim Integrated Products, Inc.(1)            312,834
                    3,200  Micron Technology, Inc.(1)                     75,456
                  123,000  Novatek Microelectronics Corp.,
                              Ltd. ORD(1)                                430,500
                    8,700  Novellus Systems, Inc.(1)                     369,576
                    2,000  Rohm Co. Ltd. ORD                             294,245
                    7,970  Samsung Electro-Mechanics Co.
                              Ltd. ORD                                   466,521
                    7,140  Samsung Electronics ORD                     1,999,083
                  723,000  Siliconware Precision Industries
                              Co. ORD(1)                                 633,688
                  389,600  Taiwan Semiconductor
                              Manufacturing Co. Ltd. ORD(1)              979,729
                    5,300  Teradyne, Inc.(1)                             143,524
                   46,000  Texas Instruments Inc.                      1,318,820
                  206,000  Unisem (M) Berhad ORD                         688,465
                  793,000  United Microelectronics Corp.
                              ORD(1)                                   1,056,556
                   42,000  Vishay Intertechnology, Inc.(1)             1,031,520

26      1-800-345-2021                         See Notes to Financial Statements

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------

                  324,000  Wintek Corp. ORD(1)                      $    271,588
                    9,700  Xilinx, Inc.(1)                               341,974
                                                                    ------------
                                                                      20,533,548
                                                                    ------------
SPECIALTY STORES -- 1.1%
                    5,369  Advance Auto Parts(1)                         310,328
                    7,800  Autozone Inc.(1)                              638,430
                      600  Barnes & Noble Inc.(1)                         18,462
                    7,600  Blockbuster, Inc.                             209,000
                   55,700  CVS Corp.                                   1,784,070
                    8,100  Dollar Tree Stores, Inc.(1)                   326,066
                   26,400  Home Depot, Inc.                            1,100,616
                    5,200  Linens 'n Things, Inc.(1)                     159,640
                    9,800  Lowe's Companies, Inc.                        462,168
                   38,900  NBTY, Inc.(1)                                 632,709
                    9,300  O'Reilly Automotive, Inc.(1)                  298,995
                   40,500  Office Depot, Inc.(1)                         740,340
                   40,900  Officemax Inc.(1)                             289,572
                   20,900  PETCO Animal Supplies, Inc.(1)                533,682
                   39,100  PETsMART, Inc.(1)                             641,240
                   22,300  Pier 1 Imports, Inc.                          450,906
                    3,500  RadioShack Corp.                              119,840
                   14,600  Staples, Inc.(1)                              307,987
                    9,800  Zale Corp.(1)                                 420,224
                                                                    ------------
                                                                       9,444,275
                                                                    ------------
TELEPHONE -- 1.7%
                  146,800  AT&T Corp.                                  1,757,196
                   58,200  BellSouth Corp.                             1,936,896
                   11,700  CenturyTel Inc.                               362,700
                    3,700  Commonwealth Telephone
                              Enterprise Inc.(1)                         158,582
                  117,400  SBC Communications Inc.                     4,025,646
                   45,300  Sprint Corp.                                  745,185
                    8,180  Telefonos de Mexico, SA de CV,
                              Cl L ADR                                   284,664
                  129,459  Telekomunikacja Polska S.A.
                              ORD(1)                                     446,188
                   99,862  Verizon Communications                      4,294,066
                                                                    ------------
                                                                      14,011,123
                                                                    ------------
THRIFTS -- 0.2%
                    9,700  Astoria Financial Corp.                       338,433
                   40,800  Washington Mutual, Inc.                     1,585,896
                                                                    ------------
                                                                       1,924,329
                                                                    ------------
TOBACCO -- 0.4%
                   51,600  Philip Morris Companies Inc.                2,954,100
                   11,100  UST Inc.                                      425,463
                                                                    ------------
                                                                       3,379,563
                                                                    ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.5%
                  590,000  Cosco Pacific Limited ORD                     476,548
                       35  D/S 1912 ORD                                  236,759
                    1,400  FedEx Corp.(1)                                 75,530
                   31,615  Heartland Express, Inc.(1)                    647,001
                   11,900  J.B. Hunt Transport Services, Inc.(1)         325,168

Shares/Principal Amount                                                   Value
--------------------------------------------------------------------------------

                   17,000  United Parcel Service, Inc. Cl B         $  1,026,460
                  579,000  Wan Hai Lines Ltd. ORD(1)                     395,082
                   34,466  Werner Enterprises Inc.                       639,344
                                                                    ------------
                                                                       3,821,892
                                                                    ------------
WIRELESS TELECOMMUNICATIONS -- 0.7%
                   29,200  ALLTEL Corp.                                1,503,507
                   56,600  AT&T Wireless Services Inc.(1)                459,026
                   21,200  Golden Telecom Inc.(1)                        346,408
                  119,000  Hanaro Telecom Inc. ORD(1)                    480,287
                   28,600  Mobile Telesystems ADR                        916,630
                      198  NTT DoCoMo, Inc. ORD                          535,437
                  206,600  Rostelecom ORD                                260,316
                   14,000  SK Telecom Co. Ltd. ADR                       346,920
                    1,391  Swisscom AG ORD                               396,797
               11,900,000  Uralsvyazinform                               142,800
                                                                    ------------
                                                                       5,388,128
                                                                    ------------
TOTAL COMMON STOCKS & RIGHTS                                         490,060,781
                                                                    ------------
   (Cost $458,776,156)

CONVERTIBLE PREFERRED AND
PREFERRED STOCKS -- 0.1%

MEDIA -- 0.1%
                    4,000  CSC Holdings Inc., Series M,
                              Convertible Preferred, 11.125%,
                              4/1/08                                     361,000
                                                                    ------------
MINING & METALS(3)
                   71,000  Usinas Siderurgicas de Minas
                              Gerais SA Cl A ORD                         217,183
                                                                    ------------
TOTAL CONVERTIBLE PREFERRED AND
PREFERRED STOCKS                                                         578,183
                                                                    ------------
   (Cost $660,939)

CORPORATE BONDS -- 11.6%

APPAREL & TEXTILES -- 0.1%
             $    500,000  Supreme International Corp.,
                              12.25%, 4/1/06                             526,250
                                                                    ------------
BANKS -- 0.8%
                1,800,000  Bank of America Corp., 6.625%,
                              6/15/04                                  1,900,186
                1,900,000  Bank of America Corp., 5.25%,
                              2/1/07                                   1,927,132
                1,000,000  Citigroup Inc., 6.50%, 1/18/11              1,042,300
                1,200,000  First Union National Bank, 7.80%,
                              8/18/10                                  1,339,267
                                                                    ------------
                                                                       6,208,885
                                                                    ------------
CHEMICALS -- 0.1%
                  275,000  Associated Materials Inc., 9.75%,
                              4/15/12 (Acquired 4/18/02,
                              Cost $281,875)(4)                          286,000
                  275,000  Huntsman ICI Chemicals,
                              10.125%, 7/1/09                            257,469

See Notes to Financial Statements                www.americancentury.com      27

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Principal Amount                                                          Value
--------------------------------------------------------------------------------

             $    500,000  Huntsman ICI Chemicals, 13.17%,
                              12/31/09(5)                           $    125,000
                  375,000  United Industries Corp., Series B,
                              9.875%, 4/1/09                             384,375
                                                                    ------------
                                                                       1,052,844
                                                                    ------------
CLOTHING STORES(3)
                  325,000  SAKS Incorporated, 9.875%,
                              10/1/11                                    349,375
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.4%
                  500,000  Atrium Companies Inc., Series B,
                              10.50%, 5/1/09                             507,500
                  125,000  Beazer Homes USA, 8.375%,
                              4/15/12 (Acquired 4/11/02,
                              Cost $125,000)(4)                          130,313
                  225,000  Integrated Electric Services,
                              9.375%, 2/1/09                             219,375
                  350,000  KB Home, 9.50%, 2/15/11                       370,125
                  250,000  Nortek Inc., 9.25%, 3/15/07                   257,500
                  500,000  Omega Cabinets, 10.50%,
                              6/15/07                                    528,750
                  215,000  Schuler Homes, 10.50%,
                              7/15/11                                    234,888
                  275,000  Standard Pacific Corp., 9.25%,
                              4/15/12                                    286,688
                  500,000  WCI Communities Inc., 10.625%,
                              2/15/11                                    539,999
                                                                    ------------
                                                                       3,075,138
                                                                    ------------
DEFENSE/AEROSPACE -- 0.4%
                2,200,000  Boeing Capital Corp., VRN, 2.48%,
                              6/26/02, resets quarterly off
                              the 3-month LIBOR plus 0.45%
                              with no caps                             2,201,207
                1,200,000  TRW Inc., 8.75%, 5/15/06                    1,309,144
                                                                    ------------
                                                                       3,510,351
                                                                    ------------
DEPARTMENT STORES -- 0.3%
                1,600,000  Federated Department Stores,
                              8.50%, 6/1/10                            1,816,914
                  275,000  Roundy's Inc., 8.875%, 6/15/12
                              (Acquired 5/28/02, Cost
                              $279,469)(4)(6)                            280,500
                                                                    ------------
                                                                       2,097,414
                                                                    ------------
DIVERSIFIED -- 0.6%
                2,390,000  Lehman Brothers TRAINS, Series
                              10-2002, 6.83%, 1/15/12
                              (Acquired 5/23/02, Cost
                              $2,440,286)(4)                           2,459,812
                2,016,000  Morgan Stanley TRACERS(sm),
                              7.76%, 3/1/32 (Acquired
                              3/15/02, Cost $2,099,140)(4)             2,162,849
                                                                    ------------
                                                                       4,622,661
                                                                    ------------
ELECTRICAL UTILITIES -- 0.9%
                  375,000  Calpine Canada Energy Finance,
                              8.50%, 5/1/08                              307,901
                1,800,000  Calpine Corp., 8.25%, 8/15/05               1,583,021
                  700,000  Cilcorp, Inc., 8.70%, 10/15/09                736,143

Principal Amount                                                          Value
--------------------------------------------------------------------------------

             $  1,900,000  Constellation Energy Group Inc.,
                              7.00%, 4/1/12                         $  1,957,585
                2,100,000  Dominion Resources Inc., 6.00%,
                              1/31/03                                  2,136,362
                1,400,000  XCEL Energy Inc., 7.00%,
                              12/1/10                                  1,344,862
                                                                    ------------
                                                                       8,065,874
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 0.8%
                  500,000  BRL Universal Equipment,
                              8.875%, 2/15/08                            517,500
                1,500,000  Burlington Resources Finance Co.,
                               6.50%, 12/1/11                          1,531,464
                1,650,000  Devon Financing Corp. ULC,
                              6.875%, 9/30/11                          1,712,901
                1,450,000  Duke Energy Field Services LLC,
                              5.75%, 11/15/06                          1,433,538
                  250,000  Forest Oil Corp., 10.50%,
                              1/15/06                                    266,250
                  350,000  Magnum Hunter Re, 9.60%,
                              3/15/12 (Acquired 3/13/02,
                              Cost $358,938)(4)                          369,250
                  500,000  XTO Energy Inc., 8.75%, 11/1/09               527,500
                                                                    ------------
                                                                       6,358,403
                                                                    ------------
ENTERTAINMENT -- 0.4%
                2,000,000  AOL Time Warner Inc., 7.625%,
                              4/15/31                                  1,934,278
                  275,000  Mohegan Tribal Gaming, 8.75%,
                              1/1/09                                     287,719
                  325,000  Resort International Hotel/Casino,
                              11.50%, 3/15/09 (Acquired
                              3/15/02, Cost $317,480)(4)                 309,156
                  225,000  Royal Caribbean Cruises, 7.125%,
                              9/18/02                                    225,020
                  125,000  Six Flags Inc., 9.18%, 4/1/03(7)              123,906
                  225,000  Six Flags Inc., 8.875%, 2/1/10
                              (Acquired 1/31/02, Cost
                              $224,199)(4)                               228,375
                                                                    ------------
                                                                       3,108,454
                                                                    ------------
ENVIRONMENTAL SERVICES -- 0.3%
                  350,000  Allied Waste North America, Inc.,
                              Series B, 10.00%, 8/1/09                   355,250
                  500,000  Newpark Resources, 8.625%,
                              12/15/07                                   487,500
                1,000,000  Waste Management Inc., 7.00%,
                              10/15/06                                 1,028,599
                1,000,000  Waste Management Inc., 7.75%,
                              5/15/32 (Acquired 5/21/02,
                              Cost $995,420)(4)                        1,013,514
                                                                    ------------
                                                                       2,884,863
                                                                    ------------
FINANCIAL SERVICES -- 1.4%
                1,000,000  CIT Group Inc., 5.625%, 5/17/04               966,165
                1,400,000  Countrywide Home Loans Inc.,
                              5.25%, 6/15/04                           1,427,938
                1,450,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                  1,522,770
                2,100,000  Ford Motor Credit Co., 7.25%,
                              10/25/11                                 2,148,648

28      1-800-345-2021                         See Notes to Financial Statements

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Principal Amount                                                         Value
--------------------------------------------------------------------------------

             $  1,500,000  General Electric Capital Corp.,
                              Series A MTN, 6.00%,
                              6/15/12(6)                            $  1,488,735
                2,900,000  GMAC, 6.875%, 9/15/11                       2,944,642
                  850,000  Household Finance Corp., 6.75%,
                              5/15/11                                    848,889
                  850,000  Household Finance Corp., 7.00%,
                              5/15/12                                    862,523
                                                                    ------------
                                                                      12,210,310
                                                                    ------------
FOOD & BEVERAGE(3)
                  375,000  Fleming Companies Inc.,
                              10.625%, 7/31/07                           389,063
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.5%
                1,200,000  Abitibi-Consolidated Inc., 6.95%,
                              12/15/06                                 1,182,700
                  275,000  Ainsworth Lumber Co. Ltd.,
                              12.50%, 7/15/07                            299,063
                  275,000  Georgia-Pacific Corp., 9.50%,
                              12/1/11                                    285,913
                  750,000  Norske Skogindustrier AS,
                              7.625%, 10/15/11 (Acquired
                              1/25/02, Cost $762,938)(4)                 786,263
                  350,000  Tembec Industries Inc., 7.75%,
                              3/15/12 (Acquired 3/5/02,
                              Cost $350,000)(4)                          343,875
                1,050,000  Temple-Inland Inc., 7.875%,
                              5/1/12                                   1,104,942
                                                                    ------------
                                                                       4,002,756
                                                                    ------------
GAS & WATER UTILITIES -- 0.2%
                1,400,000  Consolidated Natural Gas
                              Company, 6.25%, 11/1/11                  1,385,537
                                                                    ------------
GROCERY STORES -- 0.2%
                1,700,000  Delhaize America Inc., 8.125%,
                              4/15/11                                  1,847,813
                                                                    ------------
HOME PRODUCTS -- 0.2%
                1,000,000  Dial Corp., 7.00%, 8/15/06                  1,032,798
                  135,000  Sealy Mattress Co., 8.63%,
                              12/15/02(7)                                137,363
                  135,000  Sealy Mattress Co., 9.875%,
                              12/15/07                                   140,231
                                                                    ------------
                                                                       1,310,392
                                                                    ------------
HOTELS -- 0.4%
                  500,000  Hollywood Casino Corp., 11.25%,
                              5/1/07                                     552,499
                  250,000  Hollywood Casino Shreveport
                              Corp., 13.00%, 8/1/06                      267,500
                  400,000  Isle of Capri Casinos, 8.75%,
                              4/15/09                                    413,000
                  325,000  Mandalay Resort Group, 9.375%,
                              2/15/10 (Acquired 2/13/02,
                              Cost $337,594)(4)                          350,188
                  475,000  Park Place Entertainment Corp.,
                              9.375%, 2/15/07                            501,125
                  395,000  Station Casinos Inc., 9.75%,
                              4/15/07                                    412,578

Principal Amount                                                          Value
--------------------------------------------------------------------------------

             $    275,000  Venetian Casino Resort LLC,
                              11.00%, 6/15/10 (Acquired
                              5/22/02, Cost $275,000)(4)(6)         $    286,688
                  350,000  Venetian Casino/Las Vegas
                              Sands, 12.25%, 11/15/04                    373,275
                                                                    ------------
                                                                       3,156,853
                                                                    ------------
INDUSTRIAL PARTS -- 0.3%
                1,300,000  Tyco International Group SA,
                              4.95%, 8/1/03                            1,228,240
                1,800,000  Tyco International Group SA,
                              6.125%, 1/15/09                          1,576,764
                                                                    ------------
                                                                       2,805,004
                                                                    ------------
INDUSTRIAL SERVICES -- 0.1%
                  500,000  Graham Packaging Co., Series B,
                              12.51%, 1/15/03(7)                         497,500
                  275,000  United Rentals, Inc., Series B,
                              9.50%, 6/1/08                              284,625
                                                                    ------------
                                                                         782,125
                                                                    ------------
INFORMATION SERVICES -- 0.1%
                  500,000  Pacifica Papers Inc., 10.00%,
                              3/15/09                                    531,250
                                                                    ------------
LEISURE -- 0.1%
                  250,000  Alliance Gaming Corp., 10.00%,
                              8/1/07                                     263,750
                  500,000  Imax Corp., 7.875%, 12/1/05                   403,125
                                                                    ------------
                                                                         666,875
                                                                    ------------
MEDIA -- 0.8%
                  125,000  Adelphia Communications,
                              10.50%, 7/15/04                             93,125
                  275,000  Adelphia Communications,
                              9.875%, 3/1/07                             200,750
                  550,000  Charter Communications Holdings
                              Capital Corp., 10.75%, 10/1/09             511,500
                2,000,000  Comcast Cable Communications,
                              8.375%, 5/1/07                           2,143,514
                1,400,000  Continental Cablevision, 8.30%,
                              5/15/06                                  1,464,565
                1,900,000  COX Communications Inc., 6.75%,
                              3/15/11                                  1,812,471
                  350,000  Echostar DBS Corp., 9.375%,
                              2/1/09                                     357,000
                  500,000  Fox Family Worldwide Inc., 9.25%,
                              11/1/07                                    533,750
                                                                    ------------
                                                                       7,116,675
                                                                    ------------
MEDICAL PRODUCTS & SUPPLIES -- 0.1%
                1,000,000  Beckman Coulter Inc., 7.45%,
                              3/4/08                                   1,069,298
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 0.1%
                  250,000  Express Scripts Inc., 9.625%,
                              6/15/09                                    273,125
                  250,000  HealthSouth Corp., 10.75%,
                              10/1/08                                    278,438
                                                                    ------------
                                                                         551,563
                                                                    ------------

See Notes to Financial Statements                www.americancentury.com      29

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Principal Amount                                                          Value
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.1%
             $    500,000  Autonation, Inc., 9.00%, 8/1/08          $    527,500
                                                                    ------------
MULTI-INDUSTRY -- 0.1%
                  425,000  Key Components, Inc., 10.50%,
                              6/1/08                                     422,875
                                                                    ------------
OIL SERVICES(3)
                  375,000  Pride International Inc., 9.375%,
                              5/1/07                                     392,813
                                                                    ------------
PUBLISHING -- 0.1%
                  275,000  Cadmus Communications Corp.,
                              9.75%, 6/1/09                              287,375
                  275,000  Mail-Well I Corp., 9.625%,
                              3/15/12 (Acquired 3/8/02,
                              Cost $278,105)(4)                          279,125
                                                                    ------------
                                                                         566,500
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.2%
                1,200,000  EOP Operating LP, 6.75%,
                              2/15/08                                  1,227,355
                  250,000  Meritage Corporation, 9.75%,
                              6/1/11                                     264,688
                                                                    ------------
                                                                       1,492,043
                                                                    ------------
RESTAURANTS -- 0.2%
                1,000,000  Tricon Global Restaurants, Inc.,
                              8.875%, 4/15/11                          1,067,500
                  275,000  Yum! Brands Inc., 7.65%,
                              5/15/08                                    280,500
                                                                    ------------
                                                                       1,348,000
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 0.6%
                2,000,000  Merrill Lynch & Co. Inc., 5.35%,
                              6/15/04                                  2,046,376
                1,000,000  Morgan Stanley Dean Witter & Co.,
                              6.375%, 8/1/02                           1,006,729
                1,200,000  Morgan Stanley Dean Witter & Co.,
                              5.80%, 4/1/07                            1,225,717
                  425,000  Ocwen Federal Bank FSB,
                              12.00%, 6/15/05                            425,000
                                                                    ------------
                                                                       4,703,822
                                                                    ------------
SEMICONDUCTOR(3)
                  125,000  Amkor Technology Inc., 9.25%,
                              5/1/06                                     125,156
                                                                    ------------
SPECIALTY STORES -- 0.2%
                  500,000  Sonic Automotive Inc., Series D,
                              11.00%, 8/1/08                             535,000
                1,200,000  Toys R Us Inc., 7.625%, 8/1/11              1,158,836
                  275,000  United Auto Group Inc., 9.625%,
                              3/15/12 (Acquired 3/14/02,
                              Cost $282,906)(4)                          291,500
                                                                    ------------
                                                                       1,985,336
                                                                    ------------
TELEPHONE -- 0.4%
                  200,000  AT&T Corp., 7.30%, 11/15/11
                              (Acquired 1/18/02, Cost
                              $207,774)(4)                               183,677

Principal Amount                                                          Value
--------------------------------------------------------------------------------

             $    600,000  AT&T Corp., 8.00%, 11/15/31
                              (Acquired 11/15/01, Cost
                              $593,556)(4)                          $    512,268
                1,500,000  Verizon Pennsylvania Inc., Series A,
                              5.65%, 11/15/11                          1,427,942
                1,400,000  WorldCom, Inc. - WorldCom Group,
                              7.375%, 1/15/06 (Acquired
                              5/29/01, Cost $1,414,714)(4)               791,000
                  400,000  WorldCom, Inc. - WorldCom Group,
                              7.50%, 5/15/11                             198,000
                                                                    ------------
                                                                       3,112,887
                                                                    ------------
THRIFTS -- 0.1%
                  750,000  Bay View Capital Corp., 9.125%,
                              8/15/07                                    738,750
                                                                    ------------
TRUCKING, SHIPPING & AIR FREIGHT(3)
                  275,000  Trico Marine Services, 8.875%,
                              5/15/12 (Acquired 5/29/02,
                              Cost $277,406)(4)                          278,438
                                                                    ------------
WIRELESS TELECOMMUNICATIONS(3)
                  250,000  Nextel Partners Inc., 11.00%,
                              3/15/10                                    154,375
                                                                    ------------
TOTAL CORPORATE BONDS                                                 95,534,521
                                                                    ------------
   (Cost $94,914,392)

MORTGAGE-BACKED SECURITIES(8) -- 10.0%
                  103,824  FHLMC, 6.50%, 12/1/12                         108,218
                  446,728  FHLMC, 7.00%, 6/1/14                          469,159
                3,129,765  FHLMC, 6.50%, 6/1/16                        3,239,388
                1,799,062  FHLMC, 6.50%, 6/1/16                        1,862,076
                  104,042  FHLMC, 8.00%, 6/1/26                          111,559
                   19,333  FHLMC, 8.00%, 6/1/26                           20,730
                   28,676  FHLMC, 8.00%, 6/1/26                           30,748
                   51,075  FHLMC, 8.00%, 7/1/26                           54,766
                  272,915  FHLMC, 7.00%, 8/1/29                          282,233
                1,009,886  FHLMC, 7.50%, 8/1/29                        1,057,219
                1,212,653  FHLMC, 8.00%, 7/1/30                        1,287,583
                3,969,131  FHLMC, 6.50%, 6/1/31                        4,039,420
                  402,065  FNMA, 6.50%, 3/1/12                           418,218
                  107,536  FNMA, 6.50%, 4/1/12                           111,857
                   16,230  FNMA, 6.50%, 4/1/12                            16,882
                  376,000  FNMA, 6.50%, 4/1/12                           391,106
                   69,475  FNMA, 6.50%, 4/1/12                            72,266
                  493,797  FNMA, 6.00%, 12/1/13                          506,953
                1,451,699  FNMA, 6.00%, 4/1/14                         1,490,377
                  994,132  FNMA, 7.50%, 6/1/15                         1,052,137
                1,943,491  FNMA, 5.50%, 12/1/16                        1,939,954
                   79,783  FNMA, 7.00%, 5/1/26                            82,862
                  133,215  FNMA, 7.00%, 6/1/26                           138,356
                  171,388  FNMA, 7.50%, 3/1/27                           180,505
                  543,009  FNMA, 6.50%, 1/1/28                           554,857
                  609,440  FNMA, 6.50%, 4/1/29                           621,413
                2,903,458  FNMA, 6.00%, 5/1/29                         2,892,570
                  836,267  FNMA, 6.50%, 6/1/29                           852,696
                  821,603  FNMA, 6.50%, 6/1/29                           837,744

30      1-800-345-2021                         See Notes to Financial Statements

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Principal Amount                                                          Value
--------------------------------------------------------------------------------

             $    304,938  FNMA, 7.00%, 7/1/29                      $    315,643
                  423,253  FNMA, 7.00%, 7/1/29                           437,727
                1,571,645  FNMA, 6.50%, 8/1/29                         1,602,521
                1,659,627  FNMA, 7.00%, 3/1/30                         1,716,381
                  739,337  FNMA, 8.00%, 7/1/30                           785,042
                1,224,900  FNMA, 7.50%, 9/1/30                         1,281,996
                5,523,316  FNMA, 6.00%, 4/1/31                         5,485,327
                4,879,443  FNMA, 6.00%, 7/1/31                         4,854,992
                3,844,228  FNMA, 6.00%, 8/1/31                         3,817,787
                6,869,669  FNMA, 6.50%, 9/1/31                         6,986,949
                5,346,602  FNMA, 7.00%, 9/1/31                         5,527,969
                5,875,145  FNMA, 6.00%, 1/1/32                         5,834,736
                2,465,743  FNMA, 6.50%, 1/1/32                         2,507,263
                   30,514  GNMA, 9.50%, 2/20/25                           33,857
                   27,504  GNMA, 8.75%, 3/15/25                           29,875
                   37,682  GNMA, 9.00%, 4/20/25                           40,974
                  101,647  GNMA, 7.50%, 10/25/25                         107,680
                   85,009  GNMA, 7.50%, 11/15/25                          90,054
                   18,258  GNMA, 6.00%, 4/15/26                           18,288
                   21,831  GNMA, 6.00%, 4/15/26                           21,868
                  102,285  GNMA, 7.50%, 6/15/26                          108,248
                  251,463  GNMA, 7.50%, 11/15/27                         265,941
                  596,857  GNMA, 7.00%, 12/15/27                         620,121
                  558,875  GNMA, 7.50%, 12/15/27                         591,051
                  251,667  GNMA, 6.50%, 1/15/28                          257,022
                  458,872  GNMA, 6.50%, 3/15/28                          468,637
                  293,727  GNMA, 6.00%, 5/15/28                          293,586
                  368,419  GNMA, 6.00%, 5/15/28                          368,242
                   46,431  GNMA, 6.50%, 5/15/28                           47,419
                  193,006  GNMA, 6.50%, 5/15/28                          197,113
                   32,892  GNMA, 6.50%, 5/15/28                           33,592
                  363,885  GNMA, 6.00%, 7/15/28                          363,710
                  361,324  GNMA, 6.00%, 8/15/28                          361,150
               10,000,000  GNMA, 6.50%, settlement date
                              6/20/02(9)                              10,159,381
                2,583,158  GNMA, 7.00%, 5/15/31                        2,679,512
                                                                    ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      83,035,506
                                                                    ------------
   (Cost $80,741,703)

COMMERCIAL PAPER(10) -- 5.9%
                1,900,000  Amstel Funding Corp., 1.84%,
                              7/9/02 (Acquired 1/8/02,
                              Cost $1,882,520)(4)                      1,896,365
                  750,000  Amstel Funding Corp., 1.92%,
                              7/11/02 (Acquired 4/9/02,
                              Cost $746,280)(4)                          748,490
                2,300,000  CDC Commercial Paper Corp.,
                              1.91%, 6/26/02 (Acquired
                              3/13/02, Cost $2,287,187)(4)             2,297,072
                1,800,000  Chevron Transport Corp., 1.90%,
                              6/21/02 (Acquired 3/18/02,
                              Cost $1,790,975)(4)                      1,798,146
                  700,000  Chevron Transport Corp., 1.81%,
                              8/21/02 (Acquired 5/20/02,
                              Cost $696,727)(4)                          697,141

Principal Amount                                                          Value
--------------------------------------------------------------------------------

             $  1,400,000  Chevron UK Investment PLC,
                              1.87%, 6/4/02 (Acquired
                              3/8/02, Cost $1,393,600)(4)           $  1,399,724
                2,600,000  Commerzbank U.S. Finance,
                              1.85%, 7/8/02 (Acquired
                              4/24/02, Cost $2,589,979)(4)             2,595,156
                2,600,000  Corporate Receivables Corp.,
                              1.82%, 6/19/02 (Acquired
                              4/9/02, Cost $2,590,667)(4)              2,597,574
                2,600,000  Credit Suisse First Boston Inc.,
                              1.86%, 7/11/02 (Acquired
                              4/11/02, Cost $2,587,776)(4)             2,594,766
                2,200,000  Crown Point Capital Co., 1.79%,
                              8/8/02 (Acquired 5/7/02,
                              Cost $2,189,827)(4)                      2,192,472
                2,300,000  Dakota Certificates (Citibank),
                              1.86%, 6/7/02 (Acquired
                              4/3/02, Cost $2,292,276)(4)              2,299,209
                2,600,000  Danske Corporation, 1.80%,
                              7/12/02 (Acquired 4/29/02,
                              Cost $2,590,380)(4)                      2,594,639
                1,900,000  Diageo plc, 2.05%, 11/14/02
                              (Acquired 2/19/02, Cost
                              $1,871,004)(4)                           1,883,183
                1,200,000  Emerald Notes, 1.95%, 6/25/02
                              (Acquired 4/4/02, Cost
                              $1,194,670)(4)                           1,198,530
                1,400,000  Emerald Notes, 1.83%, 8/29/02
                              (Acquired 5/28/02, Cost
                              $1,393,382)(4)                           1,393,704
                1,900,000  Falcon Asset Securitization Corp.,
                              1.83%, 6/11/02 (Acquired
                              3/4/02, Cost $1,890,438)(4)              1,898,972
                1,900,000  Fortis Funding LLC, 1.65%,
                              7/11/02 (Acquired 1/14/02,
                              Cost $1,884,499)(4)                      1,896,175
                2,600,000  General Electric Capital Corp.,
                              2.02%, 8/14/02 (Acquired
                              4/4/02, Cost $2,580,743)(4)              2,590,310
                2,600,000  Halogen Capital Co. LLC, 1.88%,
                              7/12/02 (Acquired 4/12/02,
                              Cost $2,587,644)(4)                      2,594,639
                1,900,000  Lexington Parker Capital, 1.85%,
                              6/4/02 (Acquired 2/5/02,
                              Cost $1,888,381)(4)                      1,899,626
                2,600,000  Paradigm Funding LLC, VRN,
                              1.81%, 6/3/02, resets monthly
                              off the 1-month LIBOR minus
                              0.03% with no caps (Acquired
                              5/29/02, Cost $2,600,000)(4)(11)         2,600,000
                2,700,000  Rio Tinto America Inc., 1.80%,
                              6/24/02 (Acquired 3/6/02-
                              5/1/02, Cost $2,689,834)(4)              2,696,825
                1,900,000  Tannehill Capital Co. LLC, 1.94%,
                              6/12/02 (Acquired 3/12/02,
                              Cost $1,890,580)(4)                      1,898,879
                2,600,000  WCP Funding Inc., 1.84%,
                              6/3/02 (Acquired 5/29/02,
                              Cost $2,599,336)(4)                      2,599,615
                                                                    ------------
TOTAL COMMERCIAL PAPER                                                48,861,212
                                                                    ------------
   (Cost $48,859,069)

See Notes to Financial Statements                www.americancentury.com      31

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Principal Amount                                                          Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 4.0%
              $10,650,000  STRIPS -- PRINCIPAL, 5.81%,
                              8/15/26(5)                            $  2,517,255
                5,200,000  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                  5,602,287
                7,800,000  U.S. Treasury Notes, 6.25%,
                              7/31/02                                  7,859,725
                7,000,000  U.S. Treasury Notes, 3.875%,
                              6/30/03                                  7,113,757
                4,600,000  U.S. Treasury Notes, 3.875%,
                              7/31/03                                  4,676,190
                5,800,000  U.S. Treasury Notes, 3.50%,
                              11/15/06                                 5,630,762
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES                                        33,399,976
                                                                    ------------
   (Cost $33,227,032)

COLLATERALIZED MORTGAGE OBLIGATIONS(8) -- 2.3%
                2,413,715  Chase Mortgage Finance
                              Corporation, Series 2001 S3,
                              Class A1 SEQ, 6.50%,
                              7/25/16                                  2,480,418
               23,423,259  Commercial Mortgage Acceptance
                              Corporation STRIPS -
                              INTEREST, Series 1998 C2,
                              Class X, 1.22%, 6/1/02(12)(13)           1,229,979
               31,676,648  DLJ Commercial Mortgage Corp.
                              STRIPS - INTEREST, Series
                              2000 CKP1, Class S, 1.34%,
                              6/1/02 (Acquired 4/19/02,
                              Cost $2,024,412)(4)(12)(13)              2,050,493
                1,604,631  First Union National Bank
                              Commercial Mortgage, Series
                              2001 C3, Class A1 SEQ,
                              5.20%, 8/15/23                           1,640,998
                2,250,000  First Union National Bank
                              Commercial Mortgage, Series
                              2002 C1, Class A2 SEQ,
                              6.14%, 2/12/34                           2,288,396
                  475,594  FNMA REMIC, Series 1997-58,
                              Class PB, 6.50%, 6/18/24                   488,063
               22,765,420  GMAC Commercial Mortgage
                              Securities Inc. STRIPS -
                              INTEREST, Series 1999 C1,
                              Class X, 0.86%, 6/1/02(12)(13)             812,179
                1,400,000  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                  1,450,431
                1,700,000  J.P. Morgan Chase Commercial
                              Mortgage Securities Corp.,
                              Series 2002 FL1A, Class A2,
                              VRN, 2.30%, 6/14/02, resets
                              monthly off the 1-month LIBOR
                              plus 0.44% with no caps
                              (Acquired 4/3/02, Cost
                              $1,700,000)(4)                           1,704,332
                  411,501  Morgan Stanley Capital I, Series
                              1998 WF1, Class A1 SEQ,
                              6.25%, 7/15/07                             428,349

Principal Amount                                                          Value
--------------------------------------------------------------------------------

             $    300,993  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                              $    312,100
                2,100,000  Nationslink Funding Corp., Series
                              1999-1, Class A2 SEQ, 6.32%,
                              1/20/31                                  2,194,853
                2,000,000  Washington Mutual, Series 2002
                              AR3, Class A3, 4.71%,
                              4/26/32                                  2,022,084
                                                                    ------------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS                                                           19,102,675
                                                                    ------------
   (Cost $18,714,254)

ASSET-BACKED SECURITIES(8) -- 1.9%
                  900,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                                    934,983
                1,500,000  Countrywide Asset-Backed
                              Certificates, Series 2001-1,
                              Class AF3, 6.10%, 8/25/26                1,538,972
                2,600,000  CPL Transition Funding LLC,
                              Series 2002-1, Class A4 SEQ,
                              5.96%, 7/15/15                           2,633,036
                  862,558  Delta Air Lines Inc., Series
                              2000-1, Class A1, 7.38%,
                              5/18/10                                    903,016
                2,800,000  Ford Credit Auto Owner Trust,
                              4.79%, 11/15/06                          2,813,834
                  143,336  Money Store (The) Home Equity
                              Trust, Series 1997 C, Class AF6
                              SEQ, 6.67%, 2/15/25                        145,503
                  868,989  Onyx Automobile Receivables,
                              Series 2002 A, 13.61%,
                              10/20/08                                   865,513
                1,550,000  PSE&G Transition Funding LLC,
                              Series 2001-1, Class A5 SEQ,
                              6.45%, 3/15/13                           1,643,696
                1,800,000  Reliant Energy Transition Bond Co.
                              LLC, Series 2001-1, Class A4
                              SEQ, 5.63%, 9/15/15                      1,778,652
                2,000,000  Residential Funding Mortgage
                              Securities II, Series 2001 HS2,
                              Class A3, 5.77%, 4/25/16                 2,048,556
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES                                         15,305,761
                                                                    ------------
   (Cost $15,034,335)

U.S. GOVERNMENT AGENCY SECURITIES -- 1.4%
                1,900,000  FHLB, 5.96%, 12/12/02                       1,939,554
                7,600,000  FHLMC, 5.25%, 2/15/04                       7,863,401
                1,800,000  FHLMC, 5.50%, 7/15/06                       1,872,079
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                            11,675,034
                                                                    ------------
   (Cost $11,419,242)

32      1-800-345-2021                         See Notes to Financial Statements

Strategic Moderate--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Principal Amount                                                          Value
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 0.3%
             $  2,600,000  Deutsche Bank AG, 2.10%,
                              12/16/02                              $  2,601,206
                                                                    ------------
   (Cost $2,600,000)

TEMPORARY CASH INVESTMENTS -- SEGREGATED
FOR FUTURES* -- 0.7%
   Repurchase Agreement, Morgan Stanley Group,
    (U.S. Treasury obligations), in a joint trading
    account at 1.73%, dated 5/31/02, due
    6/3/02 (Delivery value $5,853,394)                                 5,852,550
                                                                    ------------
   (Cost $5,852,550)

TEMPORARY CASH INVESTMENTS -- 2.5%
   Repurchase Agreement, Bank of America N.A.,
    (U.S. Treasury obligations), in a joint trading
    account at 1.70%, dated 5/31/02, due
    6/3/02 (Delivery value $17,102,422)(14)                           17,100,000
   Repurchase Agreement, Morgan Stanley Group,
    (U.S. Treasury obligations), in a joint trading
    account at 1.73%, dated 5/31/02, due
    6/3/02 (Delivery value $3,147,904)                              $  3,147,450
                                                                    ------------
TOTAL TEMPORARY CASH INVESTMENTS                                      20,247,450
                                                                    ------------
   (Cost $20,247,450)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $826,254,855
                                                                    ============
   (Cost $791,047,122)

EQUITY FUTURES CONTRACTS*
                                           Underlying
                      Expiration           Face Amount            Unrealized
    Purchased            Date               at Value                 Loss
--------------------------------------------------------------------------------
   22 S&P 500            June
    Futures              2002              $5,852,550             $(547,528)
                                         =======================================

* EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

ORD = Foreign Ordinary Share

REMIC = Real Estate Mortgage Investment Conduit

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TRACERS(sm) = Traded Custody Receipts(sm)

TRAINS = Targeted Return Index Securities Trust

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May
31, 2002.

(1)  Non-income producing.

(2)  Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(3)  Category is less than 0.05% of total investment securities.

(4)  Security was purchased under Rule 144A or Section 4(2) of the Securities
     Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2002 was $63,958,828 which represented 7.8% of net assets.

(5)  Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(6)  When-issued security.

(7)  Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(8)  Final maturity indicated, unless otherwise noted. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(9)  Forward commitment.

(10) Rates indicated are the yield to maturity at purchase, unless otherwise noted.

(11) Interest bearing commercial paper. Rate shown is effective May 31, 2002.

(12) Variable rate security. Interest reset date is indicated. Rate shown is effective May 31, 2002.

(13) Security is an interest-only STRIP.

(14) Security, or a portion thereof, has been segregated for when-issued securities and forward commitments.

See Notes to Financial Statements                www.americancentury.com      33

Strategic Aggressive--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2002

                                 STRATEGIC      S&P 500     LEHMAN      90-DAY
                                 AGGRESSIVE                AGGREGATE    T-BILL
                                                           BOND INDEX    INDEX
================================================================================
INVESTOR CLASS (INCEPTION 2/15/96)
   6 MONTHS(1) ...................  0.26%       -5.69%       2.25%      0.85%
   1 YEAR ........................ -6.64%      -13.87%       8.10%      2.28%
AVERAGE ANNUAL RETURNS
-----------------------------
   3 YEARS .......................  4.42%       -5.23%       7.68%      4.32%
   5 YEARS .......................  8.02%        6.13%       7.64%      4.55%
   LIFE OF FUND ..................  8.81%       10.16%(2)    7.18%(2)   4.67%(2)
================================================================================
ADVISOR CLASS (INCEPTION 10/2/96)
   6 MONTHS(1) ...................  0.18%       -5.69%       2.25%      0.85%
   1 YEAR ........................ -6.87%      -13.87%       8.10%      2.28%
AVERAGE ANNUAL RETURNS
-----------------------------
   3 YEARS .......................  4.17%       -5.23%       7.68%      4.32%
   5 YEARS .......................  7.72%        6.13%       7.64%      4.55%
   LIFE OF CLASS .................  8.19%        9.63%(3)    7.63%(3)   4.62%(3)
================================================================================
INSTITUTIONAL CLASS (INCEPTION 8/1/00)
   6 MONTHS(1) ...................  0.47%       -5.69%       2.25%      0.85%
   1 YEAR ........................ -6.44%      -13.87%       8.10%      2.28%
AVERAGE ANNUAL RETURNS
-----------------------------
   LIFE OF CLASS ................. -7.52%      -13.67%(4)    9.81%(4)   3.65%(4)
================================================================================
C CLASS (INCEPTION 11/27/01)
   6 MONTHS(1) ................... -1.20%(5)    -5.69%       2.25%      0.85%
AVERAGE ANNUAL RETURNS
-----------------------------
   LIFE OF CLASS(1) .............. -1.50%(5)    -5.69%(6)    2.25%(6)   0.85%(6)

(1) Returns for periods less than one year are not annualized.

(2) Since 2/29/96, the date nearest the class's inception for which data are available.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

(4) Since 7/31/00, the date nearest the class's inception for which data are available.

(5) Returns reflect deduction of the 1.00% maximum contingent deferred sales charge imposed on shares redeemed within the first year after purchase.
    Returns would have been -0.21% for six months and -0.52% for life of class if shares were not redeemed during the period.

(6) Since 11/30/01, the date nearest the class's inception for which data are available.

See pages 70-72 for information about share classes, returns, and the comparative indices.

GROWTH OF $10,000 OVER LIFE OF FUND

The graph above shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and 90-Day Treasury Bill (T-Bill) indices are provided for comparison in each graph. Strategic Aggressive's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table at left). The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

* Fund data from 2/15/96, the class's inception date. Index data from 2/29/96, the date nearest the class's inception for which data are available. Not annualized.

34      1-800-345-2021

Strategic Aggressive--Performance Review
--------------------------------------------------------------------------------

By Jeff Tyler and Brian Howell, portfolio managers

PERFORMANCE SUMMARY

     Strategic Allocation: Aggressive returned 0.26% in the six months ended May
31, 2002, outperforming its performance benchmark (58% Russell 3000, 20% Lehman
Aggregate Bond, 20% EAFE, 6% 90-Day Treasury Bill), which returned -1.23%.* The fund continued to generate solid risk-adjusted returns, but Strategic
Aggressive's advance was muted because stocks make up nearly 80% of the portfolio.

OVERALL INVESTMENT STRATEGIES

     Our disciplined approach to rebalancing is the cornerstone of our investment process, as it helps us avoid making the worst trades--buying high and selling low. The rebalancing side  of our investment process keeps the portfolio relatively close to its targeted mix of stocks, bonds, and cash--mixes that we think optimize risk and return over time. Rebalancing the portfolio meant we sold some of our winners (bonds) and bought our decliners (stocks) to readjust the portfolio for the market's activity. Buying stocks near three-year lows and selling bonds after a strong rally was the type of fundamentally sound, long-term trade that is inherent to the rebalancing process.

     As a part of the rebalancing process, we try to find market imbalances that we can exploit. That was challenging because many imbalances appear to have corrected considerably. Small-cap stock performance weakened along with the group's valuation appeal; value stocks are a more expensive lot; and
high-quality bonds had a nice run.

     We did make some slight changes  in the middle of the period to account for our quantitative and economic analysis--we reduced our reinvestment into growth stocks and increased our investment in emerging markets and cash. Those allocation decisions worked out well for the fund.

DOMESTIC STOCK INVESTMENT STRATEGIES

     Our positioning in the domestic stock portion of the portfolio was relatively conservative. That helped the fund hold its value as the stock market continued to decline. Overall, the domestic stock portfolio maintained its broad diversification across all sectors of the stock market. We attempted to limit the portfolio's exposure to some of the most expensive companies, particularly in the technology sector.

     As usual, the fund's stock holdings were mainly large companies, but we also held quite a few medium-sized companies. Our growth teams found accelerating earnings among several medium-sized companies, while our value team also found opportunities in midcaps. Several of our domestic stock allocations outperformed their respective market indices--security selection was particularly strong in the portions of the portfolio that invest in medium-sized growth stocks and large-cap value shares.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"THE FUNDS CONTINUED TO GENERATE SOLID RISK-ADJUSTED RETURNS, BUT STRATEGIC
AGGRESSIVE'S ADVANCE WAS MUTED BECAUSE STOCKS  MAKE UP NEARLY 80% OF THE
PORTFOLIO."

ASSET ALLOCATION
% OF FUND INVESTMENTS
                                             AS OF MAY 31, 2002
U.S. STOCKS & EQUITY FUTURES                        53.9%
FOREIGN STOCKS                                      21.7%
U.S. BONDS                                          20.3%
MONEY MARKET SECURITIES                              4.1%

See page 71 for the fund's neutral asset mix.

FUND'S U.S. BONDS
                                             AS OF MAY 31, 2002
WEIGHTED AVERAGE MATURITY                          4.9 YRS
AVERAGE DURATION                                   4.3 YRS

% OF FUND'S U.S. BONDS

CORPORATE SECURITIES                                48.0%
MORTGAGE-BACKED SECURITIES                          26.9%
U.S. TREASURY SECURITIES                             9.7%
ASSET-BACKED SECURITIES                              8.3%
COLLATERALIZED MORTGAGE OBLIGATIONS                  5.8%
U.S. GOVT. AGENCY SECURITIES                         1.2%
OTHER                                                0.1%

Investment terms are defined in the Glossary on pages 72-73.

                                                 www.americancentury.com      35

Strategic Aggressive--Performance Review
--------------------------------------------------------------------------------
                                                                    (Continued)

INTERNATIONAL INVESTMENT STRATEGIES

     Although we didn't find any compelling reason to invest more money than usual in international equities, they held up better than U.S. equities.
Japanese markets rallied early in 2002, but the run up was short-lived, as Japan still needs to implement real structural reforms. We think Japan's economy may get some help as the global economy improves, but an export-led recovery won't address Japan's real problems--its deflationary spiral and bankrupt banking system. Our international team limited its exposure to Japanese stocks, as their stock picking process found more attractive opportunities in Europe. We did slightly favor emerging markets, which worked relatively well, as our emerging markets team found some big gainers in the stock markets of developing countries like Russia.

BOND INVESTMENT STRATEGIES

     In Strategic Allocation: Aggressive's bond portfolio, we try to maintain broad exposure to the taxable, investment-grade bond sectors represented in the
Lehman Brothers Aggregate Bond Index--particularly mortgage-backed securities
(MBS), corporates, and Treasurys. We try to overweight the sectors that appear to have the most attractive values and yields.

     We were slightly underweight Treasurys and overweight the higher-yielding corporate and MBS sectors because we think they represent the best long-term values for shareholders. It was a treacherous period for corporate bonds, and our performance was mixed. We avoided several land mines, but some positions in the troubled energy distribution and telecommunications industries detracted from performance.

     In the high-yield sector of the market, we maintained a more defensive posture by overweighting the top-tier high-yield bonds and minimizing exposure to riskier, bottom-tier credits in the telecom sector. That positioning added value, as credit quality remained dicey.

OUTLOOK

     As is often the case in this stage of  an economic recovery, investors are fixated on corporate profits, and thus the equity market. Bond and currency markets, insurance companies and pension funds, economists, and some say Alan
Greenspan, are all anxious for earnings and stocks to rebound. But the stock market is struggling to overcome two years of losses, accounting misdeeds, brokerage scandals, credit risk, and unstable international events.

     Until we see real growth in earnings, we think stocks are biased to move down at worst and sideways at best, with other financial assets pricing relative to stocks. We will continue to maintain a slight underweight in growth stocks, as the risk that earnings won't rebound as expected seems relatively high. With
U.S. bond yields so low, we are keeping a neutral weighting in domestic bonds rather than chasing  the rally. We did find one compelling investment trend--the long-overvalued dollar began to crack during the latter part of the period. We think we could be in the early innings of the dollar's decline, so high-quality international bonds might present a good opportunity to hedge against weakness in the greenback.

[left margin]

FUND'S U.S. STOCKS
                              AS OF MAY 31, 2002
DIVIDEND YIELD                        1.3%
PRICE/EARNINGS RATIO                  29.4

TOP 5 U.S. STOCKS
                             % OF FUND'S    % OF
                             U.S. STOCKS    FUND
EXXON MOBIL CORP.               2.3%        1.2%
CITIGROUP INC.                  2.1%        1.1%
JOHNSON & JOHNSON               1.4%        0.8%
MICROSOFT CORP.                 1.4%        0.7%
BANK OF AMERICA CORP.           1.4%        0.7%

FUND'S FOREIGN STOCKS
                              AS OF MAY 31, 2002
DIVIDEND YIELD                        2.2%

TOP 5 FOREIGN STOCKS
                             % OF FUND'S    % OF
                               FOREIGN      FUND
                               STOCKS
ROYAL DUTCH PETROLEUM
   CO. NEW YORK SHARES          1.7%        0.4%
NOVARTIS AG                     1.7%        0.4%
SAMSUNG ELECTRONICS             1.6%        0.3%
NESTLE S.A.                     1.5%        0.3%
ROYAL BANK OF SCOTLAND
   GROUP PLC                    1.5%        0.3%

% OF FUND'S FOREIGN STOCKS

EUROPE                               46.9%
ASIA/PACIFIC                         37.8%
AMERICAS (EXCLUDING U.S.)            11.7%
AFRICA                                3.6%

36      1-800-345-2021

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 74.9%

AIRLINES -- 0.2%
                   11,096  Continental Airlines Inc.(1)             $    247,108
                    1,601  Ryanair Holdings plc ADR(1)                    48,975
                   41,100  Singapore Airlines Limited ORD                291,774
                    4,900  Southwest Airlines Co.                         83,447
                                                                    ------------
                                                                         671,304
                                                                    ------------
ALCOHOL -- 0.4%
                   12,300  Anheuser-Busch Companies, Inc.                634,803
                   24,814  Heineken NV ORD                             1,063,889
                                                                    ------------
                                                                       1,698,692
                                                                    ------------
APPAREL & TEXTILES -- 0.4%
                    4,400  Gucci Group NV New York Shares                435,820
                    7,400  Jones Apparel Group, Inc.(1)                  294,964
                    6,900  Liz Claiborne, Inc.                           211,347
                   12,800  VF Corp.                                      544,000
                                                                    ------------
                                                                       1,486,131
                                                                    ------------
BANKS -- 6.5%
                    6,900  ABN Amro Holding NV ORD                       133,003
                   29,405  Allied Irish Banks plc ORD                    404,079
                      640  Associated Banc-Corp                           24,240
                    4,600  Banco Popular Espanol SA ORD                  201,208
                    1,700  Banco Santander Chile ADR                      24,140
                   38,800  Bank of America Corp.                       2,941,427
                   51,400  Bank of Ireland ORD                           651,261
                   12,600  Bank One Corp.                                511,938
                   26,493  Bank Zachodni WBK S.A. ORD                    474,679
                   22,464  BNP Paribas SA ORD                          1,260,947
                   18,300  Charter One Financial Inc.                    662,460
                  104,032  Citigroup Inc.                              4,491,960
                   26,600  Commonwealth Bank of Australia
                              ORD                                        504,585
                    9,400  Credit Lyonnais SA ORD                        395,664
                   26,800  Danske Bank A/S ORD                           490,154
                    5,619  Deutsche Bank AG ORD                          404,399
                  214,000  Equitable Banking Corp. ORD(1)                177,001
                    1,616  Erste Bank Der Oesterreichischen
                              Sparkassen AG ORD                          116,228
                    9,200  Fifth Third Bancorp                           599,610
                   19,400  First Tennessee National Corp.                755,630
                   15,000  First Virginia Banks, Inc.                    853,200
                   10,100  Fleet Boston Financial Corp.                  355,924
                  156,000  Grupo Financiero Banorte S.A. de
                              C.V. Cl O ORD(1)                           399,273
                  280,000  Grupo Financiero Inbursa SA
                              ORD(1)                                     300,903
                    3,900  Hibernia Corp. Cl A                            78,273
                  124,400  Hong Leong Bank Berhad ORD                    166,956
                    9,400  Independence Community Bank                   294,173
                   73,000  IntesaBci S.p.A. ORD                          215,593
                    5,900  KBC Bancassurance Holding
                              ORD                                        225,366

Shares                                                                    Value
--------------------------------------------------------------------------------

                   10,500  KeyCorp                                  $    286,650
                    4,500  Marshall & Ilsley Corp.                       279,405
                   12,700  National City Corp.                           422,656
                   62,329  Nordic Baltic Holding AB ORD                  357,875
                    9,000  North Fork Bancorporation, Inc.               353,790
                    8,100  PNC Financial Services Group                  455,625
                   44,481  Royal Bank of Scotland Group plc
                              ORD                                      1,289,032
                   10,240  Shinhan Financial Group Co., Ltd.
                              ORD                                        152,573
                   11,500  Societe Generale Cl A ORD                     779,442
                    7,300  State Street Corp.                            339,158
                    4,900  SunTrust Banks, Inc.                          334,670
                    7,600  Synovus Financial Corp.                       202,540
                  657,000  Taishin Financial Holdings Co., Ltd.
                              ORD(1)                                     380,674
               72,824,000  Turk Ekonomi Bankasi ORD(1)                   110,030
                   17,933  U.S. Bancorp                                  424,115
                  201,400  UniCredito Italiano ORD                       896,892
                   16,100  UnionBanCal Corp.                             789,544
                   13,500  Wachovia Corp.                                517,995
                                                                    ------------
                                                                      26,486,940
                                                                    ------------
CHEMICALS -- 1.3%
                   14,400  3M Co.                                      1,806,192
                    1,612  Air Liquide ORD                               254,408
                    9,300  Air Products & Chemicals, Inc.                466,395
                    3,100  Ashland Inc.                                  117,769
                    9,200  BASF AG ORD                                   426,845
                    1,500  Dow Chemical Co.                               50,010
                    5,200  du Pont (E.I.) de Nemours & Co.               239,200
                   66,700  Imperial Chemical Industries plc
                              ORD                                        320,292
                    6,200  Minerals Technologies Inc.                    325,810
                   13,600  Pactiv Corporation(1)                         315,112
                    6,400  PPG Industries, Inc.                          365,952
                    3,600  Praxair, Inc.                                 201,600
                    4,300  Sealed Air Corp.(1)                           192,425
                    7,100  Sherwin-Williams Co.                          224,360
                                                                    ------------
                                                                       5,306,370
                                                                    ------------
CLOTHING STORES -- 0.2%
                    6,550  AnnTaylor Stores Corp.(1)                     186,544
                   39,800  Charming Shoppes(1)                           308,649
                    6,200  Limited, Inc. (The)                           130,138
                      300  Ross Stores, Inc.                              12,641
                                                                    ------------
                                                                         637,972
                                                                    ------------
COMPUTER HARDWARE & BUSINESS
MACHINES -- 1.5%
                    4,400  Avocent Corp.(1)                               99,924
                   12,400  Brocade Communications System(1)              243,722
                   22,100  Dell Computer Corp.(1)                        593,496
                   70,900  EMC Corporation(1)                            514,025
                   17,100  Extreme Networks, Inc.(1)                     192,888
                   35,868  Hewlett-Packard Co.                           684,719
                    5,500  IKON Office Solutions Inc.                     51,425

See Notes to Financial Statements                www.americancentury.com      37

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------

                   20,600  International Business Machines
                              Corp.                                    1,657,269
                    4,700  Lexmark International Group, Inc.
                              Cl A(1)                                    293,515
                    2,900  Logitech International SA ORD(1)              139,749
                   18,900  Network Appliance, Inc.(1)                    245,795
                   13,500  Pinnacle Systems, Inc.(1)                     147,758
                    3,600  Pitney Bowes, Inc.                            147,420
                    5,400  Qlogic Corp.(1)                               246,942
                   11,700  Storage Technology Corp.(1)                   210,600
                   11,100  Tech Data Corp.(1)                            447,164
                   25,700  Xerox Corp.(1)                                230,529
                                                                    ------------
                                                                       6,146,940
                                                                    ------------
COMPUTER SOFTWARE -- 2.0%
                   22,400  Activision, Inc.(1)                           730,800
                   24,600  BMC Software Inc.(1)                          415,986
                   31,700  Cerner Corp.(1)                             1,724,639
                   12,200  Check Point Software
                              Technologies Ltd.(1)                       198,433
                   21,100  Computer Associates
                              International, Inc.                        366,296
                    9,400  Electronic Arts Inc.(1)                       601,647
                    5,400  Mercury Interactive Corp.(1)                  182,763
                   58,600  Microsoft Corp.(1)(2)                       2,983,032
                   22,398  Network Associates Inc.(1)                    433,401
                   45,700  Oracle Corp.(1)                               361,716
                    2,700  Siebel Systems, Inc.(1)                        49,289
                    5,100  Sybase, Inc.(1)                                68,238
                      400  Symantec Corp.(1)                              13,750
                    3,727  Tieto Corp. Cl B ORD                           90,279
                                                                    ------------
                                                                       8,220,269
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.8%
                    8,100  Cemex SA ADR                                  243,243
                  152,000  Corporacion GEO, S.A. de C.V.,
                              Series B ORD(1)                            339,321
                    3,900  Fluor Corporation                             146,640
                  266,000  Gamuda Berhad ORD                             437,494
                    7,978  Grupo Ferrovial SA ORD                        214,805
                   92,900  Land & House Public Company
                              Limited ORD(1)                             171,143
                    8,200  Lennar Corp.                                  448,704
                   18,300  Martin Marietta Materials, Inc.               732,000
                      300  NVR, Inc.(1)                                   99,300
                    8,800  Orascom Construction Industries
                              ORD                                         58,348
                    7,200  Ryland Group, Inc. (The)                      388,800
                                                                    ------------
                                                                       3,279,798
                                                                    ------------
CONSUMER DURABLES -- 0.7%
                   21,700  Bulgari SPA ORD                               159,713
                    2,300  Carlisle Companies, Inc.                       85,468
                   14,764  Koninklijke Philips Electronics NV
                              New York Shares                            451,778
                   25,710  LG Electronics Inc. ORD(1)                    963,994
                   11,000  Miller (Herman), Inc.                         258,115

Shares                                                                    Value
--------------------------------------------------------------------------------

                   31,000  Sharp Corp. ORD                          $    400,942
                    8,600  Swatch Group AG ORD                           166,099
               87,000,000  Vestel Elektronik Sanayi ORD(1)               172,251
                    3,400  Whirlpool Corp.                               242,760
                                                                    ------------
                                                                       2,901,120
                                                                    ------------
DEFENSE/AEROSPACE -- 2.0%
                   11,750  Alliant Techsystems Inc.(1)                 1,278,165
                    8,300  Boeing Co.                                    353,995
                   12,000  Embraer Empresa Brasileira de
                              Aeronautica S.A. ADR                       283,200
                   18,703  Goodrich Corp.                                624,867
                   12,300  Honeywell International Inc.                  478,470
                    1,900  ITT Industries, Inc.                          127,300
                   35,500  Lockheed Martin Corp.                       2,202,775
                   47,700  Raytheon Company                            2,108,340
                   12,000  Rockwell Collins                              312,000
                    7,800  TRW Inc.                                      428,220
                                                                    ------------
                                                                       8,197,332
                                                                    ------------
DEPARTMENT STORES -- 2.6%
                    5,600  Dillard's Inc.                                168,168
                   35,000  Federated Department Stores, Inc.(1)        1,449,350
                  386,600  Groupo Elektra S.A. ORD                       381,342
                   61,200  GUS plc ORD                                   577,514
                   13,000  Ito-Yokado Co., Ltd. ORD                      690,543
                    8,200  J. C. Penney Company, Inc.                    200,572
                  200,513  Marks & Spencer Plc ORD                     1,106,669
                   14,000  Marui Co., Ltd. ORD                           192,338
                   10,600  May Department Stores Co. (The)               372,908
                   28,741  Next plc ORD                                  418,122
                   18,600  Sears, Roebuck & Co.                        1,098,330
                  116,000  Super Group Limited ORD                        85,722
                    5,800  Target Corp.                                  240,410
                   89,000  Wal-Mart de Mexico SA de CV
                              ORD                                        220,860
                  330,330  Wal-Mart de Mexico SA de CV
                              Series V ORD                               956,931
                   45,300  Wal-Mart Stores, Inc.                       2,450,729
                                                                    ------------
                                                                      10,610,508
                                                                    ------------
DRUGS -- 5.4%
                   11,000  Abbott Laboratories                           522,500
                    2,600  Allergan, Inc.                                164,060
                    3,359  Altana AG ORD                                 179,722
                   14,300  AmerisourceBergen Corp.                     1,102,387
                    6,500  Amgen Inc.(1)                                 309,595
                    1,800  Barr Laboratories, Inc.(1)                    119,772
                   39,400  Bristol-Myers Squibb Co.                    1,226,128
                   10,000  D&K Healthcare Resources, Inc.                333,500
                    2,900  Eli Lilly and Company                         187,630
                    1,100  Endo Pharmaceuticals Holdings
                              Inc.(1)                                     12,117
                   34,400  Gilead Sciences, Inc.(1)                    1,226,876
                   11,500  Immunex Corp.(1)                              289,973
                   50,600  Johnson & Johnson                           3,104,309
                   27,000  Ligand Pharmaceuticals Inc. Cl B(1)           490,995

38      1-800-345-2021                         See Notes to Financial Statements

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------

                   30,100  Merck & Co., Inc.                        $  1,718,710
                   20,400  Mylan Laboratories Inc.                       631,176
                   35,110  Novartis AG ORD                             1,501,209
                   78,100  Pfizer, Inc.(2)                             2,702,260
                   27,100  Pharmacia Corp.                             1,170,449
                    5,593  Richter Gedeon Rt. ORD                        351,808
                    4,999  Roche Holding AG ORD                          399,380
                    5,517  Sanofi-Synthelabo S.A. ORD                    333,837
                    4,000  Schering AG ORD                               240,291
                   14,100  Schering-Plough Corp.                         372,945
                   47,700  Smith & Nephew Plc ORD                        270,212
                    3,966  Teva Pharmaceutical Industries
                              Ltd. ADR                                   265,861
                   32,000  Transkaryotic Therapies Inc.(1)             1,209,760
                   11,800  Watson Pharmaceuticals, Inc.(1)               306,800
                    7,500  Wockhardt Limited ORD                          77,670
                   20,100  Wyeth                                       1,115,550
                                                                    ------------
                                                                      21,937,482
                                                                    ------------
ELECTRICAL EQUIPMENT -- 1.6%
                    6,600  Anixter International Inc.(1)                 185,790
                    9,200  AVX Corporation                               197,340
                    2,200  Celestica Inc.(1)                              64,944
                   91,700  Cisco Systems Inc.(1)                       1,447,027
                    7,900  CommScope, Inc.(1)                            111,943
                    6,200  Flextronics International Ltd. ADR(1)          82,057
                    7,600  Harris Corp.                                  286,596
                   59,000  Hitachi Ltd. ORD                              446,358
                  110,000  Johnson Electric Holdings
                              Limited ORD                                150,900
                   15,700  Kumho Electric Inc. ORD(1)                    224,286
                   14,420  LG Micron Ltd. ORD                            348,252
                   10,100  Littelfuse, Inc.(1)                           247,501
                   22,800  Lucent Technologies Inc.(1)                   106,020
                    2,300  Mettler-Toledo International, Inc.(1)          93,495
                   18,100  Motorola, Inc.                                289,419
                   17,358  Raygen Co., Ltd. ORD                           88,104
                   50,600  Scientific-Atlanta, Inc.                      984,170
                    7,700  Sony Corp. ORD                                446,197
                   46,400  Taesan LCD Co. Ltd. ORD                       300,850
                   10,300  Tellabs, Inc.(1)                               99,601
                   25,000  United Heavy Machinery
                              Uralmash-Izhora Group ORD(1)               147,500
                  213,000  Vtech Holdings Limited ORD(1)                 253,966
                                                                    ------------
                                                                       6,602,316
                                                                    ------------
ELECTRICAL UTILITIES -- 0.8%
                    3,700  Ameren Corp.                                  161,764
                    8,200  American Electric Power                       350,386
                    9,000  Cinergy Corp.                                 328,050
                    7,200  DTE Energy Company                            336,960
                    2,400  Edison International(1)                        44,784
                    9,000  Exelon Corp.                                  481,410
                    6,700  FPL Group, Inc.                               422,033
                    1,700  PG&E Corp.(1)                                  36,550
                   11,000  Reliant Energy, Inc.                          187,110

Shares                                                                    Value
--------------------------------------------------------------------------------

                    6,800  Tokyo Electric Power Co. ORD             $    142,294
                    7,100  TXU Corp.                                     364,443
                    9,800  Wisconsin Energy Corp.                        257,838
                                                                    ------------
                                                                       3,113,622
                                                                    ------------
ENERGY RESERVES & PRODUCTION -- 2.8%
                    5,400  Apache Corp.                                  300,672
                   13,800  BP Plc ADR                                    704,766
                    1,900  Burlington Resources, Inc.                     77,140
                   11,000  ChevronTexaco Corp.                           959,750
                   25,200  Conoco Inc.                                   677,376
                  125,012  Exxon Mobil Corp.                           4,991,790
                   39,700  Occidental Petroleum Corp.                  1,185,442
                   13,400  Ocean Energy, Inc.                            297,882
                    9,800  Petroleo Brasileiro SA - Petrobras
                              ORD                                        229,827
                    9,080  Phillips Petroleum Co.                        522,554
                   27,461  Royal Dutch Petroleum Co.
                              New York Shares                          1,510,355
                                                                    ------------
                                                                      11,457,554
                                                                    ------------
ENTERTAINMENT -- 0.3%
                   39,350  AOL Time Warner Inc.(1)                       735,845
                      300  Carnival Corporation Cl A                       9,120
                  177,000  Corporacion Interamericana de
                              Entretenimiento S.A. Cl B ORD(1)           421,779
                    3,800  Regal Entertainment Group(1)                   90,440
                                                                    ------------
                                                                       1,257,184
                                                                    ------------
ENVIRONMENTAL SERVICES -- 0.3%
                   41,500  Waste Management, Inc.                      1,139,175
                                                                    ------------
FINANCIAL SERVICES -- 2.6%
                  262,600  Alexander Forbes Limited ORD                  425,328
                    7,600  American Express Co.                          323,076
                   76,373  Barclays plc ORD                              656,187
                    1,800  Block (H & R), Inc.                            80,820
                   23,200  Fannie Mae                                  1,856,232
                   18,300  Freddie Mac                                 1,199,565
                   79,900  General Electric Co.                        2,488,085
                    1,900  Household International, Inc.                  97,185
                    7,450  MBIA Inc.                                     418,020
                   18,700  MBNA Corp.                                    677,127
                    6,500  Metris Companies Inc.                          95,680
                1,125,880  National Finance Public Company
                              Limited ORD(1)                             444,076
                   14,500  New Century Financial Corp.                   392,660
                  788,000  Polaris Securities Co., Ltd. ORD(1)           396,318
                    5,400  Promise Co., Ltd. ORD                         299,010
                    8,100  Schroders plc ORD                              86,639
                    1,700  Student Loan Corp. (The)                      157,216
                   13,522  Willis Group Holdings(1)                      439,871
                  334,000  Yuanta Core Pacific Securities Co.
                              ORD(1)                                     235,765
                                                                    ------------
                                                                      10,768,860
                                                                    ------------

See Notes to Financial Statements                www.americancentury.com      39

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
FOOD & BEVERAGE -- 3.4%
                   28,800  Altadis, SA ORD                          $    617,662
                    2,310  Archer-Daniels-Midland Co.                     33,611
                   21,700  Campbell Soup Company                         613,025
                   13,900  Coca-Cola Company (The)                       772,284
                   20,000  ConAgra Foods, Inc.                           492,200
                   72,736  Diageo plc ORD                                910,927
                   17,927  Dole Food Company, Inc.                       596,431
                    6,100  Fomento Economico Mexicano
                              SA de CV ADR                               257,725
                    2,800  Groupe Danone ORD                             385,815
                    9,900  Grupo Continental, S.A. ORD                    15,625
                   10,300  Heinz (H.J.) Co.                              418,489
                    6,785  Interbrew ORD                                 205,124
                  196,000  IOI Corporation Berhad ORD                    299,154
                   32,940  Korea Tobacco & Ginseng
                              Corporation ORD(1)                         438,211
                    8,400  Kraft Foods Inc.                              361,284
                    5,606  Nestle SA ORD                               1,355,199
                   18,700  Panamerican Beverages Inc. Cl A               339,218
                   30,600  PepsiCo, Inc.                               1,590,587
                   31,300  Performance Food Group Co.(1)               1,175,941
                3,432,500  PT Astra Agro Lestari Tbk ORD(1)              779,441
                   30,407  Reckitt Benckiser PLC ORD                     536,676
                   16,300  Smithfield Foods Inc.(1)                      299,920
                   20,400  SYSCO Corp.                                   568,140
                    1,200  Tyson Foods, Inc. Cl A                         17,712
                    9,700  Unilever N.V. New York Shares                 635,544
                    6,100  Wrigley (Wm.) Jr. Company                     349,591
                                                                    ------------
                                                                      14,065,536
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.9%
                   19,800  Aracruz Celulose S.A. ADR                     436,590
                    6,400  Avery Dennison Corp.                          418,368
                    5,600  Bowater Inc.                                  293,328
                   24,700  BPB Plc ORD                                   136,324
                    3,100  Compagnie de Saint Gobain ORD                 548,741
                   24,693  CRH plc ORD                                   433,649
                    3,700  Georgia-Pacific Corp.                          98,753
                    4,227  International Paper Co.                       182,184
                  216,000  PT Semen Gresik Persero Tbk
                              ORD                                        244,622
                   10,692  Stora Enso Oyj ORD                            155,395
                    3,500  UPM-Kymmene Oyj ORD                           136,300
                   22,300  Votorantim Celulose e Papel SA
                              ADR                                        462,725
                                                                    ------------
                                                                       3,546,979
                                                                    ------------
GAS & WATER UTILITIES -- 1.0%
                   20,200  AGL Resources Inc.                            462,580
                  339,600  Central Telecommunications
                              Company                                     91,862
                  202,600  Czeske Energeticke Zavody a.s.
                              ORD                                        546,540
                  119,000  Hong Kong and China Gas
                              Company Ltd. ORD                           158,670

Shares                                                                    Value
--------------------------------------------------------------------------------

                  394,000  Huaneng Power International, Inc.
                              ORD(1)                                $    328,340
                   70,196  International Power Plc ORD(1)                192,435
                   13,640  Korea Electric Power Corp. ORD                281,398
                    8,000  NiSource Inc.                                 193,840
                   17,778  Sempra Energy                                 444,628
                   89,940  Snam Rete Gas S.p.A. ORD                      257,243
                   99,000  Tokyo Gas Co., Ltd. ORD                       270,905
                2,230,000  Wah Sang Gas Holdings Limited
                              ORD(1)                                     360,238
                   12,900  WGL Holdings Inc.                             343,527
                                                                    ------------
                                                                       3,932,206
                                                                    ------------
GOLD -- 0.4%
                    6,400  Barrick Gold Corp.                            139,520
                   43,600  Gold Fields Limited ORD                       571,565
                   51,000  Harmony Gold Mining Co. Limited
                              ORD                                        795,059
                                                                    ------------
                                                                       1,506,144
                                                                    ------------
GROCERY STORES -- 0.1%
                    4,216  Koninklijke Ahold NV ADR                       90,180
                    8,800  SUPERVALU INC.                                265,584
                    7,200  Winn-Dixie Stores, Inc.                       139,752
                                                                    ------------
                                                                         495,516
                                                                    ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.5%
                   13,391  American Power Conversion
                              Corp.(1)                                   187,407
                    1,900  Crane Co.                                      52,687
                    4,800  Cummins Inc.                                  176,688
                   16,154  Dover Corp.                                   574,921
                    2,800  Eaton Corp.                                   226,296
                   17,200  Emerson Electric Co.                          995,020
                                                                    ------------
                                                                       2,213,019
                                                                    ------------
HEAVY MACHINERY -- 0.8%
                   93,000  Agco Corp.(1)                               1,929,750
                    5,400  Caterpillar Inc.                              282,258
                   97,860  China International Marine
                              Containers Co., Ltd. ORD(1)                164,232
                    1,700  Deere & Co.                                    79,900
                    6,400  Fanuc Ltd. ORD                                330,688
                  100,800  Samsung Heavy Industries ORD(1)               356,493
                    6,036  Sandvik AB Cl A ORD                           139,247
                                                                    ------------
                                                                       3,282,568
                                                                    ------------
HOME PRODUCTS -- 1.5%
                   16,800  Clorox Company                                769,440
                   14,700  Fortune Brands, Inc.                          788,655
                   15,000  Gillette Company                              533,550
                   18,000  Kao Corp. ORD                                 420,845
                   12,300  Kimberly-Clark Corp.                          798,516
                    8,600  Newell Rubbermaid Inc.                        293,690
                   26,200  Procter & Gamble Co. (The)                  2,346,210
                                                                    ------------
                                                                       5,950,906
                                                                    ------------

40      1-800-345-2021                         See Notes to Financial Statements

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

Shares                                                                    Value
--------------------------------------------------------------------------------
HOTELS -- 0.5%
                   18,147  Accor SA ORD                             $    737,130
                    9,100  Cendant Corporation(1)                        166,348
                   31,800  MGM Mirage(1)                               1,198,542
                                                                    ------------
                                                                       2,102,020
                                                                    ------------
INDUSTRIAL PARTS -- 1.6%
                   19,700  Black & Decker Corporation                    941,463
                   35,000  Bridgestone Corp. ORD                         507,606
                    7,500  Compagnie Generale des
                              Etablissements Michelin ORD                292,072
                   40,400  Fastenal Company                            1,596,406
                  106,600  GKN plc ORD                                   518,877
                   13,300  Illinois Tool Works Inc.                      944,699
                    4,146  Magna International Inc. Cl A                 294,366
                    5,000  Parker-Hannifin Corp.                         245,000
                    3,700  Pentair, Inc.                                 173,863
                    1,000  Shaw Group Inc. (The)(1)                       33,450
                    3,400  SMC Corp. ORD                                 396,781
                    4,300  Snap-on Inc.                                  135,880
                   11,880  Valeo SA ORD                                  526,837
                    3,000  York International Corp.                      106,350
                                                                    ------------
                                                                       6,713,650
                                                                    ------------
INDUSTRIAL SERVICES -- 0.7%
                    9,029  Adecco SA ORD                                 590,843
                   29,200  Capita Group plc ORD                          161,373
                    5,200  Falck A/S ORD                                 182,392
                  426,000  Li & Fung Limited ORD                         628,090
                    2,800  Rent-A-Center Inc.(1)                         158,536
                   32,850  Securitas AB Cl B ORD                         623,103
                    9,400  United Rentals Inc.(1)                        219,396
                   24,900  Wolseley plc ORD                              263,977
                                                                    ------------
                                                                       2,827,710
                                                                    ------------
INFORMATION SERVICES -- 1.4%
                   52,132  Amadeus Global Travel Distribution
                              SA ORD(1)                                  344,838
                   85,500  Autostrade Concessioni e
                              Costruzioni Autostrade SpA ORD             693,007
                    2,099  Brambles Industries Limited ORD                10,804
                   15,000  Ceridian Corp.(1)                             342,900
                    7,824  Computer Sciences Corp.(1)                    370,623
                    5,800  Electronic Data Systems Corp.                 306,356
                   16,300  Equifax Inc.                                  450,369
                   38,478  Exel plc ORD                                  501,501
                    4,100  First Data Corp.                              324,720
                    8,087  Getty Images Inc.(1)                          271,845
                   12,900  IMS Health Inc.                               271,545
                    6,904  Prokom Software SA ORD(1)                     276,607
                   49,000  Ranhill Berhad ORD(1)                          81,236
                  163,368  Rentokil Initial plc ORD                      661,375
                    4,800  Reynolds & Reynolds Co. Cl A                  146,160
                   12,600  Total System Services Inc.                    288,414
                   10,000  Viad Corp.                                    296,700
                                                                    ------------
                                                                       5,639,000
                                                                    ------------

Shares                                                                    Value
--------------------------------------------------------------------------------
INTERNET -- 0.3%
                    5,400  Expedia, Inc.                            $    385,803
                   30,500  F5 Networks, Inc.(1)                          361,120
                    3,000  Overture Services Inc.(1)                      58,110
                   28,300  Yahoo! Inc.(1)                                454,074
                                                                    ------------
                                                                       1,259,107
                                                                    ------------
INVESTMENT TRUSTS -- 2.4%
                   17,300  iShares MSCI EAFE Index Fund                2,121,845
                    1,100  iShares Russell 2000 Index Fund               106,535
                   10,300  iShares S&P 500 Index Fund                  1,102,924
                   40,400  Nasdaq 100-Index Tracking Stock(1)          1,213,616
                   25,100  Standard and Poor's 500
                              Depositary Receipt                       2,685,700
                   25,400  Standard and Poor's MidCap 400
                              Depositary Receipt                       2,453,640
                                                                    ------------
                                                                       9,684,260
                                                                    ------------
LEISURE -- 0.3%
                    5,414  Fairmont Hotels & Resorts Inc.                151,592
                   60,400  Genting Berhad ORD                            238,418
                    3,400  GTECH Holdings Corp.(1)                        95,710
                  125,500  Hilton Group plc ORD                          448,674
                    9,700  Mattel, Inc.                                  206,028
                    7,100  Nautilus Group, Inc. (The)(1)                 259,505
                                                                    ------------
                                                                       1,399,927
                                                                    ------------
LIFE & HEALTH INSURANCE -- 0.6%
                   12,300  CIGNA Corp.                                 1,304,415
                   10,500  MetLife, Inc.                                 348,915
                    7,600  Principal Financial Group(1)                  231,040
                      800  Protective Life Corp.                          26,768
                    7,000  Torchmark Corp.                               282,520
                    8,500  UnumProvident Corp.                           215,050
                                                                    ------------
                                                                       2,408,708
                                                                    ------------
MEDIA -- 1.9%
                   32,200  British Sky Broadcasting Plc
                              ORD(1)                                     344,651
                   10,500  Clear Channel Communications,
                              Inc.(1)                                    558,915
                   24,411  Daily Mail and General Trust ORD              275,501
                   29,500  Disney (Walt) Co.                             675,845
                   10,600  Emap plc ORD                                  135,839
                    4,000  Entercom Communications Corp.(1)              210,200
                  436,000  i-CABLE Communications Limited
                              ORD                                        315,827
                   44,782  Mediaset SpA ORD                              357,133
                    3,800  Omnicom Group Inc.                            328,206
                   20,400  Pearson plc ORD                               251,474
                   71,500  Reed Elsevier plc ORD                         684,081
                   94,400  TV Azteca SA de CV ADR                        720,272
                   41,022  Viacom, Inc. Cl B(1)                        2,008,436
                    6,300  Westwood One, Inc.(1)                         240,345
                   60,625  WPP Group plc ORD                             628,590
                                                                    ------------
                                                                       7,735,315
                                                                    ------------

See Notes to Financial Statements                www.americancentury.com      41

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 1.2%
                    9,700  Bard (C.R.), Inc.                        $    534,470
                   12,300  Baxter International, Inc.                    660,510
                    4,500  Beckman Coulter Inc.                          224,775
                    8,100  Becton Dickinson & Co.                        304,560
                    7,200  Boston Scientific Corp.(1)                    200,520
                    6,700  Cooper Companies, Inc. (The)                  335,067
                    9,600  Ecolab Inc.                                   457,728
                    8,100  Fisher Scientific International(1)            249,075
                    4,700  Guidant Corp.(1)                              188,000
                    3,600  Hillenbrand Industries, Inc.                  218,700
                    3,500  Hoya Corp. ORD                                259,437
                   10,100  Medtronic, Inc.                               466,115
                    6,300  St. Jude Medical, Inc.(1)                     531,720
                    2,700  Steris Corp.(1)                                57,105
                    1,600  Sybron Dental Specialties Inc.(1)              36,000
                    8,100  Waters Corp.(1)                               215,946
                                                                    ------------
                                                                       4,939,728
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 2.4%
                    9,400  Coventry Health Care Inc.(1)                  291,870
                    4,700  DIANON Systems, Inc.(1)                       303,479
                   36,309  First Health Group Corp.(1)                   998,316
                   11,200  HCA Inc.                                      550,256
                   13,000  Laboratory Corporation of
                              America Holdings(1)                        637,650
                   10,100  LifePoint Hospitals Inc.(1)                   393,042
                    2,300  Orthodontic Centers Of America(1)              59,754
                   13,005  Oxford Health Plans, Inc.(1)                  626,841
                   13,333  Pediatrix Medical Group Inc.(1)               507,321
                   13,200  Quest Diagnostics Inc.(1)                   1,153,944
                    2,400  Tenet Healthcare Corp.(1)                     178,800
                   61,500  Triad Hospitals Inc.(1)                     2,779,184
                   19,436  Wellpoint Health Networks Inc.(1)           1,441,374
                                                                    ------------
                                                                       9,921,831
                                                                    ------------
MINING & METALS -- 1.3%
                    2,719  Alcan Inc.                                    103,594
                   12,600  Alcoa Inc.                                    440,748
                    3,700  Anglo American Platinum Corp.
                              Limited ORD                                177,912
                   16,000  Antofagasta Holdings plc ORD                  136,771
                   22,206  Arcelor ORD(1)                                314,668
                    2,100  Ball Corporation                               87,318
               17,920,000  Companhia Siderurgica Nacional
                              ORD                                        341,123
                    4,700  Crown Cork & Seal Co., Inc.(1)                 39,010
               13,000,000  Gerdau S.A. ORD                               159,889
                    8,700  Impala Platinum Holdings Limited
                              ORD                                        563,296
                1,428,000  Jiangxi Copper Company Ltd.
                              Cl H ORD                                   184,911
                   70,069  Kumba Resources Limited ORD(1)                347,561
                   19,900  Lone Star Technologies, Inc.(1)               477,600
                   22,400  Minas Buenaventura ADR                        668,640
                   14,700  MMC Norilsk Nickel ADR                        342,510

Shares                                                                    Value
--------------------------------------------------------------------------------

                  238,000  Nippon Steel Corporation ORD             $    386,930
                2,551,000  PT Aneka Tambang Tbk ORD(1)                   359,296
                2,071,000  Yieh Loong Co., Ltd. ORD(1)                   359,379
                                                                    ------------
                                                                       5,491,156
                                                                    ------------
MOTOR VEHICLES & PARTS -- 1.2%
                    5,400  ArvinMeritor, Inc.                            144,180
                   12,520  Bayerische Motoren Werke
                              (BMW) AG ORD                               535,040
                    7,400  Delphi Corp.                                  116,550
                   11,400  General Motors Corp.                          708,509
                    6,000  Honda Motor Co., Ltd. ORD                     255,936
                  417,000  Hotai Motor Company Ltd. ORD(1)               279,635
                    8,940  Hyundai Motor Co. Ltd. ORD                    294,585
                    6,000  Johnson Controls, Inc.                        528,360
                   30,100  Kia Motors Corp. ORD(1)                       290,774
                   13,300  Lear Corp.(1)                                 614,725
                   68,000  Nissan Motor Co., Ltd. ORD                    482,157
                      100  PT Astra International Tbk ORD(1)                  51
                    9,400  Renault SA ORD                                462,397
                    4,600  Toyota Motor Corp. ORD                        125,505
                                                                    ------------
                                                                       4,838,404
                                                                    ------------
MULTI-INDUSTRY -- 0.1%
                   92,000  Hong Leong Industries Berhad
                              ORD                                        148,893
                  113,000  Hong Leong Industries Berhad
                              Rights ORD(1)                                   --
                    2,082  Kangwon Land Inc. ORD                         273,566
                  190,800  Murray & Roberts Holdings ORD(1)              179,820
                                                                    ------------
                                                                         602,279
                                                                    ------------
OIL REFINING -- 0.3%
                   22,100  Marathon Oil Corp.                            605,982
                    4,300  TotalFinaElf SA Cl B ORD                      668,617
                                                                    ------------
                                                                       1,274,599
                                                                    ------------
OIL SERVICES -- 1.7%
                   10,800  Baker Hughes Inc.                             395,820
                    1,800  BJ Services Co.(1)                             67,536
                   33,560  Broken Hill Proprietary Co. Ltd.
                              ORD                                        205,236
                    3,100  Diamond Offshore Drilling, Inc.               104,563
                   54,900  ENI S.p.A. ORD                                833,706
                   27,653  Gazprom ADR(1)                                477,014
                    9,600  Lukoil Holding ADR                            679,968
                    3,600  Nabors Industries, Inc.(1)                    158,040
                   50,700  Saipem S.p.A. ORD                             341,979
                2,914,000  Sinopec Zhenhai Refining and
                              Chemical Company Limited
                              ORD                                        709,834
                   18,400  Suncor Energy, Inc. ORD                       323,077
                   40,700  Surgutneftegaz ADR                            868,946
                    7,054  Talisman Energy, Inc. ORD                     313,475
                   19,500  Transocean Sedco Forex, Inc.                  744,315
                1,390,000  Xinao Gas Holdings Ltd. ORD(1)                592,543
                                                                    ------------
                                                                       6,816,052
                                                                    ------------

42      1-800-345-2021                         See Notes to Financial Statements

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

Shares                                                                    Value
--------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE -- 3.5%
                   39,600  Allstate Corp.                           $  1,523,808
                   15,426  American International Group, Inc.          1,033,079
                    9,100  Chubb Corp. (The)                             683,956
                   16,978  Fidelity National Financial, Inc.             519,697
                    5,500  Hartford Financial Services Group,
                              Inc. (The)                                 363,000
                    3,800  Horace Mann Educators Corp.                    77,330
                   13,700  Jefferson-Pilot Corp.                         652,257
                    6,300  Loews Corp.                                   359,730
                   13,200  MGIC Investment Corp.                         960,696
                   32,500  Old Republic International Corp.            1,079,000
                   21,000  PMI Group, Inc. (The)                       1,797,600
                   38,100  Progressive Corp. (Ohio)                    2,255,900
                   33,200  Radian Group Inc.                           1,802,760
                    6,900  Renaissancere Holdings Ltd.                   255,300
                    7,090  Samsung Fire & Marine Insurance
                              Co., Ltd. ORD                              430,102
                  286,800  Savia S.A. de C.V. ORD(1)                     223,341
                   11,068  Travelers Property Casualty Corp.(1)          194,243
                                                                    ------------
                                                                      14,211,799
                                                                    ------------
PUBLISHING -- 0.2%
                    3,200  American Greetings Corp. Cl A                  66,144
                    3,100  Belo Corp. Cl A                                74,276
                    4,700  Dow Jones & Co., Inc.                         258,735
                    1,700  E.W. Scripps Company (The)                    130,373
                    4,200  Gannett Co., Inc.                             318,360
                                                                    ------------
                                                                         847,888
                                                                    ------------
RAILROADS -- 0.3%
                    9,500  Burlington Northern Santa Fe
                              Corp.                                      268,850
                    6,900  Canadian National Railway Co.                 342,585
                    6,000  Canadian National Railway Co.
                              ORD                                        299,372
                    9,128  Canadian Pacific Railway Ltd.                 205,563
                    4,100  Union Pacific Corp.                           251,084
                                                                    ------------
                                                                       1,367,454
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.5%
                   66,591  Annaly Mortgage Management, Inc.            1,305,183
                    9,300  Equity Residential Properties Trust           269,142
                   30,000  Mitsubishi Estate Co., Ltd. ORD               265,594
                  858,500  Quality House Public Company
                              Limited ORD(1)                             190,598
                                                                    ------------
                                                                       2,030,517
                                                                    ------------
RESTAURANTS -- 1.1%
                   11,400  Darden Restaurants, Inc.                      286,482
                   13,900  McDonald's Corp.                              416,166
                   16,500  Ryan's Family Steak Houses Inc.(1)            288,420
                   19,500  Wendy's International, Inc.                   740,415
                   42,600  Yum! Brands, Inc.(1)                        2,722,140
                                                                    ------------
                                                                       4,453,623
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 1.3%
                   20,200  Bear Stearns Companies Inc. (The)           1,213,010

Shares                                                                    Value
--------------------------------------------------------------------------------

                   14,500  Edwards (A.G.), Inc.                     $    575,505
                   21,600  Franklin Resources, Inc.                      940,248
                    3,200  Goldman Sachs Group, Inc. (The)               241,440
                    2,600  John Hancock Financial Services,
                              Inc.                                        95,394
                      700  Lehman Brothers Holdings Inc.                  42,700
                   26,100  Merrill Lynch & Co., Inc.                   1,062,531
                   13,700  Morgan Stanley Dean Witter & Co.              622,802
                   13,000  Nomura Holdings Inc. ORD                      209,256
                   10,900  Schwab (Charles) Corp.                        131,781
                    2,400  T. Rowe Price Group Inc.                       86,676
                                                                    ------------
                                                                       5,221,343
                                                                    ------------
SEMICONDUCTOR -- 3.5%
                  377,000  Advanced Semiconductor
                              Engineering Inc. ORD(1)                    307,144
                      245  Agere Systems(1)                                  764
                    3,800  Analog Devices, Inc.(1)                       139,156
                   23,400  Applied Materials, Inc.(1)                    519,012
                    4,900  Arrow Electronics, Inc.(1)                    122,598
                   66,700  Atmel Corp.(1)                                548,608
                   26,300  AU Optronics Corp. ADR(1)                     310,340
                    8,400  Avnet Inc.                                    194,292
                   12,000  Canon, Inc. ORD                               461,650
                   16,100  Conexant Systems, Inc.(1)                     115,035
                    9,700  ESS Technology, Inc.(1)                       154,958
                   12,200  Fairchild Semiconductor Corp.(1)              306,830
                   64,800  Intel Corp.                                 1,787,831
                    6,700  KLA-Tencor Corp.(1)                           349,372
                   18,900  Linear Technology Corp.                       703,931
                   11,400  LSI Logic Corp.(1)                            129,960
                   50,000  Malaysian Pacific Industries
                              Berhad ORD                                 238,155
                    9,200  Marvell Technology Group Ltd.(1)              289,662
                    6,100  Maxim Integrated Products, Inc.(1)            280,631
                    1,500  Micron Technology, Inc.(1)                     35,370
                   87,000  Novatek Microelectronics Corp.,
                              Ltd. ORD(1)                                304,500
                    7,900  Novellus Systems, Inc.(1)                     335,592
                    1,000  Rohm Co. Ltd. ORD                             147,123
                    5,150  Samsung Electro-Mechanics Co.
                              Ltd. ORD                                   301,453
                    4,990  Samsung Electronics ORD                     1,397,117
                  517,000  Siliconware Precision Industries
                              Co. ORD(1)                                 453,135
                  274,000  Taiwan Semiconductor
                              Manufacturing Co. Ltd. ORD(1)              689,029
                    4,800  Teradyne, Inc.(1)                             129,984
                   31,200  Texas Instruments Inc.                        894,503
                  147,000  Unisem (M) Berhad ORD                         491,283
                  558,000  United Microelectronics Corp.
                              ORD(1)                                     743,453
                   32,700  Vishay Intertechnology, Inc.(1)               803,112
                  232,000  Wintek Corp. ORD(1)                           194,471
                    8,800  Xilinx, Inc.(1)                               310,244
                                                                    ------------
                                                                      14,190,298
                                                                    ------------

See Notes to Financial Statements                www.americancentury.com      43

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Shares                                                                   Value
--------------------------------------------------------------------------------
SPECIALTY STORES -- 1.8%
                    4,989  Advance Auto Parts(1)                    $    288,364
                    3,600  Autozone Inc.(1)                              294,660
                      400  Barnes & Noble Inc.(1)                         12,308
                    3,400  Blockbuster, Inc.                              93,500
                   51,600  CVS Corp.                                   1,652,748
                    7,500  Dollar Tree Stores, Inc.(1)                   301,913
                   23,900  Home Depot, Inc.                              996,391
                    5,000  Linens 'n Things, Inc.(1)                     153,500
                    8,400  Lowe's Companies, Inc.                        396,144
                   18,000  NBTY, Inc.(1)                                 292,770
                    8,600  O'Reilly Automotive, Inc.(1)                  276,490
                   18,500  Office Depot, Inc.(1)                         338,180
                   38,100  Officemax Inc.(1)                             269,748
                   19,000  PETCO Animal Supplies, Inc.(1)                485,165
                   37,000  PETsMART, Inc.(1)                             606,800
                   10,100  Pier 1 Imports, Inc.                          204,222
                    1,600  RadioShack Corp.                               54,784
                   13,600  Staples, Inc.(1)                              286,892
                    4,500  Zale Corp.(1)                                 192,960
                                                                    ------------
                                                                       7,197,539
                                                                    ------------
TELEPHONE -- 1.6%
                   66,600  AT&T Corp.                                    797,202
                   26,800  BellSouth Corp.                               891,904
                    5,500  CenturyTel Inc.                               170,500
                    1,800  Commonwealth Telephone
                              Enterprise Inc.(1)                          77,148
                   53,600  SBC Communications Inc.                     1,837,944
                   20,300  Sprint Corp.                                  333,935
                    5,290  Telefonos de Mexico, SA de CV,
                              Cl L ADR                                   184,092
                   92,541  Telekomunikacja Polska S.A.
                              ORD(1)                                     318,948
                   45,176  Verizon Communications                      1,942,568
                                                                    ------------
                                                                       6,554,241
                                                                    ------------
THRIFTS -- 0.3%
                    9,100  Astoria Financial Corp.                       317,499
                   18,350  Washington Mutual, Inc.                       713,265
                                                                    ------------
                                                                       1,030,764
                                                                    ------------
TOBACCO -- 0.4%
                   23,500  Philip Morris Companies Inc.                1,345,375
                    5,100  UST Inc.                                      195,483
                                                                    ------------
                                                                       1,540,858
                                                                    ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.7%
                  422,000  Cosco Pacific Limited ORD                     340,853
                       23  D/S 1912 ORD                                  155,585
                      600  FedEx Corp.(1)                                 32,370
                   29,356  Heartland Express, Inc.(1)                    600,770
                   11,100  J.B. Hunt Transport Services, Inc.(1)         303,308
                   10,400  United Parcel Service, Inc. Cl B              627,951
                  414,000  Wan Hai Lines Ltd. ORD(1)                     282,494
                   31,954  Werner Enterprises Inc.                       592,747
                                                                    ------------
                                                                       2,936,078
                                                                    ------------

Shares/Principal Amount                                                   Value
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.8%
                   13,400  ALLTEL Corp.                             $    689,966
                   25,800  AT&T Wireless Services Inc.(1)                209,238
                   15,200  Golden Telecom Inc.(1)                        248,368
                   85,000  Hanaro Telecom Inc. ORD(1)                    343,062
                   20,500  Mobile Telesystems ADR                        657,025
                      126  NTT DoCoMo, Inc. ORD                          340,732
                  147,800  Rostelecom ORD                                186,228
                    9,200  SK Telecom Co. Ltd. ADR                       227,976
                      893  Swisscom AG ORD                               254,738
                8,400,000  Uralsvyazinform                               100,800
                                                                    ------------
                                                                       3,258,133
                                                                    ------------
TOTAL COMMON STOCKS                                                  305,406,724
                                                                    ------------
   (Cost $285,305,259)

CONVERTIBLE PREFERRED AND
PREFERRED STOCKS -- 0.1%

MEDIA -- 0.1%
                    3,500  CSC Holdings Inc., Series M,
                              Convertible Preferred, 11.125%,
                              4/1/08                                     315,875
                                                                    ------------
MINING & METALS(3)
                   51,000  Usinas Siderurgicas de Minas
                              Gerais SA Cl A ORD                         156,005
                                                                    ------------
TOTAL CONVERTIBLE PREFERRED AND
PREFERRED STOCKS                                                         471,880
                                                                    ------------
   (Cost $541,592)

CORPORATE BONDS -- 9.7%

APPAREL & TEXTILES -- 0.1%
             $    250,000  Supreme International Corp.,
                              12.25%, 4/1/06                             263,125
                                                                    ------------
BANKS -- 0.5%
                  600,000  Bank of America Corp., 6.625%,
                              6/15/04                                    633,395
                  600,000  Bank of America Corp., 5.25%,
                              2/1/07                                     608,568
                  300,000  Citigroup Inc., 6.50%, 1/18/11                312,690
                  300,000  First Union National Bank, 7.80%,
                              8/18/10                                    334,817
                                                                    ------------
                                                                       1,889,470
                                                                    ------------
CHEMICALS -- 0.2%
                  225,000  Associated Materials Inc., 9.75%,
                              4/15/12 (Acquired 4/18/02,
                              Cost $230,625)(4)                          234,000
                  225,000  Huntsman ICI Chemicals,
                              10.125%, 7/1/09                            210,656
                  500,000  Huntsman ICI Chemicals,
                              13.17%, 12/31/09(5)                        125,000
                  375,000  United Industries Corp., Series B,
                              9.875%, 4/1/09                             384,375
                                                                    ------------
                                                                         954,031
                                                                    ------------

44      1-800-345-2021                         See Notes to Financial Statements

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

Principal Amount                                                          Value
--------------------------------------------------------------------------------
CLOTHING STORES -- 0.1%
             $    275,000  SAKS Incorporated, 9.875%,
                              10/1/11                               $    295,625
                                                                    ------------
CONSTRUCTION & REAL PROPERTY -- 0.5%
                  500,000  Atrium Companies Inc., Series B,
                              10.50%, 5/1/09                             507,499
                  125,000  Beazer Homes USA, 8.375%,
                              4/15/12 (Acquired 4/11/02,
                              Cost $125,000)(4)                          130,313
                  175,000  Integrated Electric Services,
                              9.375%, 2/1/09                             170,625
                  300,000  KB Home, 9.50%, 2/15/11                       317,250
                  250,000  Nortek Inc., 9.25%, 3/15/07                   257,500
                  180,000  Omega Cabinets, 10.50%,
                              6/15/07                                    190,350
                  185,000  Schuler Homes, 10.50%,
                              7/15/11                                    202,113
                  225,000  Standard Pacific Corp., 9.25%,
                              4/15/12                                    234,563
                                                                    ------------
                                                                       2,010,213
                                                                    ------------
DEFENSE/AEROSPACE -- 0.2%
                  600,000  Boeing Capital Corp., VRN, 2.48%,
                              6/26/02, resets quarterly off
                              the 3-month LIBOR plus 0.45%
                              with no caps                               600,329
                  350,000  TRW Inc., 8.75%, 5/15/06                      381,834
                                                                    ------------
                                                                         982,163
                                                                    ------------
DEPARTMENT STORES -- 0.2%
                  400,000  Federated Department Stores,
                              8.50%, 6/1/10                              454,228
                  225,000  Roundy's Inc., 8.875%, 6/15/12
                              (Acquired 5/28/02, Cost
                              $228,656)(4)(6)                            229,500
                                                                    ------------
                                                                         683,728
                                                                    ------------
DIVERSIFIED -- 0.3%
                  621,400  Lehman Brothers TRAINS, Series
                              10-2002, 6.83%, 1/15/12
                              (Acquired 5/23/02, Cost
                              $634,474)(4)                               639,551
                  576,000  Morgan Stanley TRACERS(sm),
                              7.76%, 3/1/32 (Acquired
                              3/15/02, Cost $599,754)(4)                 617,957
                                                                    ------------
                                                                       1,257,508
                                                                    ------------
ELECTRICAL UTILITIES -- 0.6%
                  325,000  Calpine Canada Energy Finance,
                              8.50%, 5/1/08                              266,848
                  500,000  Calpine Corp., 8.25%, 8/15/05                 439,728
                  150,000  Cilcorp, Inc., 8.70%, 10/15/09                157,745
                  500,000  Constellation Energy Group Inc.,
                              7.00%, 4/1/12                              515,154
                  900,000  Dominion Resources Inc., 6.00%,
                              1/31/03                                    915,583
                  350,000  XCEL Energy Inc., 7.00%,
                              12/1/10                                    336,216
                                                                    ------------
                                                                       2,631,274
                                                                    ------------

Principal Amount                                                          Value
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 0.8%
             $    500,000  BRL Universal Equipment,
                              8.875%, 2/15/08                       $    517,500
                  450,000  Burlington Resources Finance Co.,
                              6.50%, 12/1/11                             459,439
                  400,000  Devon Financing Corp. ULC,
                              6.875%, 9/30/11                            415,249
                  500,000  Duke Energy Field Services LLC,
                              5.75%, 11/15/06                            494,324
                  500,000  Forest Oil Corp., 10.50%,
                              1/15/06                                    532,499
                  300,000  Magnum Hunter Re, 9.60%,
                              3/15/12 (Acquired 3/13/02,
                              Cost $307,313)(4)                          316,500
                  500,000  XTO Energy Inc., 8.75%,
                              11/1/09                                    527,500
                                                                    ------------
                                                                       3,263,011
                                                                    ------------
ENTERTAINMENT -- 0.3%
                  300,000  AOL Time Warner Inc., 7.625%,
                              4/15/31                                    290,142
                  225,000  Mohegan Tribal Gaming, 8.75%,
                              1/1/09                                     235,406
                  275,000  Resort International Hotel/Casino,
                              11.50%, 3/15/09 (Acquired
                              3/15/02, Cost $268,637)(4)                 261,594
                  175,000  Royal Caribbean Cruises, 7.125%,
                              9/18/02                                    175,015
                  125,000  Six Flags Inc., 9.179%, 4/1/03(7)             123,906
                  175,000  Six Flags Inc., 8.875%, 2/1/10
                              (Acquired 1/31/02, Cost
                              $174,377)(4)                               177,625
                                                                    ------------
                                                                       1,263,688
                                                                    ------------
ENVIRONMENTAL SERVICES -- 0.3%
                  300,000  Allied Waste North America, Inc.,
                              Series B, 10.00%, 8/1/09                   304,500
                  500,000  Newpark Resources, 8.625%,
                              12/15/07                                   487,500
                  300,000  Waste Management Inc., 7.00%,
                              10/15/06                                   308,580
                  300,000  Waste Management Inc., 7.75%,
                              5/15/32 (Acquired 5/23/02,
                              Cost $302,454)(4)                          304,054
                                                                    ------------
                                                                       1,404,634
                                                                    ------------
FINANCIAL SERVICES -- 0.7%
                  300,000  CIT Group Inc., 5.625%, 5/17/04               289,850
                  700,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                    735,129
                  600,000  Ford Motor Credit Co., 7.25%,
                              10/25/11                                   613,899
                  400,000  General Electric Capital Corp.,
                              Series A MTN, 6.00%,
                              6/15/12(6)                                 396,996
                  900,000  General Motors Acceptance Corp.,
                              6.875%, 9/15/11                            913,854
                  200,000  Household Finance Corp., 6.75%,
                              5/15/11                                    199,739

See Notes to Financial Statements                www.americancentury.com      45

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Principal Amount                                                          Value
--------------------------------------------------------------------------------

               $  200,000  Household Finance Corp., 7.00%,
                              5/15/12                               $    202,947
                                                                    ------------
                                                                       3,352,414
                                                                    ------------
FOOD & BEVERAGE -- 0.1%
                  325,000  Fleming Companies Inc.,
                              10.625%, 7/31/07                           337,188
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.4%
                  300,000  Abitibi-Consolidated Inc., 6.95%,
                              12/15/06                                   295,675
                  225,000  Ainsworth Lumber Co. Ltd.,
                              12.50%, 7/15/07                            244,688
                  225,000  Georgia-Pacific Corp., 9.50%,
                              12/1/11                                    233,929
                  200,000  Norske Skogindustrier AS,
                              7.625%, 10/15/11 (Acquired
                              1/25/02, Cost $203,450)(4)                 209,670
                  300,000  Tembec Industries Inc., 7.75%,
                              3/15/12 (Acquired 3/5/02,
                              Cost $300,000)(4)                          294,750
                  300,000  Temple-Inland Inc., 7.875%,
                              5/1/12                                     315,697
                                                                    ------------
                                                                       1,594,409
                                                                    ------------
GAS & WATER UTILITIES -- 0.1%
                  350,000  Consolidated Natural Gas
                              Company, 6.25%, 11/1/11                    346,384
                                                                    ------------
GROCERY STORES -- 0.1%
                  500,000  Delhaize America Inc., 8.125%,
                              4/15/11                                    543,475
                                                                    ------------
HOME PRODUCTS -- 0.1%
                  300,000  Dial Corp., 7.00%, 8/15/06                    309,839
                  115,000  Sealy Mattress Co., 8.63%,
                              12/15/02(7)                                117,013
                  115,000  Sealy Mattress Co., 9.875%,
                              12/15/07                                   119,456
                                                                    ------------
                                                                         546,308
                                                                    ------------
HOTELS -- 0.7%
                  500,000  Hollywood Casino Corp., 11.25%,
                              5/1/07                                     552,499
                  250,000  Hollywood Casino Shreveport
                              Corp., 13.00%, 8/1/06                      267,500
                  350,000  Isle of Capri Casinos, 8.75%,
                              4/15/09                                    361,375
                  275,000  Mandalay Resort Group, 9.375%,
                              2/15/10 (Acquired 2/13/02,
                              Cost $285,656)(4)                          296,313
                  375,000  Park Place Entertainment Corp.,
                              9.375%, 2/15/07                            395,625
                  225,000  Station Casinos Inc., 9.75%,
                              4/15/07                                    235,013
                  225,000  Venetian Casino Resort LLC,
                              11.00%, 6/15/10 (Acquired
                              5/22/02, Cost $225,000)(4)(6)              234,563
                  300,000  Venetian Casino/Las Vegas
                              Sands, 12.25%, 11/15/04                    319,950
                                                                    ------------
                                                                       2,662,838
                                                                    ------------

Principal Amount                                                          Value
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 0.2%
             $    300,000  Tyco International Group SA,
                              4.95%, 8/1/03                         $    283,440
                  600,000  Tyco International Group SA,
                              6.125%, 1/15/09                            525,588
                                                                    ------------
                                                                         809,028
                                                                    ------------
INDUSTRIAL SERVICES -- 0.2%
                  500,000  Graham Packaging Co., Series B,
                              12.915%, 1/15/03(7)                        497,500
                  225,000  United Rentals, Inc., Series B,
                              9.50%, 6/1/08                              232,875
                                                                    ------------
                                                                         730,375
                                                                    ------------
INFORMATION SERVICES -- 0.1%
                  500,000  Pacifica Papers Inc., 10.00%,
                              3/15/09                                    531,250
                                                                    ------------
LEISURE -- 0.2%
                  250,000  Alliance Gaming Corp., 10.00%,
                              8/1/07                                     263,750
                  500,000  Imax Corp., 7.875%, 12/1/05                   403,125
                                                                    ------------
                                                                         666,875
                                                                    ------------
MEDIA -- 0.7%
                  125,000  Adelphia Communications,
                              10.50%, 7/15/04                             93,125
                  225,000  Adelphia Communications,
                              9.875%, 3/1/07                             164,250
                  250,000  AMFM Inc., 8.00%, 11/1/08                     261,250
                  575,000  Charter Communications Holdings
                              Capital Corp., 10.75%, 10/1/09             534,750
                  750,000  Comcast Cable Communications,
                              8.375%, 5/1/07                             803,817
                  500,000  COX Communications Inc., 6.75%,
                              3/15/11                                    476,966
                  300,000  Echostar DBS Corp., 9.375%,
                              2/1/09                                     306,000
                  250,000  Fox Family Worldwide Inc., 9.25%,
                              11/1/07                                    266,875
                                                                    ------------
                                                                       2,907,033
                                                                    ------------
MEDICAL PRODUCTS & SUPPLIES -- 0.1%
                  300,000  Beckman Coulter Inc., 7.45%,
                              3/4/08                                     320,789
                                                                    ------------
MEDICAL PROVIDERS & SERVICES -- 0.1%
                  250,000  Express Scripts Inc., 9.625%,
                              6/15/09                                    273,125
                  250,000  HealthSouth Corp., 10.75%,
                              10/1/08                                    278,438
                                                                    ------------
                                                                         551,563
                                                                    ------------
MOTOR VEHICLES & PARTS -- 0.1%
                  250,000  Autonation, Inc., 9.00%, 8/1/08               263,750
                                                                    ------------
MULTI-INDUSTRY -- 0.1%
                  375,000  Key Components, Inc., 10.50%,
                              6/1/08                                     373,125
                                                                    ------------

46      1-800-345-2021                         See Notes to Financial Statements

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

Principal Amount                                                          Value
--------------------------------------------------------------------------------
OIL SERVICES -- 0.1%
             $    375,000  Pride International Inc., 9.375%,
                              5/1/07                                $    392,813
                                                                    ------------
PROPERTY & CASUALTY INSURANCE(3)
                  250,000  Nationwide Credit, Inc., Series A,
                              0%, 1/15/08(8)                              63,750
                                                                    ------------
PUBLISHING -- 0.1%
                  225,000  Cadmus Communications Corp.,
                              9.75%, 6/1/09                              235,125
                  225,000  Mail-Well I Corp., 9.625%,
                              3/15/12 (Acquired 3/8/02,
                              Cost $227,520)(4)                          228,375
                                                                    ------------
                                                                         463,500
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.2%
                  400,000  EOP Operating LP, 6.75%,
                              2/15/08                                    409,118
                  250,000  Meritage Corporation, 9.75%,
                              6/1/11                                     264,688
                                                                    ------------
                                                                         673,806
                                                                    ------------
RESTAURANTS -- 0.1%
                  225,000  Yum! Brands Inc., 7.65%,
                              5/15/08                                    229,500
                                                                    ------------
SECURITIES & ASSET MANAGEMENT -- 0.3%
                  600,000  Merrill Lynch & Co. Inc., 5.35%,
                              6/15/04                                    613,913
                  350,000  Morgan Stanley Dean Witter & Co.,
                              5.80%, 4/1/07                              357,501
                  375,000  Ocwen Federal Bank FSB,
                              12.00%, 6/15/05                            375,000
                                                                    ------------
                                                                       1,346,414
                                                                    ------------
SEMICONDUCTOR(3)
                  125,000  Amkor Technology Inc., 9.25%,
                              5/1/06                                     125,156
                                                                    ------------
SPECIALTY STORES -- 0.3%
                  500,000  Sonic Automotive Inc., Series D,
                              11.00%, 8/1/08                             535,000
                  300,000  Toys R Us Inc., 7.625%, 8/1/11                289,709
                  225,000  United Auto Group Inc., 9.625%,
                              3/15/12 (Acquired 3/14/02,
                              Cost $231,469)(4)                          238,500
                                                                    ------------
                                                                       1,063,209
                                                                    ------------
TELEPHONE -- 0.3%
                  200,000  AT&T Corp., 7.30%, 11/15/11
                              (Acquired 1/18/02, Cost
                              $207,774)(4)                               183,677
                  600,000  Verizon New England Inc., 6.50%,
                              9/15/11                                    605,619
                  400,000  WorldCom, Inc. - WorldCom Group,
                              7.375%, 1/15/06 (Acquired
                              5/29/01, Cost $404,204)(4)                 226,000
                  100,000  WorldCom, Inc. - WorldCom Group,
                              7.50%, 5/15/11                              49,500
                                                                    ------------
                                                                       1,064,796
                                                                    ------------

Principal Amount                                                          Value
--------------------------------------------------------------------------------
THRIFTS -- 0.1%
             $    500,000  Bay View Capital Corp., 9.125%,
                              8/15/07                               $    492,500
                                                                    ------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                  225,000  Trico Marine Services, 8.875%,
                              5/15/12 (Acquired 5/29/02,
                              Cost $226,969)(4)                          227,813
                                                                    ------------
WIRELESS TELECOMMUNICATIONS(3)
                  250,000  Nextel Partners Inc., 11.00%,
                              3/15/10                                    154,375
                                                                    ------------
TOTAL CORPORATE BONDS                                                 39,732,906
                                                                    ------------
   (Cost $39,500,377)

MORTGAGE-BACKED SECURITIES(9) -- 5.5%
                   34,608  FHLMC, 6.50%, 12/1/12                          36,073
                  279,205  FHLMC, 7.00%, 6/1/14                          293,224
                  163,749  FHLMC, 7.00%, 8/1/29                          169,340
                  800,808  FHLMC, 8.00%, 7/1/30                          850,290
                  104,642  FNMA, 7.00%, 4/13/08                          108,316
                   99,950  FNMA, 6.50%, 4/1/12                           103,966
                  580,680  FNMA, 6.00%, 4/1/14                           596,151
                  497,066  FNMA, 7.50%, 6/1/15                           526,068
                  971,746  FNMA, 5.50%, 12/1/16                          969,977
                  972,205  FNMA, 5.50%, 12/1/16                          970,435
                   33,304  FNMA, 7.00%, 6/1/26                            34,589
                  171,388  FNMA, 7.50%, 3/1/27                           180,505
                  197,458  FNMA, 6.50%, 1/1/28                           201,766
                  609,440  FNMA, 6.50%, 4/1/29                           621,413
                1,329,227  FNMA, 6.00%, 5/1/29                         1,324,243
                  560,445  FNMA, 6.50%, 8/1/29                           571,456
                  789,377  FNMA, 6.50%, 12/1/29                          804,885
                  553,209  FNMA, 7.00%, 3/1/30                           572,127
                  124,535  FNMA, 7.00%, 5/1/30                           128,760
                  246,446  FNMA, 8.00%, 7/1/30                           261,681
                  367,470  FNMA, 7.50%, 9/1/30                           384,599
                2,761,658  FNMA, 6.00%, 4/1/31                         2,742,663
                1,441,586  FNMA, 6.00%, 8/1/31                         1,431,671
                1,782,201  FNMA, 7.00%, 9/1/31                         1,842,656
                  739,723  FNMA, 6.50%, 1/1/32                           752,179
                3,000,000  GNMA, 6.50%, settlement date
                              6/20/02(10)                              3,047,814
                   12,160  GNMA, 9.50%, 2/20/25                           13,492
                   11,002  GNMA, 8.75%, 3/15/25                           11,950
                   50,824  GNMA, 7.50%, 10/25/25                          53,840
                  203,790  GNMA, 6.00%, 3/15/26                          204,133
                   38,505  GNMA, 7.50%, 4/15/26                           40,750
                   11,511  GNMA, 7.50%, 6/15/26                           12,182
                  179,057  GNMA, 7.00%, 12/15/27                         186,036
                  233,825  GNMA, 6.50%, 2/15/28                          238,800
                  159,403  GNMA, 6.50%, 3/15/28                          162,795
                  327,451  GNMA, 7.00%, 8/15/29                          339,676

See Notes to Financial Statements                www.americancentury.com      47

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2002 (UNAUDITED)

Principal Amount                                                          Value
--------------------------------------------------------------------------------

                $  91,509  GNMA, 7.50%, 5/15/30                     $     96,234
                1,369,854  GNMA, 7.00%, 5/15/31                        1,420,951
                                                                    ------------
TOTAL MORTGAGE-BACKED SECURITIES                                      22,307,686
                                                                    ------------
   (Cost $21,581,166)

U.S. TREASURY SECURITIES -- 2.0%
                3,250,000  STRIPS -- PRINCIPAL, 5.81%,
                              8/15/26(5)                                 768,177
                1,250,000  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                  1,346,729
                2,300,000  U.S. Treasury Notes, 6.25%,
                              7/31/02                                  2,317,611
                2,500,000  U.S. Treasury Notes, 3.875%,
                              7/31/03                                  2,541,407
                1,050,000  U.S. Treasury Notes, 3.50%,
                              11/15/06                                 1,019,362
                                                                    ------------
TOTAL U.S. TREASURY SECURITIES                                         7,993,286
                                                                    ------------
   (Cost $7,985,326)

COMMERCIAL PAPER(11) -- 1.8%
                  300,000  American Express Credit, 1.90%,
                              8/26/02                                    298,697
                  300,000  Amstel Funding Corp., 1.84%,
                              7/9/02 (Acquired 1/8/02,
                              Cost $297,240)(4)                          299,426
                  350,000  CDC Commercial Paper Corp.,
                              1.91%, 6/26/02 (Acquired
                              3/13/02, Cost $348,050)(4)                 349,554
                  300,000  Chevron Transport Corp., 1.90%,
                              6/21/02 (Acquired 3/18/02,
                              Cost $298,496)(4)                          299,691
                  200,000  Chevron UK Investment PLC,
                              1.87%, 6/4/02 (Acquired
                              3/8/02, Cost $199,086)(4)                  199,961
                  400,000  Commerzbank U.S. Finance,
                              1.85%, 7/8/02 (Acquired
                              4/24/02, Cost $398,458)(4)                 399,255
                  300,000  Crown Point Capital Co., 2.02%,
                              7/9/02 (Acquired 4/2/02,
                              Cost $298,350)(4)                          299,426
                  350,000  Dakota Certificates (Citibank),
                              1.86%, 6/7/02 (Acquired
                              4/3/02, Cost $348,825)(4)                  349,880
                  400,000  Danske Corporation, 1.80%,
                              7/12/02 (Acquired 4/29/02,
                              Cost $398,520)(4)                          399,175
                  300,000  Diageo plc, 2.05%, 11/14/02
                              (Acquired 2/19/02, Cost
                              $295,422)(4)                               297,345
                  400,000  Emerald Notes, 1.83%, 8/29/02
                              (Acquired 5/28/02, Cost
                              $398,109)(4)                               398,201
                  300,000  Falcon Asset Securitization Corp.,
                              1.83%, 6/11/02 (Acquired
                              3/4/02, Cost $298,490)(4)                  299,838
                  250,000  Fortis Funding LLC, 1.65%,
                              7/2/02 (Acquired 1/14/02,
                              Cost $248,064)(4)                          249,609

Principal Amount                                                         Value
--------------------------------------------------------------------------------

             $    400,000  Halogen Capital Co. LLC, 1.88%,
                              7/12/02 (Acquired 4/12/02,
                              Cost $398,099)(4)                     $    399,175
                  300,000  Lexington Parker Capital, 1.85%,
                              6/4/02 (Acquired 2/5/02,
                              Cost $298,165)(4)                          299,940
                  400,000  Paccar Financial Corp., 1.80%,
                              8/16/02 (Acquired 5/22/02,
                              Cost $398,280)(4)                          398,468
                  400,000  Paradigm Funding LLC, VRN,
                              1.81%, 6/3/02, resets monthly
                              off the 1-month LIBOR minus
                              0.03% with no caps (Acquired
                              5/29/02, Cost $400,000)(4)(12)             400,000
                  400,000  Rio Tinto America Inc., 1.77%,
                              6/24/02 (Acquired 5/1/02,
                              Cost $398,938)(4)                          399,530
                  400,000  Spintab-Swedmortgage AB,
                              1.78%, 8/6/02 (Acquired
                              5/7/02, Cost $398,200)(4)                  398,672
                  300,000  Tannehill Capital Co. LLC, 1.94%,
                              6/12/02 (Acquired 3/12/02,
                              Cost $298,513)(4)                          299,823
                  400,000  Verizon Network Funding Corp.,
                              1.81%, 8/15/02 (Acquired
                              5/22/02, Cost $398,291)(4)                 398,489
                  400,000  WCP Funding Inc., 1.84%,
                              6/3/02 (Acquired 5/29/02,
                              Cost $399,898)(4)                          399,941
                                                                    ------------
TOTAL COMMERCIAL PAPER                                                 7,534,096
                                                                    ------------
   (Cost $7,533,854)

ASSET-BACKED SECURITIES(9) -- 1.7%
                  400,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                                    415,548
                  300,000  CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                                    310,912
                  700,000  Countrywide Asset-Backed
                              Certificates, Series 2001-1,
                              Class AF3, 6.10%, 8/25/26                  718,187
                  700,000  CPL Transition Funding LLC,
                              Series 2002-1, Class A4 SEQ,
                              5.96%, 7/15/15                             708,894
                  301,895  Delta Air Lines Inc., Series
                              2000-1, Class A1, 7.38%,
                              5/18/10                                    316,056
                  700,000  Ford Credit Auto Owner Trust,
                              4.79%, 11/15/06                            703,459
                   95,558  Money Store (The) Home Equity
                              Trust, Series 1997 C, Class AF6
                              SEQ, 6.67%, 2/15/25                         97,002
                  217,247  Onyx Automobile Receivables,
                              Series 2002 A, 13.61%,
                              10/20/08                                   216,378
                  700,000  PSE&G Transition Funding LLC,
                              Series 2001-1, Class A5 SEQ,
                              6.45%, 3/15/13                             742,314

48      1-800-345-2021                         See Notes to Financial Statements

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

Principal Amount                                                          Value
--------------------------------------------------------------------------------

             $    600,000  Reliant Energy Transition Bond Co.
                              LLC, Series 2001-1, Class A4
                              SEQ, 5.63%, 9/15/15                   $    592,884
                2,000,000  Residential Funding Mortgage
                              Securities II, Series 2001 HS2,
                              Class A3, 5.77%, 4/25/16                 2,048,556
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES                                          6,870,190
                                                                    ------------
   (Cost $6,714,631)

COLLATERALIZED MORTGAGE OBLIGATIONS(9) -- 1.2%
                  804,572  Chase Mortgage Finance
                              Corporation, Series 2001 S3,
                              Class A1 SEQ, 6.50%,
                              7/25/16                                    826,806
                5,621,582  Commercial Mortgage Acceptance
                              Corporation STRIPS -
                              INTEREST, Series 1998 C2,
                              Class X, 1.22%, 6/1/02(13)(14)             295,195
                6,118,231  DLJ Commercial Mortgage Corp.
                              STRIPS - INTEREST, Series
                              2000 CKP1, Class S, 1.34%,
                              6/1/02 (Acquired 4/19/02,
                              Cost $388,865(4)(13)(14)                   396,045
                  534,877  First Union National Bank
                              Commercial Mortgage, Series
                              2001 C3, Class A1 SEQ,
                              5.20%, 8/15/23                             546,999
                  101,913  FNMA REMIC, Series 1997-58,
                              Class PB, 6.50%, 6/18/24                   104,585
                8,537,033  GMAC Commercial Mortgage
                              Securities Inc. STRIPS -
                              INTEREST, Series 1999 C1,
                              Class X, 0.86%, 6/1/02(13)(14)             304,567
                  600,000  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                    621,613
                  450,000  J.P. Morgan Chase Commercial
                              Mortgage Securities Corp.,
                              Series 2002 FL1A, Class A2,
                              VRN, 2.30%, 6/14/02, resets
                              monthly off the 1-month LIBOR
                              plus 0.44% with no caps
                              (Acquired 4/3/02, Cost
                              $450,000)(4)                               451,147
                  137,167  Morgan Stanley Capital I, Series
                              1998 WF1, Class A1 SEQ,
                              6.25%, 7/15/07                             142,783
                   75,248  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                    78,025
                1,000,000  Nationslink Funding Corp., Series
                              1999-1, Class A2 SEQ, 6.32%,
                              1/20/31                                  1,045,169
                                                                    ------------
TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS                                                            4,812,934
                                                                    ------------
   (Cost $4,685,439)

Principal Amount                                                          Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 0.2%
             $    300,000  FHLB, 5.96%, 12/12/02                    $    306,245
                  650,000  FHLMC, 5.50%, 7/15/06                         676,029
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                               982,274
                                                                    ------------
   (Cost $966,575)

CERTIFICATES OF DEPOSIT -- 0.1%
                  400,000  Deutsche Bank AG, 2.10%,
                              12/16/02                                   400,186
                                                                    ------------
   (Cost $400,000)

SOVEREIGN GOVERNMENTS AND AGENCIES(3)
                  100,000  Province of Quebec, 8.80%,
                              4/15/03                                    105,498
                                                                    ------------
   (Cost $103,646)

TEMPORARY CASH INVESTMENTS -- SEGREGATED
FOR FUTURES* -- 0.6%
   Repurchase Agreement, Morgan Stanley Group,
    (U.S. Treasury obligations), in a joint trading
    account at 1.73%, dated 5/31/02, due
    6/3/02 (Delivery value $2,660,634)                                 2,660,250
                                                                    ------------
   (Cost $2,660,250)

TEMPORARY CASH INVESTMENTS -- 2.2%
   Repurchase Agreement, Morgan Stanley Group,
    (U.S. Treasury obligations), in a joint trading
    account at 1.73%, dated 5/31/02, due
    6/3/02 (Delivery value $8,841,024)(15)                             8,839,750
                                                                    ------------
   (Cost $8,839,750)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $408,117,660
                                                                    ============
   (Cost $386,817,865)

EQUITY FUTURES CONTRACTS*
                                             Underlying
                        Expiration           Face Amount           Unrealized
    Purchased              Date               at Value                Loss
--------------------------------------------------------------------------------
   10 S&P 500              June
    Futures                2002              $2,660,250            $(249,863)
                                          ======================================

* EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

See Notes to Financial Statements                www.americancentury.com      49

Strategic Aggressive--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

ORD = Foreign Ordinary Share

REMIC = Real Estate Mortgage Investment Conduit

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TRACERS(sm) = Traded Custody Receipts(sm)

TRAINS = Targeted Return Index Securities Trust

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May
31, 2002.

(1)  Non-income producing.

(2)  Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(3)  Category is less than 0.05% of total investment securities.

(4)  Security was purchased under Rule 144A or Section 4(2) of the Securities
     Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2002 was $13,133,346 which represented 3.2% of net assets.

(5)  Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(6)  When-issued security.

(7)  Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(8)  Security is in default.

(9)  Final maturity indicated, unless otherwise noted. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(10) Forward commitment.

(11) Rates indicated are the yield to maturity at purchase, unless otherwise noted.

(12) Interest bearing commercial paper. Rate shown is effective May 31, 2002.

(13) Variable rate security. Interest reset date is indicated. Rate shown is effective May 31, 2002.

(14) Security is an interest-only STRIP.

(15) Security, or a portion thereof, has been segregated for when-issued securities and forward commitments.

50      1-800-345-2021                         See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                         STRATEGIC        STRATEGIC         STRATEGIC
MAY 31, 2002 (UNAUDITED)                CONSERVATIVE       MODERATE         AGGRESSIVE
------------------------                ------------       --------         ----------

ASSETS
Investment securities, at value
  (cost of $256,795,881,
  $791,047,122, and $386,817,865,
  respectively) (Note 3) ...........   $ 265,965,276    $ 826,254,855    $ 408,117,660
Cash ...............................          82,729          288,454        1,296,125
Foreign currency holdings,
  at value (cost $0, $962,101,
  and $593,779, respectively) ......            --            964,700          593,620
Receivable for investments sold ....       2,170,102       10,635,847        6,402,231
Receivable for capital shares sold .          10,908           52,206           72,973
Dividends and interest receivable ..       1,425,763        3,951,297        1,662,062
                                       -------------    -------------    -------------
                                         269,654,778      842,147,359      418,144,671
                                       -------------    -------------    -------------

LIABILITIES
Payable for investments purchased ..       8,501,026       22,796,850        9,612,651
Payable for variation margin
  on futures contracts .............           2,969            9,354            4,250
Accrued management fees (Note 2) ...         215,142          728,998          402,029
Distribution fees payable (Note 2) .           3,500           19,885           10,887
Service fees payable (Note 2) ......           3,500           19,822           10,747
                                       -------------    -------------    -------------
                                           8,726,137       23,574,909       10,040,564
                                       -------------    -------------    -------------

Net Assets .........................   $ 260,928,641    $ 818,572,450    $ 408,104,107
                                       =============    =============    =============

NET ASSETS CONSIST OF:
Capital (par value and
  paid-in surplus) .................   $ 257,005,714    $ 832,548,168    $ 440,458,201
Undistributed net
  investment income ................       1,213,948        3,385,517        1,790,582
Accumulated net realized loss on
  investment and foreign
  currency transactions ............      (6,302,210)     (52,027,261)     (55,203,075)
Net unrealized appreciation on
  investments and translation of
  assets and liabilities in
  foreign currencies (Note 3) ......       9,011,189       34,666,026       21,058,399
                                       -------------    -------------    -------------
                                       $ 260,928,641    $ 818,572,450    $ 408,104,107
                                       =============    =============    =============

Investor Class, $0.01 Par Value
Net assets .........................   $ 228,656,340    $ 611,634,803    $ 325,159,389
Shares outstanding .................      43,969,110      104,205,397       50,740,380
Net asset value per share ..........   $        5.20    $        5.87    $        6.41

Advisor Class, $0.01 Par Value
Net assets .........................   $  16,606,339    $  93,188,609    $  50,810,457
Shares outstanding .................       3,194,938       15,893,488        7,940,691
Net asset value per share ..........   $        5.20    $        5.86    $        6.40

Institutional Class, $0.01 Par Value
Net assets .........................   $  15,665,962    $ 113,601,215    $  31,653,766
Shares outstanding .................       3,011,419       19,351,653        4,934,065
Net asset value per share ..........   $        5.20    $        5.87    $        6.42

C Class, $0.01 Par Value
Net assets .........................             N/A    $     147,823    $     480,495
Shares outstanding .................             N/A           25,230           75,311
Net asset value per share ..........             N/A    $        5.86    $        6.38

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      51

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED MAY 31, 2002 (UNAUDITED)

                                       STRATEGIC       STRATEGIC       STRATEGIC
                                      CONSERVATIVE      MODERATE       AGGRESSIVE
                                      ============    ============    ============
INVESTMENT INCOME
Income:
Interest ..........................   $  3,549,738    $  7,956,554    $  2,915,580
Dividends (net of foreign
  taxes withheld of $29,275,
  $162,071, and $105,829,
  respectively) ...................        871,468       3,634,437       2,097,581
                                      ------------    ------------    ------------
                                         4,421,206      11,590,991       5,013,161
                                      ------------    ------------    ------------

Expenses (Note 2):
Management fees ...................      1,205,619       4,051,895       2,255,176
Distribution fees:
  Advisor Class ...................         17,466          85,303          57,549
  C Class .........................           --               178             417
Service fees:
  Advisor Class ...................         17,466          85,303          57,549
  C Class .........................           --                59             139
Directors' fees and expenses ......            673           3,573           1,916
                                      ------------    ------------    ------------
                                         1,241,224       4,226,311       2,372,746
                                      ------------    ------------    ------------

Net investment income .............      3,179,982       7,364,680       2,640,415
                                      ------------    ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
(NOTE 3)
Net realized gain (loss) on:
Investment transactions ...........     (2,220,124)     (5,808,271)     (6,468,841)
Foreign currency transactions
  (net of foreign taxes
  withheld of $0, $19,600,
  and $11,746, respectively) ......         12,119        (314,485)       (221,328)
                                      ------------    ------------    ------------
                                        (2,208,005)     (6,122,756)     (6,690,169)
                                      ------------    ------------    ------------

Change in net unrealized
  appreciation on:
Investments .......................        307,865       3,111,279       4,411,160
Translation of assets
  and liabilities in
  foreign currencies ..............          1,094          12,810          17,059
                                      ------------    ------------    ------------
                                           308,959       3,124,089       4,428,219
                                      ------------    ------------    ------------

Net realized and
  unrealized loss .................     (1,899,046)     (2,998,667)     (2,261,950)
                                      ------------    ------------    ------------

Net Increase in Net Assets
  Resulting from Operations .......   $  1,280,936    $  4,366,013    $    378,465
                                      ============    ============    ============

                                               See Notes to Financial Statements
52      1-800-345-2021                See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED MAY 31, 2002 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2001

Increase in Net Assets               STRATEGIC CONSERVATIVE              STRATEGIC MODERATE             STRATEGIC AGGRESSIVE

                                       2002           2001               2002           2001              2002            2001
                                       ----           ----               ----           ----              ----            ----
OPERATIONS
Net investment income .......   $   3,179,982    $   6,400,131    $   7,364,680    $  13,300,402    $   2,640,415    $   5,533,779
Net realized gain (loss) ....      (2,208,005)         561,196       (6,122,756)     (32,748,557)      (6,690,169)     (36,127,489)
Change in net unrealized
  appreciation (depreciation)         308,959         (329,227)       3,124,089       10,826,959        4,428,219        1,870,075
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
  net assets resulting
  from operations ...........       1,280,936        6,632,100        4,366,013       (8,621,196)         378,465      (28,723,635)
                                -------------    -------------    -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ............      (2,611,859)      (5,248,572)      (4,628,432)      (9,889,517)      (4,402,181)      (3,430,849)
  Advisor Class .............        (142,311)        (310,638)        (326,090)        (482,857)        (503,990)        (343,442)
  Institutional Class .......        (194,929)        (264,570)      (1,016,378)      (1,061,853)        (526,504)         (74,786)
  C Class ...................            --               --                 (8)            --               (103)            --
From net realized gains:
  Investor Class ............        (869,726)     (13,559,373)            --        (51,371,034)            --        (32,321,263)
  Advisor Class .............         (50,180)        (973,353)            --         (2,538,551)            --         (4,255,040)
  Institutional Class .......         (62,113)        (302,735)            --         (2,780,950)            --           (664,703)
                                -------------    -------------    -------------    -------------    -------------    -------------
Decrease in net assets
  from distributions ........      (3,931,118)     (20,659,241)      (5,970,908)     (68,124,762)      (5,432,778)     (41,090,083)
                                -------------    -------------    -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS
(NOTE 4)
Net increase in net
  assets from capital
  share transactions ........      31,176,566       63,082,864      101,660,247      304,490,148       46,031,917       78,622,277
                                -------------    -------------    -------------    -------------    -------------    -------------

Net increase in net assets ..      28,526,384       49,055,723      100,055,352      227,744,190       40,977,604        8,808,559

NET ASSETS
Beginning of period .........     232,402,257      183,346,534      718,517,098      490,772,908      367,126,503      358,317,944
                                -------------    -------------    -------------    -------------    -------------    -------------
End of period ...............   $ 260,928,641    $ 232,402,257    $ 818,572,450    $ 718,517,098    $ 408,104,107    $ 367,126,503
                                =============    =============    =============    =============    =============    =============

Undistributed net
  investment income .........   $   1,213,948    $     983,065    $   3,385,517    $   1,991,745    $   1,790,582    $   4,582,945
                                =============    =============    =============    =============    =============    =============

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      53

Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 2002 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Strategic Asset Allocations, Inc. (the
corporation) is registered under the Investment Company Act of 1940 the (1940
Act) as an open-end management investment company. Strategic Allocation:
Conservative Fund (Strategic Conservative), Strategic Allocation: Moderate Fund
(Strategic Moderate) and Strategic Allocation: Aggressive Fund (Strategic
Aggressive) (the funds) are three funds in a series issued by the corporation.
The funds are diversified under the 1940 Act. The funds' investment objectives are to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with each fund's risk profile.
The funds seek to achieve this by diversifying investments among three asset classes -- equity securities, bonds and cash equivalent instruments, the mix of which will depend on the risk profile of each fund. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- Strategic Conservative is authorized to issue the following classes of shares: the Investor Class, the Advisor Class, and the
Institutional Class. Strategic Moderate and Strategic Aggressive are authorized to issue the following classes of shares: the Investor Class, the Advisor Class, the Institutional Class and the C Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal  pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires.  Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions. There were no open forward contracts at
May 31, 2002.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the

54      1-800-345-2021

Notes to Financial Statements
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                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds maintain segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, with the exception of those for Strategic Aggressive, which are declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice a year, usually in March and December, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    CAPITAL LOSS CARRYOVERS -- At November 30, 2001, Strategic Moderate and
Strategic Aggressive had accumulated net realized capital loss carryovers for federal income tax purposes of $25,653,036 and $35,750,121, respectively
(expiring in 2009), which may be used to offset future taxable gains.

    Strategic Conservative, Strategic Moderate, and Strategic Aggressive have elected to treat $86,537, $1,989,544, and $2,274,474, respectively, of net capital and currency losses incurred in the one-month period ended November 30,
2001, as having been incurred in the following fiscal year  for federal income tax purposes.

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each class's pro rata share of the funds'
average daily closing net assets during the previous month. The annual management fee schedule for each class of the funds is as follows:

                                      STRATEGIC CONSERVATIVE
                               INVESTOR    ADVISOR    INSTITUTIONAL
                               --------    -------    -------------
FUND AVERAGE NET ASSETS
Up to $1 billion .............  1.00%       0.75%         0.80%
$1 billion and over ..........  0.90%       0.65%         0.70%

                                        STRATEGIC MODERATE
                               INVESTOR    ADVISOR    INSTITUTIONAL     C
                               --------    -------    -------------     -
FUND AVERAGE NET ASSETS
Up to $1 billion .............  1.10%       0.85%         0.90%       1.10%
$1 billion and over ..........  1.00%       0.75%         0.80%       1.00%

                                       STRATEGIC AGGRESSIVE
                               INVESTOR    ADVISOR    INSTITUTIONAL     C
                               --------    -------    -------------     -
FUND AVERAGE NET ASSETS
Up to $1 billion .............  1.20%       0.95%         1.00%       1.20%
$1 billion and over ..........  1.10%       0.85%         0.90%       1.10%

    The effective annual management fee for the six months ended May 31, 2002 for the Investor Class and C Class of Strategic Conservative, Strategic
Moderate, and Strategic Aggressive was 1.00%, 1.10%, and 1.20%, respectively, as applicable. The effective annual management fee for the six months ended May 31,
2002 for the Advisor Class of Strategic Conservative, Strategic Moderate, and
Strategic Aggressive was 0.75%, 0.85%, and 0.95%, respectively. The effective annual management fee for the six months ended May 31, 2002 for the
Institutional Class of Strategic Conservative, Strategic Moderate, and
Strategic Aggressive was 0.80%, 0.90%, and 1.00%, respectively.

    DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the six months ended May 31, 2002, are detailed in the Statement of
Operations.

    RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation 's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

    During the six months ended May 31, 2002, the funds invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPM (see Note 5).

                                                 www.americancentury.com      55

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the six months ended May 31, 2002, were as follows:

                                     STRATEGIC        STRATEGIC        STRATEGIC
                                    CONSERVATIVE       MODERATE       AGGRESSIVE
                                    ------------       --------       ----------
PURCHASES
Investment Securities other
  than U.S. Government
  & Agency Obligations .........    $110,421,870    $531,158,092    $350,518,941
U.S. Government &
  Agency Obligations ...........      29,714,089      58,630,298      12,643,553

PROCEEDS FROM SALES
Investment Securities other
  than U.S. Government
  & Agency Obligations .........    $ 93,218,707    $451,723,826    $306,641,424
U.S. Government &
  Agency Obligations ...........      24,182,738      65,543,112      20,135,144

    On May 31, 2002, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                              STRATEGIC          STRATEGIC          STRATEGIC
                             CONSERVATIVE         MODERATE          AGGRESSIVE
                             ------------         --------          ----------

Appreciation ..........     $  11,598,172      $  45,314,840      $  27,719,448
Depreciation ..........        (6,350,084)       (27,884,050)       (16,682,049)
                            -------------      -------------      -------------
Net ...................     $   5,248,088      $  17,430,790      $  11,037,399
                            =============      =============      =============
Federal Tax Cost ......     $ 260,717,188      $ 808,824,065      $ 397,080,261
                            =============      =============      =============

4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                              STRATEGIC CONSERVATIVE            STRATEGIC MODERATE             STRATEGIC AGGRESSIVE
                              SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
                              ------          ------          ------          ------          ------          ------
INVESTOR CLASS
Shares Authorized .......  200,000,000                     200,000,000                     200,000,000
                           =============                   =============                   =============
Six Months ended
  May 31, 2002
Sold .....................   8,310,911      $43,308,981     16,377,003      $96,740,205      9,391,401     $60,859,880
Issued in reinvestment
  of distributions .......     657,797        3,396,532        783,897        4,589,046        687,381       4,364,868
Redeemed .................  (4,127,864)     (21,484,451)    (9,068,393)    (53,466,058)     (4,917,892)    (31,816,308)
                           -------------   -------------   -------------   -------------   -------------   -------------
Net increase .............   4,840,844      $25,221,062      8,092,507      $47,863,193      5,160,890     $33,408,440
                           =============   =============   =============   =============   =============   =============

Year ended
  November 30, 2001
Sold .....................  16,895,192      $88,987,303     53,559,398     $316,310,031     15,930,554    $108,470,093
Issued in reinvestment
  of distributions .......   3,494,834       18,358,182      9,860,806       60,667,707      4,993,500      35,455,476
Redeemed ................. (10,772,581)     (56,705,959)   (31,552,906)    (189,316,723)   (14,810,049)    (99,146,119
                           -------------   -------------   -------------   -------------   -------------   -------------
Net increase .............   9,617,445      $50,639,526     31,867,298     $187,661,015      6,114,005     $44,779,450
                           =============   =============   =============   =============   =============   =============

56      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

    Transactions in shares of the funds were as follows:

                              STRATEGIC CONSERVATIVE            STRATEGIC MODERATE             STRATEGIC AGGRESSIVE
                              SHARES           AMOUNT         SHARES           AMOUNT          SHARES          AMOUNT
ADVISOR CLASS
Shares Authorized ........  50,000,000                      50,000,000                      50,000,000
                           =============                   =============                   =============
Six Months ended
  May 31, 2002
Sold .....................   1,146,338       $5,970,387     10,260,811      $60,803,020      2,129,196      $13,761,053
Issued in reinvestment
  of distributions .......      37,278          192,491         55,674          325,798         79,365          503,959
Redeemed .................    (214,846)      (1,116,968)    (1,267,033)      (7,447,029)      (466,437)      (3,013,224)
                           -------------   -------------   -------------   -------------   -------------   -------------
Net increase .............     968,770       $5,045,910      9,049,452      $53,681,789      1,742,124      $11,251,788
                           =============   =============   =============   =============   =============   =============

Year ended
  November 30, 2001
Sold ......................    802,062       $4,269,783      4,926,402      $29,486,777      1,770,353      $11,984,034
Issued in reinvestment
  of distributions ........    244,289        1,283,982        491,876        3,020,535        647,628        4,598,157
Redeemed ..................   (882,342)      (4,682,060)    (1,696,606)     (10,308,084)    (1,397,384)      (9,473,840)
                           -------------   -------------   -------------   -------------   -------------   -------------
Net increase .............     164,009         $871,705      3,721,672      $22,199,228      1,020,597       $7,108,351
                           =============   =============   =============   =============   =============   =============

INSTITUTIONAL CLASS
Shares Authorized ........  50,000,000                      50,000,000                      50,000,000
                           =============                   =============                   =============
Six Months ended
  May 31, 2002
Sold .....................     756,460       $3,946,909      1,831,824      $10,862,109        734,147       $4,784,175
Issued in reinvestment
  of distributions .......      49,782          257,042        173,649        1,016,378         82,914          526,504
Redeemed .................    (631,277)      (3,294,357)    (2,018,506)     (11,909,556)      (683,452)      (4,419,180)
                           -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) ..     174,965         $909,594        (13,033)        $(31,069)       133,609         $891,499
                           =============   =============   =============   =============   =============   =============

Year ended
  November 30, 2001
Sold .....................   2,737,474      $14,370,262     17,259,705     $102,801,581      4,620,256      $30,847,882
Issued in reinvestment
  of distributions .......     108,358          567,301        631,265        3,842,797        104,153          739,484
Redeemed .................    (636,829)      (3,365,930)    (2,033,172)     (12,016,971)      (735,508)      (4,859,890)
                           -------------   -------------   -------------   -------------   -------------   -------------
Net increase .............   2,209,003      $11,571,633     15,857,798      $94,627,407      3,988,901      $26,727,476
                           =============   =============   =============   =============   =============   =============

C CLASS
Shares Authorized ........      N/A                         50,000,000                      50,000,000
                           =============                   =============                   =============
Six months ended
  May 31, 2002
Sold .....................                                      25,002         $147,613         76,139         $492,466
Issued in reinvestment
  of distributions .......                                           1                8             16              103
Redeemed .................                                        (218)          (1,287)        (1,919)         (12,379)
                                                           -------------   -------------   -------------   -------------
Net increase .............                                      24,785         $146,334         74,236         $480,190
                                                           =============   =============   =============   =============

Period ended
  November 30, 2001(1)
Sold .....................                                         445           $2,498          1,075           $7,000
                                                           =============   =============   =============   =============

(1) October 2, 2001 and November 27, 2001 (commencement of sale) through
    November 30, 2001 for Strategic Moderate and Strategic Aggressive,
    Respectively.

                                                 www.americancentury.com      57

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2002 (UNAUDITED)

5.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, have a
$650,000,000 unsecured bank line of credit agreement with JPM, which was renewed from $520,000,000 effective December 18, 2001. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended May 31, 2002.

58      1-800-345-2021

Strategic Conservative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                    Investor Class
                                           2002(1)      2001        2000        1999        1998        1997
                                           -------      ----        ----        ----        ----        ----
PER-SHARE DATA
Net Asset Value, Beginning of Period ....  $5.26       $5.69       $5.69       $5.59       $5.55       $5.26
                                          ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income(2) ..............   0.07        0.16        0.19        0.17        0.18        0.19
  Net Realized and Unrealized
  Gain (Loss)                              (0.05)       0.02        0.19        0.28        0.31        0.36
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ......   0.02        0.18        0.38        0.45        0.49        0.55
                                          ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ............  (0.06)      (0.15)      (0.19)      (0.16)      (0.19)      (0.17)
  From Net Realized Gains ...............  (0.02)      (0.46)      (0.19)      (0.19)      (0.26)      (0.09)
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions ...................  (0.08)      (0.61)      (0.38)      (0.35)      (0.45)      (0.26)
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ..........  $5.20       $5.26       $5.69       $5.69       $5.59       $5.55
                                          =========   =========   =========   =========   =========   =========
  Total Return(3) .......................   0.50%       3.37%       6.74%       8.47%       9.43%      10.87%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................  1.00%(4)      1.00%       1.00%       1.00%       1.00%       1.00%
Ratio of Net Investment Income
  to Average Net Assets ................  2.57%(4)      3.06%       3.32%       3.01%       3.35%       3.48%
Portfolio Turnover Rate ................      55%        160%        149%        105%        113%        124%
Net Assets, End of Period
  (in thousands) ....................... $228,656    $205,778    $168,037    $167,083    $180,970    $156,733

(1) Six months ended May 31, 2002 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      59

Strategic Conservative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                    Advisor Class
                                           2002(1)      2001        2000        1999        1998        1997
                                           -------      ----        ----        ----        ----        ----
PER-SHARE DATA
Net Asset Value, Beginning of Period ....  $5.26       $5.69       $5.69       $5.59       $5.56       $5.26
                                          ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income(2) ..............   0.06        0.15        0.18        0.15        0.17        0.17
  Net Realized and Unrealized
  Gain (Loss) ...........................  (0.04)       0.02        0.18        0.30        0.31        0.38
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ......   0.02        0.17        0.36        0.45        0.48        0.55
                                          ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ............  (0.06)      (0.14)      (0.17)      (0.16)      (0.19)      (0.16)
  From Net Realized Gains ...............  (0.02)      (0.46)      (0.19)      (0.19)      (0.26)      (0.09)
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions ...................  (0.08)      (0.60)      (0.36)      (0.35)      (0.45)      (0.25)
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ..........  $5.20       $5.26       $5.69       $5.69       $5.59       $5.56
                                          =========   =========   =========   =========   =========   =========
  Total Return(3) .......................   0.38%       3.11%       6.49%       8.32%       9.06%      10.77%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................. 1.25%(4)      1.25%       1.25%       1.25%       1.25%       1.25%
Ratio of Net Investment Income
  to Average Net Assets ................. 2.32%(4)      2.81%       3.07%       2.76%       3.10%       3.23%
Portfolio Turnover Rate .................     55%        160%        149%        105%        113%        124%
Net Assets, End of Period
  (in thousands) ........................ $16,606     $11,702     $11,737      $8,876      $6,596      $4,253

(1) Six months ended May 31, 2002 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

                                               See Notes to Financial Statements
60      1-800-345-2021                See Glossary for a Definition of the Table

Strategic Conservative--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                      Institutional Class
                                                2002(1)      2001       2000(2)
                                                -------      ----       -------
PER-SHARE DATA
Net Asset Value, Beginning of Period .........  $5.26       $5.69       $5.68
                                               ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income(3) ...................   0.07        0.17        0.07
  Net Realized and Unrealized
  Gain (Loss) ................................  (0.04)       0.02       (0.01)
                                               ---------   ---------   ---------
  Total From Investment Operations ...........   0.03        0.19        0.06
                                               ---------   ---------   ---------
Distributions
  From Net Investment Income .................  (0.07)      (0.16)      (0.05)
  From Net Realized Gains ....................  (0.02)      (0.46)        --
                                               ---------   ---------   ---------
  Total Distributions ........................  (0.09)      (0.62)      (0.05)
                                               ---------   ---------   ---------
Net Asset Value, End of Period ...............  $5.20       $5.26       $5.69
                                               =========   =========   =========
  Total Return(4) ............................   0.60%       3.57%       1.10%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...................... 0.80%(5)      0.80%     0.80%(5)
Ratio of Net Investment Income
  to Average Net Assets ...................... 2.77%(5)      3.26%     3.70%(5)
Portfolio Turnover Rate ......................     55%        160%      149%(6)
Net Assets, End of Period
  (in thousands) ............................. $15,666     $14,922      $3,573

(1) Six months ended May 31, 2002 (unaudited).

(2) August 1, 2000 (commencement of sale) through November 30, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2000.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      61

Strategic Moderate--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                     Investor Class
                                           2002(1)      2001        2000        1999        1998        1997
                                           -------      ----        ----        ----        ----        ----
PER-SHARE DATA
Net Asset Value, Beginning of Period ....  $5.87       $6.92       $6.89       $6.22       $5.98       $5.42
                                          ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income(2) ..............   0.06        0.13        0.16        0.12        0.15        0.14
  Net Realized and Unrealized
  Gain (Loss) ...........................  (0.01)      (0.26)       0.20        0.88        0.45        0.56
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ......   0.05       (0.13)       0.36        1.00        0.60        0.70
                                          ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ............  (0.05)      (0.12)      (0.15)      (0.12)      (0.16)      (0.13)
  From Net Realized Gains ...............    --        (0.80)      (0.18)      (0.21)      (0.20)      (0.01)
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions ...................  (0.05)      (0.92)      (0.33)      (0.33)      (0.36)      (0.14)
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ..........  $5.87       $5.87       $6.92       $6.89       $6.22       $5.98
                                          =========   =========   =========   =========   =========   =========
  Total Return(3) .......................   0.81%      (2.37)%      5.20%      16.97%      10.32%      13.02%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................  1.10%(4)      1.10%       1.10%       1.10%       1.10%       1.10%
Ratio of Net Investment Income
  to Average Net Assets ................  1.90%(4)      2.20%       2.24%       1.92%       2.38%       2.43%
Portfolio Turnover Rate ................      74%        175%        153%        107%        127%        119%
Net Assets, End of Period
  (in thousands) ....................... $611,635    $564,586    $444,882    $375,592    $261,721    $201,384

(1) Six months ended May 31, 2002 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

                                               See Notes to Financial Statements
62      1-800-345-2021                See Glossary for a Definition of the Table

Strategic Moderate--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                     Advisor Class
                                           2002(1)      2001        2000        1999        1998        1997
                                           -------      ----        ----        ----        ----        ----
PER-SHARE DATA
Net Asset Value, Beginning of Period ....  $5.87       $6.92       $6.89       $6.22       $5.98       $5.42
                                          ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income(2) ..............   0.05        0.12        0.15        0.11        0.13        0.12
  Net Realized and Unrealized
  Gain (Loss) ...........................  (0.02)      (0.27)       0.20        0.88        0.45        0.56
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ......   0.03       (0.15)       0.35        0.99        0.58        0.68
                                          ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ............  (0.04)      (0.10)      (0.14)      (0.11)      (0.14)      (0.11)
  From Net Realized Gains ...............    --        (0.80)      (0.18)      (0.21)      (0.20)      (0.01)
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions ...................  (0.04)      (0.90)      (0.32)      (0.32)      (0.34)      (0.12)
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ..........  $5.86       $5.87       $6.92       $6.89       $6.22       $5.98
                                          =========   =========   =========   =========   =========   =========
  Total Return(3) .......................   0.52%      (2.59)%      4.95%      16.66%      10.07%      12.72%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................. 1.35%(4)      1.35%       1.35%       1.35%       1.35%       1.35%
Ratio of Net Investment Income
  to Average Net Assets ................. 1.65%(4)      1.95%       1.99%       1.67%       2.13%       2.18%
Portfolio Turnover Rate .................     74%        175%        153%        107%        127%        119%
Net Assets, End of Period
  (in thousands) ........................ $93,189     $40,166     $21,605     $15,979     $13,251      $8,573

(1) Six months ended May 31, 2002 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      63

Strategic Moderate--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                     Institutional Class
                                                2002(1)      2001       2000(2)
                                                -------      ----       -------
PER-SHARE DATA
Net Asset Value, Beginning of Period .........  $5.87       $6.93       $7.23
                                               ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income(3) ...................   0.06        0.14        0.06
  Net Realized and Unrealized Loss ...........  (0.01)      (0.27)      (0.31)
                                               ---------   ---------   ---------
  Total From Investment Operations ...........   0.05       (0.13)      (0.25)
                                               ---------   ---------   ---------
Distributions
  From Net Investment Income .................  (0.05)      (0.13)      (0.05)
  From Net Realized Gains ....................    --        (0.80)        --
                                               ---------   ---------   ---------
  Total Distributions ........................  (0.05)      (0.93)      (0.05)
                                               ---------   ---------   ---------
Net Asset Value, End of Period ...............  $5.87       $5.87       $6.93
                                               =========   =========   =========
  Total Return(4) ............................   0.90%      (2.30)%     (3.53)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...................... 0.90%(5)      0.90%     0.90%(5)
Ratio of Net Investment Income
  to Average Net Assets ...................... 2.10%(5)      2.40%     2.67%(5)
Portfolio Turnover Rate ......................     74%        175%      153%(6)
Net Assets, End of Period
  (in thousands) ............................ $113,601    $113,763     $24,285

(1) Six months ended May 31, 2002 (unaudited).

(2) August 1, 2000 (commencement of sale) through November 30, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2000.

                                               See Notes to Financial Statements
64      1-800-345-2021                See Glossary for a Definition of the Table

Strategic Moderate--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                                  C Class
                                                            2002(1)     2001(2)
                                                            -------     -------
PER-SHARE DATA
Net Asset Value, Beginning of Period ....................   $5.86       $5.62
                                                           ---------   ---------
Income From Investment Operations
  Net Investment Income(3) ..............................    0.03        0.01
  Net Realized and Unrealized
  Gain (Loss) ...........................................   (0.01)       0.23
                                                           ---------   ---------
  Total From Investment Operations ......................    0.02        0.24
                                                           ---------   ---------
Distributions
  From Net Investment Income ............................   (0.02)        --
                                                           ---------   ---------
Net Asset Value, End of Period ..........................   $5.86       $5.86
                                                           =========   =========
  Total Return(4) .......................................    0.33%       4.27%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................................  2.10%(5)    2.10%(5)
Ratio of Net Investment Income
  to Average Net Assets .................................  0.90%(5)    0.72%(5)
Portfolio Turnover Rate .................................      74%      175%(6)
Net Assets, End of Period
  (in thousands) ........................................     $148          $3

(1) Six months ended May 31, 2002 (unaudited).

(2) October 2, 2001 (commencement of sale) through November 30, 2001.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2001.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      65

Strategic Aggressive--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                     Investor Class
                                           2002(1)      2001        2000        1999        1998        1997
                                           -------      ----        ----        ----        ----        ----
PER-SHARE DATA
Net Asset Value, Beginning of Period ....  $6.49       $7.89       $7.91       $6.54       $6.25       $5.53
                                          ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income(2) ..............   0.04        0.10        0.11        0.07        0.10        0.09
  Net Realized and Unrealized
  Gain (Loss) ...........................  (0.02)      (0.59)       0.30        1.55        0.49        0.67
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ......   0.02       (0.49)       0.41        1.62        0.59        0.76
                                          ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ............  (0.10)      (0.09)      (0.08)      (0.08)      (0.09)      (0.04)
  From Net Realized Gains ...............    --        (0.82)      (0.35)      (0.17)      (0.21)        --
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions ...................  (0.10)      (0.91)      (0.43)      (0.25)      (0.30)      (0.04)
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ..........  $6.41       $6.49       $7.89       $7.91       $6.54       $6.25
                                          =========   =========   =========   =========   =========   =========
  Total Return(3) .......................   0.26%      (7.27)%      5.14%      25.69%       9.93%      13.84%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................  1.20%(4)      1.20%       1.20%       1.20%       1.20%       1.20%
Ratio of Net Investment Income
  to Average Net Assets ................  1.37%(4)      1.53%       1.25%       1.02%       1.49%       1.58%
Portfolio Turnover Rate ................      89%        184%        149%        115%        134%        135%
Net Assets, End of Period
  (in thousands) ....................... $325,159    $295,780    $311,193    $192,831    $145,125    $109,497

(1) Six months ended May 31, 2002 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4) Annualized.

                                               See Notes to Financial Statements
66      1-800-345-2021                See Glossary for a Definition of the Table

Strategic Aggressive--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                                      Advisor Class
                                           2002(1)      2001        2000        1999        1998        1997
                                           -------      ----        ----        ----        ----        ----
PER-SHARE DATA
Net Asset Value, Beginning of Period ....  $6.47       $7.86       $7.89       $6.52       $6.23       $5.53
                                          ---------   ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income(2) ..............   0.04        0.09        0.09        0.05        0.08        0.07
  Net Realized and Unrealized
  Gain (Loss) ...........................  (0.03)      (0.59)       0.29        1.55        0.49        0.67
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total From Investment Operations ......   0.01       (0.50)       0.38        1.60        0.57        0.74
                                          ---------   ---------   ---------   ---------   ---------   ---------
Distributions
  From Net Investment Income ............  (0.08)      (0.07)      (0.06)      (0.06)      (0.07)      (0.04)
  From Net Realized Gains ...............    --        (0.82)      (0.35)      (0.17)      (0.21)        --
                                          ---------   ---------   ---------   ---------   ---------   ---------
  Total Distributions ...................  (0.08)      (0.89)      (0.41)      (0.23)      (0.28)      (0.04)
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period ..........  $6.40       $6.47       $7.86       $7.89       $6.52       $6.23
                                          =========   =========   =========   =========   =========   =========
  Total Return(3) .......................   0.18%      (7.44)%      4.78%      25.46%       9.66%      13.43%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................. 1.45%(4)      1.45%       1.45%       1.45%       1.45%       1.45%
Ratio of Net Investment Income
  to Average Net Assets ................. 1.12%(4)      1.28%       1.00%       0.77%       1.24%       1.33%
Portfolio Turnover Rate .................     89%        184%        149%        115%        134%        135%
Net Assets, End of Period
  (in thousands) ........................ $50,810     $40,120     $40,721     $13,417     $10,228      $8,095

(1) Six months ended May 31, 2002 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4)  Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      67

Strategic Aggressive--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)

                                                      Institutional Class
                                                2002(1)      2001       2000(2)
                                                -------      ----       -------
PER-SHARE DATA
Net Asset Value, Beginning of Period .........  $6.50       $7.89       $8.50
                                               ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income(3) ...................   0.05        0.11        0.05
  Net Realized and Unrealized Loss ...........  (0.02)      (0.59)      (0.66)
                                               ---------   ---------   ---------
  Total From Investment Operations ...........   0.03       (0.48)      (0.61)
                                               ---------   ---------   ---------
Distributions
  From Net Investment Income .................  (0.11)      (0.09)        --
  From Net Realized Gains ....................    --        (0.82)        --
                                               ---------   ---------   ---------
  Total Distributions ........................  (0.11)      (0.91)        --
                                               ---------   ---------   ---------
Net Asset Value, End of Period ...............  $6.42       $6.50       $7.89
                                               =========   =========   =========
  Total Return(4) ............................   0.47%      (7.06)%     (7.18)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...................... 1.00%(5)      1.00%     1.00%(5)
Ratio of Net Investment Income
  to Average Net Assets ...................... 1.57%(5)      1.73%     1.70%(5)
Portfolio Turnover Rate ......................     89%        184%      149%(6)
Net Assets, End of Period
  (in thousands) ............................. $31,654     $31,219      $6,404

(1) Six months ended May 31, 2002 (unaudited).

(2) August 1, 2000 (commencement of sale) through November 30, 2000.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2000.

                                               See Notes to Financial Statements
68      1-800-345-2021                See Glossary for a Definition of the Table

Strategic Aggressive--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                                  C Class
                                                            2002(1)     2001(2)
                                                            -------     -------
PER-SHARE DATA
Net Asset Value, Beginning of Period .....................  $6.49       $6.51
                                                           ---------   ---------
Income From Investment Operations
  Net Investment Income(3) ...............................   0.02        --(4)
  Net Realized and Unrealized Loss .......................  (0.03)      (0.02)
                                                           ---------   ---------
  Total From Investment Operations .......................  (0.01)      (0.02)
                                                           ---------   ---------
Distributions
  From Net Investment Income .............................  (0.10)        --
                                                           ---------   ---------
Net Asset Value, End of Period ...........................  $6.38       $6.49
                                                           =========   =========
  Total Return(5) ........................................  (0.21)%     (0.31)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .................................. 2.20%(6)    2.20%(6)
Ratio of Net Investment Income
  to Average Net Assets .................................. 0.37%(6)    1.87%(6)
Portfolio Turnover Rate ..................................     89%      184%(7)
Net Assets, End of Period
  (in thousands) .........................................    $480          $7

(1) Six months ended May 31, 2002 (unaudited).

(2) November 27, 2001 (commencement of sale) through November 30, 2001.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2001.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      69

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Four classes of shares are authorized for sale by the funds: Investor Class,
Advisor Class, Institutional Class, and C Class. (C Class shares are not available for Strategic Conservative.)

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

    INSTITUTIONAL CLASS shares are  available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American
Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of Institutional Class shares is 0.20% less than the total expense ratio of Investor Class shares.

    C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00% for equity funds and 0.75% for fixed-income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which C Class Shares are purchased. The total expense ratio of C Class share is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed-income funds.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

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Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 15 growth and income funds, including domestic equity, balanced, asset allocation, and specialty funds.

     STRATEGIC ALLOCATION: CONSERVATIVE emphasizes bonds and money market securities to provide regular income and principal protection. The fund also provides the potential for moderate long-term growth by investing a portion of its assets in stocks.

     STRATEGIC ALLOCATION: MODERATE emphasizes common stocks for their long-term growth prospects, but maintains a sizable stake in bonds and money market securities to provide some income and increase overall price stability.

     STRATEGIC ALLOCATION: AGGRESSIVE focuses primarily on common stocks as a source of long-term growth, but maintains a small portion of its assets in bonds and money market securities to provide a modest amount of income and help cushion the share price volatility of the stock portion.

     The risk designations are relative only to the three Strategic Asset
Allocation funds and do not represent comparisons with any other investment.

     The funds invest in both domestic and foreign securities. International investing involves special risks, such  as political instability and currency fluctuations.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of large-company stock performance.

     The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

     The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

     The LEHMAN AGGREGATE BOND INDEX reflects the combined performance of several Lehman bond indices, including the TREASURY BOND, CORPORATE BOND, and
MORTGAGE-BACKED SECURITIES indices.

     The MSCI EUROPE, AUSTRALASIA, FAR EAST (EAFE(reg.tm)) INDEX is a widely followed group of stocks from 22 countries (excluding the U.S.).

     The 90-DAY U.S. TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

[right margin]

INVESTMENT TEAM LEADERS

Portfolio Managers
    JEFF TYLER
    BRIAN HOWELL

THE FUNDS' NEUTRAL
ASSET MIXES*
                     CON      MOD      AGG
STOCKS               45%      63%      78%
BONDS                45%      31%      20%
CASH
   (MONEY MARKET
   SECURITIES)       10%       6%       2%

* The funds' actual asset mixes will vary from the neutral mixes based on investment performance. Fund managers regularly review the portfolios and rebalance the asset mixes to stay within the funds' preset operating ranges.

                                                 www.americancentury.com      71

Glossary
--------------------------------------------------------------------------------

*   ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans, or mortgages.

*   AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

*   COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) --a generic mortgage derivative.
Mortgage derivatives are usually securities created (derived) from a pool of mortgages or mortgage-backed securities. Whereas a typical mortgage-backed security is an ownership interest in a complete mortgage pool, a derivative is usually an interest in just one part of a pool.

*   CORPORATE SECURITIES -- debt securities or instruments issued by corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

*   DIVIDEND YIELD -- a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

*   MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as
"pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are
"passed through" to investors. While the payments of principal  and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

*   PRICE/EARNINGS RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of a percentage. (Earnings per share is calculated by dividing a company's after-tax earnings by its outstanding shares.)

*   RETURN (AVERAGE ANNUAL) -- the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 59-69.

*   RETURN (TOTAL) -- the overall percentage change in the value of a hypothetical investment in the fund, assuming that all of the fund's distributions are reinvested.

*   U.S. GOVERNMENT AGENCY SECURITIES --debt securities issued by U.S.
government agencies (such as the Federal Home Loan Bank and the Federal Farm
Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency.
Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to
50 years).

*   U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes
(maturing in two to ten years), and bonds (maturing in more than ten years).

*   WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

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Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are  consistent with your needs.

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable  foundation and generally lower volatility levels than  stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund's assets increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

                                                 www.americancentury.com      73

Notes
--------------------------------------------------------------------------------

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Notes
--------------------------------------------------------------------------------

                                                 www.americancentury.com      75

Notes
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76      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 60 mutual funds spanning the investment spectrum. We currently manage $85 billion for roughly 2 million individuals, institutions, and  corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service, and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

0207                                 American Century Investment Services, Inc.
SH-SAN-30331N                     (c)2002 American Century Services Corporation